---------------------
 ANNUAL
---------------------
 REPORT
---------------------

California Tax-Free
Bond Fund

Index Allocation
Fund

Short-Term Government-
Corporate Income Fund

Short-Term Municipal
Income Fund

Strategic Growth Fund

U.S. Government
Income Fund

Variable Rate
Government Fund

DECEMBER 31, 1997

                                                               TABLE OF CONTENTS
LETTER TO SHAREHOLDERS                                                         1

INVESTMENT ADVISER Q & A

  California Tax-Free Bond Fund                                                3

  Index Allocation Fund                                                        6

  Short-Term Government-Corporate Income Fund                                 11

  Short-Term Municipal Income Fund                                            15

  Strategic Growth Fund                                                       18

  U.S. Government Income Fund                                                 23

  Variable Rate Government Fund                                               27

PORTFOLIOS OF INVESTMENTS

  California Tax-Free Bond Fund                                               30

  Index Allocation Fund                                                       52

  Short-Term Government-Corporate Income Fund                                 67

  Short-Term Municipal Income Fund                                            70

  Strategic Growth Fund                                                       74

  U.S. Government Income Fund                                                 80

  Variable Rate Government Fund                                               84

STAGECOACH FUNDS

  Statement of Assets and Liabilities                                         87

  Statement of Operations                                                     90

  Statements of Changes in Net Assets                                         92

  Financial Highlights                                                        98

  Notes to Financial Statements                                              112

INDEPENDENT AUDITORS' REPORT                                                 129

PROXY VOTING RESULTS                                                         131

LIST OF ABBREVIATIONS                                                        133
 STAGECOACH FUNDS:
 -------------------------------------------------------------------------

- ARE NOT FDIC INSURED
- ARE NOT GUARANTEED BY WELLS FARGO BANK            [NO FDIC]
- ARE NOT DEPOSITS OR OBLIGATIONS OF WELLS FARGO
  BANK
- INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS
  OF PRINCIPAL

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------

                                                          LETTER TO SHAREHOLDERS

------------------
TO OUR SHAREHOLDERS:
1997 was a year full of exciting growth, changes and challenges for the Stagecoach Funds. Among the most notable were the introduction of the New Plain English Prospectus, the merger with Overland Express and a number of dramatic market movements.

The Plain English Prospectus, which was mailed to shareholders beginning in December 1997, is our latest attempt to help you understand your investments. We invite your comments regarding its success and suggestions for its improvement.

On December 12, 1997, the Overland Express Fund Family merged with Stagecoach Funds. This Annual Report, dated December 31, 1997, reflects the completion of that merger.

For shareholders who held the STAGECOACH CALIFORNIA TAX-FREE BOND, U.S. GOVERNMENT INCOME and STRATEGIC GROWTH FUNDS prior to the merger, the timing of this report may cause confusion.

Each of these Funds was merged with an Overland Express Fund that had a similar or identical investment objective. For accounting purposes, the Overland Express Funds are considered the surviving entities of the merger. For this reason, the performance information shown for periods prior to the merger reflects the prior performance of the Overland Express Funds.

THE MERGER WILL NOT HAVE A SIGNIFICANT EFFECT ON THE WAY YOUR FUND IS MANAGED. HOWEVER, THE MERGER WILL AFFECT THE PRESENTATION OF PRIOR PERFORMANCE.

This report closes out the 1997 fiscal year for the Funds listed on the cover. The next Annual Report will be dated March 31, which will put these Funds on the same fiscal year calendar as the rest of the Stagecoach Funds.

The merger of Stagecoach and Overland Express has resulted in a single Fund Family with over 30 Funds and $23 billion in assets. Most of the changes for former Overland Express shareholders should be minor. Both Fund families were managed by Wells Fargo Bank, as is the newly combined Fund group. For the most part, shareholder account servicing should be very similar to what you have enjoyed in the past. Other changes resulting from the merger have been outlined in the proxy materials sent to Overland shareholders when the merger was proposed.

MARKET RECAP

The second half of 1997 saw more market volatility than we may have grown accustomed to over the past few years. On October 27, for example, the stock market suffered its worst one-day drop since 1987. As measured by the Dow Jones Industrial Average, the market lost 7.2% of its value. By the end of November, however, the Dow had recovered all that it had lost during the "crash," only to slump again in mid-December.

                                                           ---------------------

LETTER TO SHAREHOLDERS

Nevertheless, the stock market, as measured by the S&P 500, rose 33.17% in 1997.

The bond market, as measured by the Lehman Brothers Long-Term Treasury Index, had a strong year, posting a 15.08% gain, compared to the 0.81% return for the same index in 1996. The bond market's strength did not assert itself until mid-April, however, after slumping earlier in the year.

Yet despite these strong overall returns, the dramatic stock market swings in October received most of the attention from worried investors. What are the lessons shareholders can learn from these events? The only certainty is that there are no certainties when it comes to investing. Dramatic market movements can occur at any time for a variety of reasons -- and the effects can last for years or be balanced out in just a few days. Perhaps the most significant lessons learned this October are the ones we have all heard before:

- HAVE A SOLID, LONG-TERM STRATEGIC PLAN. What are your goals? When will you need to spend the money you have invested? How much risk are you willing to tolerate? A long-term strategic plan will help you keep your focus during periods of short-term market volatility.

- IF LONG-TERM GROWTH IS YOUR GOAL, STOCKS ARE HISTORICALLY THE BEST INVESTMENT. While bonds or cash may have a greater return than stocks during certain periods, over the long term stocks have outperformed every other investment class.

- USE ASSET ALLOCATION TO LIMIT MARKET VOLATILITY. The extent to which you should allocate your assets to less volatile investment classes depends on your individual circumstances, including such factors as how close you are to your investment horizon and to what extent you need to preserve capital. Seek the advice of an investment professional to help you determine your asset allocation.

The following pages contain discussions of the individual Funds, including specific commentary on some of the factors that affected Fund performance and how each Fund tried to capture value or prepare for the future.

For those shareholders who have come to Stagecoach through the merger with Overland Express, we thank you for your support of Overland Express. We also thank all of our shareholders for your continued investment with the Stagecoach Funds.

STAGECOACH FUNDS
FEBRUARY 1998

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 WIDELY HELD COMMON STOCKS REPRESENTING, AMONG OTHERS, INDUSTRIAL, FINANCIAL, UTILITY AND TRANSPORTATION COMPANIES LISTED OR TRADED ON NATIONAL EXCHANGES OR OVER-THE-COUNTER MARKETS. THE LEHMAN BROTHERS LONG-TERM TREASURY INDEX IS AN UNMANAGED INDEX COMPOSED OF U.S. TREASURY BONDS WITH 20-YEAR OR LONGER MATURITIES.

---------------------
2

                                                   CALIFORNIA TAX-FREE BOND FUND

--------------------
INVESTMENT ADVISER Q&A

WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED DECEMBER 31, 1997?

Class A shares of the Fund recorded a 9.16% total return for the period, exclusive of sales charges. The return for Class C shares for the same period, also exclusive of sales charges, was 8.11%. The total returns for Class B and Institutional shares for the period from December 15, 1997 to December 31, 1997, exclusive of sales charges, were 0.45% and 0.49%, respectively.

HOW DID THE FEDERAL RESERVE'S ACTION IN RAISING INTEREST RATES, AND THE SUBSEQUENT SPECULATION ABOUT ADDITIONAL INCREASES, AFFECT THE FUND THROUGHOUT THE YEAR?

When the Fed increased the federal funds target rate at the end of March, it sent a signal to the markets that the Fed intended to remain vigilant in fighting inflation. This vigilance was received as good news by the bond market. When subsequent economic data indicated a continuation of moderate economic growth and subdued inflationary pressures, intermediate and long-term interest rates responded positively, posting significant declines from April through the end of 1997. As a result, the value of the investments in the Fund's portfolio increased and the Fund's share price rose.

DO YOU FORESEE ADDITIONAL FED ACTION ON THE HORIZON?

Short-term rates will be vulnerable to swings in market expectations of Federal Reserve monetary policy. We expect market rates to move lower as inflation fears recede which may allow the Fed to ease monetary policy later in the year.

WHAT IS THE FUND'S CURRENT AVERAGE MATURITY AND HOW DID IT CHANGE THROUGHOUT THE YEAR? WHY?

The Fund's average maturity, which measures its sensitivity to interest rate fluctuations, declined modestly during the year. We shortened the Fund's average maturity in order to reduce the Fund's interest rate sensitivity. Typically, fund portfolios with a longer average maturity are affected more by moves in interest rates than funds with shorter maturity portfolios. The Fund's average maturity at the end of the year was 15.01 years, which is in the intermediate range for this Fund.

WHAT IS YOUR CURRENT OUTLOOK FOR NEXT YEAR?

We will continue to emphasize credit quality and good call structure. We will continue to look for opportunities to improve the Fund's call protection and currently plan to sell bonds callable in 2003 or earlier, and buy bonds that are not callable until 2006 or later. At present, we expect the Fund's average maturity to remain within its current range.

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE 10/88
AVERAGE ANNUAL TOTAL RETURN                      1 YEAR     3 YEARS    5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge                   4.29%      8.08%      6.42%      7.81%
----------------------------------------------------------------------------------------------
Without Sales Charge                             9.16%      9.75%      7.40%      8.35%
----------------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE 10/88
AVERAGE ANNUAL TOTAL RETURN                      1 YEAR     3 YEARS    5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                        3.28%      8.07%      6.27%      7.61%
----------------------------------------------------------------------------------------------
Without Sales Charge                             8.28%      8.92%      6.58%      7.61%
----------------------------------------------------------------------------------------------
(1)Assumes 12/31/97 Redemption

CLASS C SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE 10/88
AVERAGE ANNUAL TOTAL RETURN                      1 YEAR     3 YEARS    5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                        7.11%      8.86%      6.55%      7.59%
----------------------------------------------------------------------------------------------
Without Sales Charge                             8.11%      8.86%      6.55%      7.59%
----------------------------------------------------------------------------------------------
(1)Assumes 12/31/97 Redemption

INSTITUTIONAL SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE 10/88
AVERAGE ANNUAL TOTAL RETURN                      1 YEAR     3 YEARS    5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------
This Share Class has No Sales Charge             9.17%      9.75%      7.40%      8.35%
----------------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach California Tax-Free Bond Fund commenced operations on October 6, 1988 as the California Tax-Free Bond Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank.

On December 12, 1997, the Class A and Class D shares of the Overland Express California Tax-Free Bond Fund were reorganized as the Class A and Class C shares, respectively, of the California Tax-Free Bond Fund of Stagecoach Funds. For accounting purposes, the Overland Express Fund is considered the surviving entity of the reorganization. The Overland Fund did not offer Class B or Institutional Class shares.

For periods prior to December 15, 1997, performance shown for the Class A shares of the Stagecoach California Tax-Free Bond Fund reflects performance of the Class A shares of the Overland Express Fund. Performance shown for the Class B and Class C shares of the Fund for the period from July 1, 1993 to December 12, 1997, reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class B share and Class C share performance reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the expenses of the Class B or Class C shares, as applicable. For periods prior to December 15, 1997, performance shown for the Institutional Class shares reflects performance of the Class A shares of the Overland Fund.

While the Fund principally invests in obligations exempt from federal income taxes, a portion of the Fund's distributions may be subject to state and local taxes or the alternative minimum tax (AMT).

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
4

                                                   CALIFORNIA TAX-FREE BOND FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

                            [GRAPH]

THE RETURNS FOR CLASS B, CLASS C AND INSTITUTIONAL SHARES OF THE CALIFORNIA TAX-FREE BOND FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND SALES CHARGES.

The accompanying chart compares the performance of the Stagecoach California Tax-Free Bond Fund Class A shares since inception with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index of municipal bonds. Please note that the Fund is a professionally managed mutual fund. The index presented here is not managed, does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

INDEX ALLOCATION FUND

--------------------
INVESTMENT ADVISER Q&A

WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED DECEMBER 31, 1997?

Class A shares of the Fund recorded a 25.18% total return for the period, exclusive of sales charges. The total return for Class C shares for the same period, also exclusive of sales charges, was 24.07%. The total return for Class B shares for the period from December 15, 1997 to December 31, 1997 was 1.69%, exclusive of sales charges.

INCREASED CORPORATE EARNINGS AND LOW INFLATION HAVE FUELED THE GROWTH OF THE S&P 500 IN RECENT YEARS. WAS THIS THE CASE DURING 1997?

Yes, a strong economy with above-expected earnings and a low inflation rate were once again the primary drivers of the S&P 500's rise of over 33% for the year. Corporate earnings have continued to meet or exceed analysts' expectations. Positive earnings surprises have surpassed negative surprises. Similarly, inflation has been kept at bay. The annual inflation rate was measured at below 2.0% for the year.

WHAT IS YOUR CURRENT ANALYSIS: CAN THE EQUITY MARKET SUPPORT THESE CURRENT STOCK PRICES?

Investor concerns that the stock market may be over-valued may have contributed to the slackening of growth in the market over the last quarter of 1997. The market's susceptibility to bad news was demonstrated in the reaction to the crisis in the Asian markets. The S&P 500 forward price-to-earnings (P/E) ratio, which measures stock prices against expected earnings over the next year, reached a post-World War II high of 19.2 in July. The decline in the last quarter helped nudge the P/E ratio down. If earnings continue at the current pace and inflation remains low, we believe current equity valuations may be justified. An increase in the inflation rate, which might cause the Fed to hike interest rates, and/or any downturn in corporate earnings could cause a further correction in the equities market, and lower valuations further.

HAVE THE SWINGS IN THE MARKET BEEN REFLECTED IN ADJUSTMENTS IN THE FUND'S INVESTMENT ALLOCATION?

The Fund's investment allocation gradually increased in favor of equity holdings throughout the second half of the year. As of June 30, 1997, the Fund's investment allocation was 70% stocks and 30% bonds. By December 31, 1997, after several progressive increases in equity weighting, the Fund's investment allocation stood at 97% stocks, 3% bonds, and no cash. When the S&P 500 Index's P/E ratio reached its July high, the Fund's investment allocation was slightly defensive based on the model's analysis that equity valuations were too high. As earnings reports emerged and the third quarter's market slump spurred by the Asian crisis played itself out, equity valuations began to appear more sustain-

---------------------
6

                                                           INDEX ALLOCATION FUND
able. As equity valuations began to decline, we increased the Fund's equity allocation.

WHAT WAS THE YIELD DIFFERENCE BETWEEN CASH AND BONDS AS OF DECEMBER 31, 1997?

The yield curve, which measures the differences in yields for bonds of different maturity lengths, "flattened" throughout the year. This means that long-term yields and short-term (cash) yields drew closer together. Thirty-year Treasury yields were down to 5.92% by the end of 1997, while the three-month yield (cash) ended at 5.34%. Typically, a narrow spread between long-term and short-term yields would make cash a more favorable investment for this Fund. As the year ended, however, the Fund's investment allocation was heavily tipped toward stocks with only slight exposure to other investments.

                                                           ---------------------

INDEX ALLOCATION FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE 4/88
AVERAGE ANNUAL TOTAL RETURNS                     1 YEAR     3 YEARS    5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------
With Maximum 4.50% Sales Charge                  19.54%     23.54%     16.07%     13.28%
----------------------------------------------------------------------------------------------
Without Sales Charge                             25.18%     25.44%     17.14%     13.81%
----------------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE 4/88
AVERAGE ANNUAL TOTAL RETURNS                     1 YEAR     3 YEARS    5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                        19.02%     23.86%     16.12%     13.04%
----------------------------------------------------------------------------------------------
Without Sales Charge                             24.02%     24.51%     16.34%     13.04%
----------------------------------------------------------------------------------------------
(1) Assumes 12/31/97 Redemption

CLASS C SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE 4/88
AVERAGE ANNUAL TOTAL RETURNS                     1 YEAR     3 YEARS    5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                        23.07%     24.52%     16.35%     13.04%
----------------------------------------------------------------------------------------------
Without Sales Charge                             24.07%     24.52%     16.35%     13.04%
----------------------------------------------------------------------------------------------
(1) Assumes 12/31/97 Redemption

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach Index Allocation Fund commenced operations on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. In February of 1997, the Fund changed its name to the "Index Allocation Fund". On December 12, 1997, the Class A and Class D shares of the Overland Express Index Allocation Fund were reorganized as the Class A and Class C shares, respectively, of the Index Allocation Fund of Stagecoach Funds.

For periods prior to December 15, 1997, performance shown for the Class A shares of the Stagecoach Index Allocation Fund reflects performance of the Class A shares of the Overland Express Fund. Performance shown for the Class B and Class C shares of the Fund for the period from July 1, 1993 to December 12, 1997, reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class B share and Class C share performance reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the expenses of the Class B or Class C shares, as applicable.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
8

                                                           INDEX ALLOCATION FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT
                                    [CHART]

THE RETURNS FOR CLASS B AND CLASS C SHARES OF THE INDEX ALLOCATION FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND SALES CHARGES.

The accompanying chart compares the performance of the Stagecoach Index Allocation Fund Class A shares since inception with the S&P 500 Index, the Lehman Brothers U.S. 20+ Treasury Bond Index, and the IBC/Donoghue Money Market Average. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Lehman Brothers 20+ Treasury Bond Index is an unmanaged index composed of U.S. Treasury bonds with 20-year or longer maturities. The IBC/Donoghue Money Market Average is an average of 700 taxable money market funds while the Fund is a professionally managed mutual fund. The indexes presented here do not incur expenses and are not available directly for investment. Had these indexes incurred operating expenses, their performances would have been lower.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
10

                                     SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

--------------------
INVESTMENT ADVISER Q&A

WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED DECEMBER 31, 1997?

The Fund recorded a 5.91% total return for the period, exclusive of sales charges.

HOW DID THE FUND'S INVESTMENT ALLOCATION SHIFT BETWEEN GOVERNMENT AND CORPORATE BONDS DURING THE PERIOD?

The Fund decreased its allocations to Treasury securities and cash, and increased its allocation to corporate securities and U.S. Government agency securities. The year ended with a corporate allocation of 35%. At present, we expect the Fund's corporate exposure to range from approximately 35% to 45%.

DID FALLING YIELDS PLAY A ROLE IN THE FUND'S INVESTMENT ALLOCATION CHANGES?

The difference in yields between government and corporate bonds is very narrow by historical standards and narrowed gradually in the last three quarters of 1997. We have emphasized high-quality corporate debt in an effort to gain better yield. With the spread so narrow and the interest rate outlook relatively stable, we believe there is less reward remaining in Treasury securities.

WHAT IS THE CURRENT OUTLOOK FOR INTEREST RATES?

We believe short-term rates will be vulnerable to swings in market expectations of Federal Reserve policy. We expect rates to move lower as inflation fears recede, and we may even see the Federal Reserve easing monetary policy later in the year.

                                                           ---------------------

SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

---------------------
PERFORMANCE AT A GLANCE
PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                               SINCE 9/94
AVERAGE ANNUAL TOTAL RETURNS                             1 YEAR     3 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
With Maximum 3.0% Sales Charge                           2.81%      5.20%      4.83%
-------------------------------------------------------------------------------------------
Without Sales Charge                                     5.91%      6.26%      5.77%
-------------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach Short-Term Government-Corporate Income Fund commenced operations on September 9, 1994 as the Short-Term Government-Corporate Income Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Express Short-Term Government-Corporate Income Fund was reorganized as the Short-Term Government-Corporate Income Fund of Stagecoach Funds. Prior to December 12, 1997, the Fund invested in a master portfolio with a corresponding investment objective. The Fund no longer invests in a master portfolio and currently invests directly in a portfolio of securities. Performance for the periods prior to December 15, 1997 reflects the performance of the Overland Fund.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

---------------------
12

                                     SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

                            [GRAPH]

The accompanying chart compares the performance of the Stagecoach Short-Term Government-Corporate Income Fund since inception with the Merrill Lynch One Year Treasury Bill Index. The chart assumes a hypothetical $10,000 initial investment and reflects all operating expenses and assumes the maximum initial sales charge of 3.0%. The Merrill Lynch One Year Treasury Bill Index is an unmanaged index while the Fund is a professionally managed mutual fund. The index presented does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
14

                                                SHORT-TERM MUNICIPAL INCOME FUND

--------------------
INVESTMENT ADVISER Q&A

WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED DECEMBER 31, 1997?

The Fund recorded a 4.14% total return for the period, exclusive of sales charges.

HOW DID THE FEDERAL RESERVE'S ACTION IN RAISING INTEREST RATES, AND THE SUBSEQUENT SPECULATION ABOUT ADDITIONAL INCREASES, AFFECT THE FUND THROUGHOUT THE YEAR?

When the Fed increased the federal funds target rate at the end of March, it sent a signal to the markets that the Fed intended to remain vigilant in fighting inflation. This vigilance was received as good news by the bond market. Subsequent economic data indicated a continuation of moderate economic growth and subdued inflationary pressures. The Fund's return improved from late April through the remainder of the year.

DO YOU FORESEE ADDITIONAL FED ACTION ON THE HORIZON?

We expect market rates to move lower as inflation fears recede, which may allow the Federal Reserve to ease monetary policy later in the year. Meanwhile, short-term rates will be vulnerable to swings in market expectations of Federal Reserve monetary policy.

WHAT IS THE FUND'S CURRENT AVERAGE MATURITY AND HOW DID IT CHANGE THROUGHOUT THE PERIOD?

The Fund's average maturity, which measures its sensitivity to interest rates, increased modestly during the year, from 0.9 years early in 1997 to 1.62 years at the end of the year. This expansion took advantage of yields in the intermediate (2 to 5 years) maturity range, while still emphasizing high credit quality.

                                                           ---------------------

SHORT-TERM MUNICIPAL INCOME FUND

---------------------
PERFORMANCE AT A GLANCE
PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                               SINCE 6/94
AVERAGE ANNUAL TOTAL RETURN                              1 YEAR     3 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
With Maximum 3.0% Sales Charge                           1.09%      3.57%      3.04%
-------------------------------------------------------------------------------------------
Without Sales Charge                                     4.14%      4.62%      3.89%
-------------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach Short-Term Municipal Income Fund commenced operations on June 3, 1994 as the Short-Term Municipal Income Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Express Short-Term Municipal Income Fund was reorganized as the Short-Term Municipal Income Fund of Stagecoach Funds. Prior to December 12, 1997, the Fund invested in a master portfolio with a corresponding investment objective. The Fund no longer invests in a master portfolio and currently invests directly in a portfolio of securities. Performance for the periods prior to December 15, 1997 reflects the performance of the Overland Fund.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

---------------------
16

                                                SHORT-TERM MUNICIPAL INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

                            [GRAPH]

The accompanying chart compares the performance of the Stagecoach Short-Term Municipal Income Fund since its inception with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment and reflects all operating expenses and assumes the maximum initial sales charge of 3.0%. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index of municipal bonds while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

STRATEGIC GROWTH FUND

--------------------
INVESTMENT ADVISER Q&A

WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED DECEMBER 31, 1997?

Class A shares of the Fund recorded a 7.73% total return for the period, exclusive of sales charges. The total return for Class C shares for the same period, also exclusive of sales charges, was 6.98%. The total return for Class B shares for the period from December 15, 1997 to December 31, 1997 was 2.74%, exclusive of sales charges.

MID-CAP GROWTH STOCKS WERE PARTICULARLY VOLATILE DURING THE YEAR. WHAT CAUSED SOME OF THE UP AND DOWN SWINGS?

Much of the volatility during the year was the result of swings in investor sentiment concerning the future level and direction of interest rates, the pace of earnings growth and events in the Asian markets. Early in the year, investors were fearful of rising interest rates and slower earnings growth and share prices fell dramatically. Many investors responded to interest rate concerns by moving into large company stocks, which are generally viewed as being safer than small company stocks in an uncertain environment. As these fears subsided, the share prices for smaller and mid-cap companies recovered and climbed to new highs. The third quarter of 1997 in particular saw record increases. In the fourth quarter, however, there was a dramatic sell-off in the small and mid-cap growth sectors primarily caused by fears of a marked slow down in earnings. The fears of slower earnings growth were caused by, among other things, the confusion in Asia, the sell-off in the energy sector due to falling commodities prices and earnings disappointments in the healthcare service sector.

TO WHAT EXTENT WAS THE CONTINUED UNCERTAINTY ABOUT INTEREST RATES A FACTOR IN THE MARKET'S VOLATILITY DURING THE PERIOD?

The fear of rising interest rates was a major factor in the volatility in March and April. Investors moved away from growth stocks in fear that higher rates might lead to a slower economy and lower earnings. Projected future earnings are one of the key supports for stock prices; if investors expect or fear disappointments, values may decline. In the weeks after the Federal Reserve raised the federal funds target rate in March, the market grew confident that inflation would not become a major factor. The prevailing sentiment by the end of the year was that the American economy had grown without triggering inflation and therefore interest rates are expected by many to remain favorable.

WHICH SECTORS SHOWED STRENGTH? WHICH WERE DISAPPOINTING?

Over the whole of 1997, among the best performing sectors were the financial industry, including bank, credit card and insurance companies, and healthcare stocks. Basic materials and energy sectors were disappointing.

---------------------
18

                                                           STRATEGIC GROWTH FUND

WHAT'S THE OUTLOOK FOR THE GROWTH SECTOR?

We feel that the current high equity prices make the equity market vulnerable as investors continue to assess the potential impact of Asian -- especially Japanese -- markets on U.S. corporate earnings. We expect only a moderate impact from the Asian crisis, but combined with the natural slowing of the nearly seven year long economic expansion, we expect that overall growth will be less than in recent years. We believe that if earnings reports in 1998 demonstrate that the Asian markets have not overly affected U.S. corporate growth, the growth sector will rebound.

                                                           ---------------------

STRATEGIC GROWTH FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                             SINCE 1/93
AVERAGE ANNUAL TOTAL RETURNS                           1 YEAR     3 YEARS    INCEPTION
-----------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge                        2.87%      17.38%     18.32%
-----------------------------------------------------------------------------------------
Without Sales Charge                                   7.73%      19.20%     19.42%
-----------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                             SINCE 1/93
AVERAGE ANNUAL TOTAL RETURNS                           1 YEAR     3 YEARS    INCEPTION
-----------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)       2.02%      17.64%     18.07%
-----------------------------------------------------------------------------------------
Without Sales Charge                                   7.02%      18.36%     18.27%
-----------------------------------------------------------------------------------------
(1)Assumes 12/31/97 Redemption

CLASS C SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                             SINCE 1/93
AVERAGE ANNUAL TOTAL RETURNS                           1 YEAR     3 YEARS    INCEPTION
-----------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)       5.98%      18.34%     18.26%
-----------------------------------------------------------------------------------------
Without Sales Charge                                   6.98%      18.34%     18.26%
-----------------------------------------------------------------------------------------
(1)Assumes 12/31/97 Redemption

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach Strategic Growth Fund commenced operations on January 20, 1993 as the Strategic Growth Fund of Overland Express Inc., another investment company advised by Wells Fargo Bank.

On December 12, 1997, the Class A and Class D shares of the Overland Express Strategic Growth Fund were reorganized as the Class A and Class C shares, respectively, of the Aggressive Growth Fund of Stagecoach Funds. The Aggressive Growth Fund was renamed the "Strategic Growth Fund." For accounting purposes, the Overland Express Fund is considered the surviving entity of the reorganization. The Overland Fund did not offer Class B shares.

For periods prior to December 15, 1997, performance shown for the Class A shares of the Stagecoach Strategic Growth Fund reflects performance of the Class A shares of the Overland Express Fund. Performance shown for the Class B and Class C shares of the Fund for the period from July 1, 1993 to December 12, 1997, reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class B share and Class C share performance reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the expenses of the Class B or Class C shares, as applicable.

Prior to December 12, 1997, the Fund invested in a master portfolio with a corresponding investment objective. The Fund no longer invests in a master portfolio and currently invests directly in a portfolio of securities.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
20

                                                           STRATEGIC GROWTH FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

                            [GRAPH]

THE RETURNS FOR CLASS B AND CLASS C SHARES OF THE STRATEGIC GROWTH FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND SALES CHARGES.

The accompanying chart compares the performance of the Stagecoach Strategic Growth Fund Class A shares since inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.25%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
22

                                                     U.S. GOVERNMENT INCOME FUND

--------------------
INVESTMENT ADVISER Q&A

WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED DECEMBER 31, 1997?

Class A shares of the Fund recorded an 8.73% total return for the period, exclusive of sales charges. The total return for Class C shares for the same period, also exclusive of sales charges, was 7.56%. The total returns for Class B and Institutional shares for the period from December 15, 1997 to December 31, 1997, exclusive of sales charges, were 0.08% and 0.18%, respectively.

AMONG THE PERMITTED INVESTMENTS FOR THE FUND ARE MORTGAGE-BACKED SECURITIES. ARE MORTGAGE-BACKED SECURITIES AS SENSITIVE TO INTEREST RATE CHANGES AS OTHER BONDS?

Mortgage-backed securities generally move in tandem with Treasury securities when there are small changes in interest rates. In the event of a large move in rates, Treasury and mortgage-backed securities may diverge due to prepayment risk. Prepayment risk is the risk that as interest rates drop, homeowners may refinance their mortgages to take advantage of the lower rates. This can potentially reduce the expected returns from mortgages and mortgage-backed securities. 1997 ended with mortgage rates at a four-year low. Therefore, in order to protect the Fund from the rising rate of prepayments, we have begun to increase the percentage of Treasury securities and lower-coupon mortgage securities in the Fund's portfolio.

DESCRIBE THE DIFFERENCES BETWEEN THE VARIOUS GOVERNMENT MORTGAGE-BACKED SECURITIES, SUCH AS GINNIE MAES, FANNIE MAES AND FHLMC SECURITIES. DO THEY GENERALLY HAVE YIELD DIFFERENCES?

The main difference between these securities is that the Ginnie Mae securities issued by the Government National Mortgage Association are backed by the full faith and credit of the United States Government, while Fannie Maes and FHLMC securities are not backed by the U.S. Government. The U.S. Government has never defaulted on Ginnie Mae securities. Fannie Mae and FHLMC securities are issued by government agencies that guarantee the payment of interest and the repayment of principal. There is no guarantee that the U.S. Government will back these agencies. Nevertheless, Fannie Maes and FHLMC's are considered to have outstanding credit quality. The superior credit quality of Ginnie Mae securities allows them to trade at slightly lower yields.

WHAT IS THE CURRENT OUTLOOK FOR INTEREST RATES?

We believe short-term rates will be vulnerable to swings in market expectations of Federal Reserve policy. We expect rates to move lower as inflation fears recede, and we may even see the Federal Reserve easing monetary policy later in the year.

                                                           ---------------------

U.S. GOVERNMENT INCOME FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                               SINCE 4/88
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEARS    5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge                3.80%      7.35%      5.44%      8.10%
-------------------------------------------------------------------------------------------
Without Sales Charge                          8.73%      9.03%      6.42%      8.61%
-------------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                               SINCE 4/88
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEARS    5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                     2.69%      7.33%      5.30%      7.90%
-------------------------------------------------------------------------------------------
Without Sales Charge                          7.69%      8.19%      5.62%      7.90%
-------------------------------------------------------------------------------------------
(1)Assumes 12/31/97 Redemption

CLASS C SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                               SINCE 4/88
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEARS    5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                     6.56%      8.15%      5.60%      7.89%
-------------------------------------------------------------------------------------------
Without Sales Charge                          7.56%      8.15%      5.60%      7.89%
-------------------------------------------------------------------------------------------
(1)Assumes 12/31/97 Redemption

INSTITUTIONAL SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                               SINCE 4/88
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEARS    5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
This Share Class has No Sales Charge          8.69%      9.01%      6.42%      8.61%
-------------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach U.S. Government Income Fund commenced operations on April 7, 1988 as the U.S. Government Income Fund of Overland Express Funds Inc., another investment company advised by Wells Fargo Bank.

On December 12, 1997, the Class A and Class D shares of the Overland Express U.S. Government Income Fund were reorganized as the Class A and Class C shares, respectively, of the Ginnie Mae Fund of Stagecoach Funds. The Ginnie Mae Fund was renamed the "U.S. Government Income Fund." For accounting purposes, the Overland Express Fund is considered the surviving entity of the reorganization. The Overland Fund did not offer Class B or Institutional Class shares.

For periods prior to December 15, 1997, performance shown for the Class A shares of the Stagecoach U.S. Government Income Fund reflects performance of the Class A shares of the Overland Express Fund. Performance shown for the Class B and Class C shares of the Fund for the period from July 1, 1993 to December 12, 1997, reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class B share and Class C share performance reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the expenses of the Class B or Class C shares, as applicable. For periods prior to December 15, 1997, performance shown for the Institutional Class shares reflects performance of the Class A shares of the Overland Fund.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
24

                                                     U.S. GOVERNMENT INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT
                                    [GRAPH]

THE RETURNS FOR CLASS B, CLASS C AND INSTITUTIONAL SHARES OF THE U.S. GOVERNMENT INCOME FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND SALES CHARGES.

The accompanying chart compares the performance of the Stagecoach U.S. Government Income Fund Class A shares since inception with the Lehman Brothers Long-Term Government Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The Lehman Brothers Long-Term Government Bond Index is comprised of publicly issued long-term government debt securities and has an average maturity of 23-25 years while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
26

                                                   VARIABLE RATE GOVERNMENT FUND

--------------------
INVESTMENT ADVISER Q&A

WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED DECEMBER 31, 1997?

Class A shares of the Fund recorded a 5.43% total return for the period exclusive of sales charges. The total return for Class C shares for the same period, also exclusive of sales charges, was 5.44%.

WHAT WAS THE INTEREST RATE ENVIRONMENT DURING 1997?

Early in the year, concern about Federal Reserve monetary policy dampened the bond market. When the Fed finally did raise the federal funds target rate in March, the market took a few weeks to fully absorb the change. Then, as economic reports indicated that the economy was growing with little inflation, the bond market rallied and yields fell.

WHAT EFFECT DID THIS HAVE ON THE FUND?

Short-term rates reached a 36-month low in April and the yield curve, which measures the difference between short-term and long-term yields, was relatively flat. The challenge facing a Fund that invests in mortgage-backed securities in such an environment is to reduce prepayment risk. When mortgage rates are low, homeowners often refinance, reducing the income available from mortgage-backed securities. In order to reduce the Fund's exposure to prepayment risk we increased the Fund's holdings of Collateralized Mortgage Obligations ("CMOs"), which have a floating rate and are not as susceptible to prepayments as mortgage-backed securities. In addition, we began to sell Adjustable Rate Mortgage ("ARMs") obligations that originated in 1996 and 1997 and replaced them with older ARMs that have gone through prepayment cycles and therefore are less subject to prepayment risk.

DO YOU FORESEE ADDITIONAL FED ACTION ON THE HORIZON?

We expect market rates to move lower as inflation fears recede. We believe the Federal Reserve may eventually ease monetary policy later in the year. Meanwhile, short-term rates will be vulnerable to swings in market expectations of Federal Reserve monetary policy. Protecting against prepayments will therefore continue to be a major theme for the foreseeable future.

                                                           ---------------------

VARIABLE RATE GOVERNMENT FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE 11/90
AVERAGE ANNUAL TOTAL RETURNS                     1 YEAR     3 YEARS    5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------
With Maximum 3.0% Sales Charge                   2.23%      4.78%      3.01%      4.27%
----------------------------------------------------------------------------------------------
Without Sales Charge                             5.43%      5.83%      3.64%      4.71%
----------------------------------------------------------------------------------------------

CLASS C SHARE PERFORMANCE AS OF 12/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE 11/90
AVERAGE ANNUAL TOTAL RETURNS                     1 YEAR     3 YEARS    5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                        4.44%      5.48%      3.22%      4.26%
----------------------------------------------------------------------------------------------
Without Sales Charge                             5.44%      5.48%      3.22%      4.26%
----------------------------------------------------------------------------------------------
(1)Assumes 12/31/97 Redemption

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach Variable Rate Government Fund commenced operations on November 3, 1990 as the Variable Rate Government Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. On December 12, 1997, the Class A and Class D shares of the Overland Express Variable Rate Government Fund were reorganized as the Class A and Class C shares, respectively, of the Variable Rate Government Fund of Stagecoach Funds.

For periods prior to December 15, 1997, performance shown for the Class A shares of the Stagecoach Variable Rate Government Fund reflects performance of the Class A shares of the Overland Express Fund. Performance shown for the Class C shares of the Fund for the period from July 1, 1993 to December 12, 1997, reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class C share performance reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the expenses of the Class C shares.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

---------------------
28

                                                   VARIABLE RATE GOVERNMENT FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT
                                    [GRAPH]

THE RETURN FOR CLASS C SHARES OF THE VARIABLE RATE GOVERNMENT FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND SALES CHARGES.

The accompanying chart compares the performance of the Stagecoach Variable Rate Government Fund Class A shares since inception with the Lehman Brothers U.S. Government ARM Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.0%. The Lehman Brothers U.S. Government ARM Index is an unmanaged index comprised of agency-guaranteed securities with coupons that periodically adjust based on a spread over a published index while the Fund is a professionally managed mutual fund. The index presented does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND
----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - DECEMBER 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS - 97.99%
$ 2,000,000  ABAG Finance Authority for Nonprofit Corp CA
               Stanford University Hospital                       5.50 %        11/01/13   $   2,050,000
  1,000,000  ABAG Finance Authority for Nonprofit Corp CA
               State Insured                                      7.10          12/01/20       1,075,700
  1,000,000  Alameda CA USD AMBAC Insured                         5.95          07/01/09       1,075,550
  2,000,000  Alameda CA USD AMBAC Insured                         6.05          07/01/11       2,154,900
  1,000,000  Alameda County CA Water District Revenue COP
               Water System Project MBIA Insured                  6.20          06/01/13       1,070,020
  2,500,000  Anaheim CA Public Financing Authority Tax
               Authority Revenue Redevelopment Project            5.25          02/01/18       2,523,975
  3,620,000  Antioch CA Public FA Water Revenue Water
               Treatment Plant Project MBIA Insured               5.63          07/01/14       3,741,487
  1,330,000  Arcadia CA USD Capital Appreciation Series A
               MBIA Insured (zero coupon)                         7.97 (F)      09/01/06         907,113
    810,000  Benicia CA USD                                       5.13          08/01/12         818,473
  2,545,000  Bonita CA USD COP MBIA Insured                       5.63          05/01/10       2,702,179
  1,300,000  Burbank Glendale Pasadena Airport Authority CA
               Airport Revenue AMBAC Insured                      6.40          06/01/10       1,390,064
  1,000,000  California State DWR Central Valley Project
               Revenue                                            4.75          09/01/12         995,550
  1,000,000  California State DWR Central Valley Project
               Revenue                                            5.00          10/01/11       1,010,000
  1,500,000  California State DWR Central Valley Project
               Revenue                                            5.00          12/01/12       1,505,865
    400,000  California State DWR Central Valley Project
               Revenue Series F                                   6.00          12/01/11         403,776
  5,000,000  California State DWR Central Valley Project
               Revenue Series J                                   6.00          12/01/07       5,630,100
  1,830,000  California State DWR Central Valley Project
               Revenue Series L                                   5.75          12/01/13       1,913,228

------------------------
30

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 4,550,000  California State DWR Central Valley Project
               Revenue Series L                                   5.75 %        12/01/14   $   4,756,934
  2,300,000  California State DWR Central Valley Project
               Revenue Series M                                   5.00          12/01/15       2,280,887
  3,235,000  California State DWR Central Valley Project
               Series O                                           4.75          12/01/17       3,090,266
  1,540,000  California State EDFA Revenue Chapman College
               Refunding Pending                                  7.30          01/01/02       1,660,120
  1,000,000  California State EDFA Revenue Claremont
               Colleges Pooled Facilities                         6.38          05/01/22       1,079,820
    350,000  California State EDFA Revenue Loyola Marymount
               University                                         6.00          10/01/14         365,516
    710,000  California State EDFA Revenue Loyola Marymount
               University Series B                                6.55          10/01/12         792,587
     50,000  California State EDFA Revenue Pomona College         6.13          02/15/08          54,079
  1,000,000  California State EDFA Revenue Pomona College GO      5.60          12/01/14       1,040,000
  3,200,000  California State EDFA Revenue Pomona College GO      6.00          02/15/17       3,393,792
  1,950,000  California State EDFA Revenue University of San
               Diego Project                                      6.50          10/01/08       2,143,655
  1,000,000  California State EDFA Revenue University of San
               Francisco MBIA Insured                             5.60          10/01/10       1,094,250
  1,500,000  California State Educational Facility Authority
               Revenue Pooled College and University Project
               Series C                                           5.13          03/01/15       1,503,705
  1,110,000  California State Educational Facility Revenue
               Project                                            5.00          09/01/12       1,114,385
  1,000,000  California State GO                                  4.75          09/01/11       1,000,680
  4,355,000  California State GO AMBAC Insured                    5.75          03/01/15       4,574,187
  1,910,000  California State GO Eagles II Series 6 (zero
               coupon)                                            6.24 (F)      04/01/10       1,050,118
  3,000,000  California State GO MBIA Insured                     6.00          10/01/10       3,391,230
    375,000  California State HFA Home Mortgage Revenue AMT
               Series B Multiple Credit Enhancements              8.00          08/01/29         391,286

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   955,000  California State HFA Home Mortgage Revenue AMT
               Series D Multiple Credit Enhancements              7.75 %        08/01/10   $   1,014,821
    260,000  California State HFA Home Mortgage Revenue AMT
               Series G Multiple Credit Enhancements              8.15          08/01/19         267,257
  1,535,000  California State HFA Home Mortgage Revenue
               Series A Multiple Credit Enhancements              7.35          08/01/11       1,635,159
     40,000  California State HFA Home Mortgage Revenue
               Series B FHA Collateralized                        6.90          08/01/16          40,458
    180,000  California State HFA Home Mortgage Revenue
               Series B MBIA Insured                              6.90          08/01/16         182,065
    355,000  California State HFA Home Mortgage Revenue
               Series B Multiple Credit Enhancements              7.25          08/01/10         375,327
    110,000  California State HFA Home Mortgage Revenue
               Series F Multiple Credit Enhancements              7.75          08/01/08         112,925
    135,000  California State HFA Home Mortgage Revenue
               Series G AMT Multiple Credit Enhancements          6.95          08/01/11         144,254
    500,000  California State HFA Home Multi Unit Rental
               Mortgage Revenue Series B-II                       6.70          08/01/15         535,095
    500,000  California State HFA Home Multi-Unit Rental
               Mortgage Revenue Series C-II AMT                   6.85          08/01/15         534,940
    140,000  California State HFA Insured Housing Revenue
               AMT Series C MBIA Insured                          7.00          08/01/23         149,292
  2,825,000  California State HFA Multi-Unit Rental Housing
               Revenue Series A AMT                               5.50          08/01/15       2,830,594
  1,000,000  California State HFFA Episcopal Homes
               Foundation Project State Insured                   7.75          07/01/18       1,022,130
    400,000  California State HFFA Episcopal Homes
               Foundation Project State Insured                   7.85          07/01/15         409,236
  1,000,000  California State HFFA Gould Medical Foundation
               Escrowed to Maturity                               7.25          04/01/10       1,083,920

------------------------
32

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,250,000  California State HFFA Gould Medical Foundation
               Escrowed to Maturity                               7.30 %        04/01/20   $   1,356,513
  2,000,000  California State HFFA Revenue Catholic
               Healthcare West AMBAC Insured                      5.75          07/01/15       2,111,240
  1,000,000  California State HFFA Revenue Insured Health
               Facilities Valleycare Series State Insured         6.50          05/01/05       1,088,760
  1,500,000  California State HFFA Revenue Kaiser Permanente
               Series A                                           6.25          03/01/21       1,591,365
  2,000,000  California State HFFA Revenue Scripps Memorial
               Hospital MBIA Insured                              6.40          10/01/12       2,177,640
  2,000,000  California State HFFA Revenue Scripps Research
               Institute                                          6.63          07/01/14       2,221,140
  1,750,000  California State HFFA Revenue Small Insured
               Health Facilities Series A                         6.75          03/01/20       1,887,673
  1,000,000  California State HFFA Revenue Special Episcopal
               Homes Mortgage                                     7.30          07/01/00       1,020,470
  6,000,000  California State HFFA San Diego Hospital
               Association MBIA Insured                           6.20          08/01/12       6,458,100
  1,795,000  California State HFFA Scripps Memorial Hospital
               Series A MBIA Insured                              6.25          10/01/13       1,913,596
  1,000,000  California State Maritime Infrastructure
               Authority Revenue Port of San Diego Project
               AMBAC Insured                                      5.25          11/01/15       1,000,950
  2,500,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.35          06/01/09       2,732,600
  1,445,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.63          06/01/09       1,583,402
  1,000,000  California State PCFA Resource Recovery Revenue
               Waste Management AMT Series A                      7.15          02/01/11       1,092,510
  1,000,000  California State PCFA San Diego Gas & Electric
               Co AMT                                             6.80          06/01/15       1,201,030
     65,000  California State Public Capital Improvements FA
               Revenue Joint Powers Agency Pooled Projects
               Series                                             8.25          03/01/98          65,311

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,500,000  California State Public Works Board Lease
               Revenue California State University Project
               Series A                                           5.38 %        10/01/17   $   1,526,805
  2,000,000  California State Public Works Board Lease
               Revenue Community Colleges AMBAC Insured           6.63          09/01/07       2,174,120
  1,000,000  California State Public Works Board Lease
               Revenue Department of Corrections AMBAC
               Insured                                            5.25          01/01/21       1,000,670
  3,000,000  California State Public Works Board Lease
               Revenue Department of Corrections AMBAC
               Insured                                            6.40          11/01/10       3,362,400
  4,000,000  California State Public Works Board Lease
               Revenue Department of Corrections Series A
               AMBAC Insured                                      5.40          01/01/09       4,232,440
  2,000,000  California State Public Works Board Lease
               Revenue Department of Corrections Series A
               AMBAC Insured                                      5.50          01/01/15       2,076,920
  1,000,000  California State Public Works Board Lease
               Revenue University Of California Project
               Series A AMBAC Insured                             6.00          12/01/12       1,066,870
  2,755,000  California State Public Works Board Lease
               Revenue University Of California Project
               Series A AMBAC Insured                             6.30          12/01/09       3,030,941
  5,000,000  California State Universities & Colleges
               Revenue HSG System FGIC Insured                    5.80          11/01/17       5,324,700
  1,500,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           5.50          10/01/14       1,533,075
  6,800,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           6.00          10/01/10       7,316,664
  1,000,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.20          01/01/11       1,018,370

------------------------
34

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,750,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25 %        01/01/12   $   1,778,613
  1,590,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25          01/01/13       1,610,765
  1,500,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25          01/01/04       1,514,670
    500,000  California Statewide CDA Revenue COP Health
               Facilities Barton Memorial Hospital LOC -
               Banque Nationale de Paris                          6.40          12/01/05         540,435
  3,310,000  California Statewide CDA Revenue COP Hospital
               Cedars Sinai Medical Center                        6.50          08/01/12       3,841,321
  1,500,000  California Statewide CDA Revenue COP Sutter
               Health Obligated Group AMBAC Insured               6.00          08/15/09       1,605,435
  1,935,000  California Statewide CDA Water Revenue Series A      6.00          07/01/10       2,074,726
  3,100,000  Capistrano CA Unified PFA Special Tax Revenue
               AMBAC Insured                                      5.25          09/01/09       3,235,625
    200,000  Capitol Area Development Authority Sacramento
               CA Lease Revenue Series A MBIA Insured             6.50          04/01/12         218,804
  3,840,000  Cathedral City CA PFA Revenue Tax Allocation
               Redevelopment Projects Series A MBIA Insured       5.25          08/01/13       3,913,190
  1,800,000  Chino Basin CA Regional Financial Authority
               Revenue Municipal Water District Sewer
               Systems Project AMBAC Insured                      6.00          08/01/16       1,929,654
  7,500,000  Chino CA Electric Water Facility Authority
               Certificates Series A                              5.20          10/01/15       7,541,250
    400,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/07         428,900

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   735,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00 %        09/01/08   $     784,326
    570,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/11         605,118
    820,000  Chula Vista CA COP Town Centre II Package
               Project Redevelopment Agency                       6.00          09/01/10         872,669
  2,000,000  Coachella CA Water Revenue COP FSA Insured           6.10          03/01/22       2,127,820
  2,500,000  Concord CA RDFA Tax Allocation                       5.75          07/01/10       2,537,825
    270,000  Contra Costa County CA Home Mortgage Revenue
               AMT Escrowed to Maturity                           7.75          05/01/22         348,908
  2,755,000  Contra Costa County CA Transportation Authority
               Sales Tax Revenue Series A Escrowed to
               Maturity                                           6.50          03/01/09       3,085,600
  4,000,000  Contra Costa County CA Transportation Authority
               Sales Tax Revenue Series A FGIC Insured            5.50          03/01/08       4,224,520
  3,240,000  Contra Costa County CA Water District Revenue
               FGIC Insured                                       6.00          10/01/13       3,453,062
  3,655,000  Contra Costa County CA Water District Water
               Revenue Series G MBIA Insured                      5.75          10/01/14       3,910,850
  2,505,000  Contra Costa County CA Water Treatment Revenue
               FGIC Insured                                       5.70          10/01/12       2,631,578
  1,000,000  Contra Costa County CA Water Treatment Revenue
               Series A FGIC Insured                              5.60          10/01/10       1,047,180
  1,045,000  Corona CA PFA Public Improvement Revenue             5.95          07/01/07       1,088,765
  1,075,000  Cotati CA Facilities Financing Authority Tax
               Allocation Series A                                5.60          09/01/12       1,085,557
  2,400,000  Covina CA Redevelopment Project Series B             5.25          12/01/18       2,411,640
  1,250,000  Cucamonga County CA Water District COP
               Refinancing Facilities FGIC Insured                6.30          09/12/12       1,340,025
     15,000  Culver City CA RDFA AMBAC Insured                    6.75          11/01/15          15,929
  3,000,000  Cupertino CA Series A AMBAC Insured                  5.75          07/01/16       3,129,660
  1,450,000  Cupertino CA Series B AMBAC Insured                  6.25          07/01/10       1,540,422

------------------------
36

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,355,000  Duarte CA COP City of Hope National Medical
               Center                                             6.13 %        04/01/13   $   1,425,446
  7,480,000  East Bay CA MUD Wastewater Treatment Revenue
               FGIC Insured                                       5.00          06/01/16       7,372,812
  5,000,000  East Bay CA MUD Wastewater Treatment Revenue
               MBIA Insured                                       5.00          06/01/14       4,960,300
  1,500,000  East Bay CA MUD Wastewater Treatment System
               Revenue AMBAC Insured                              6.00          06/01/09       1,614,795
  1,000,000  East Bay CA MUD Water System Revenue FGIC
               Insured                                            6.00          06/01/12       1,074,860
  2,675,000  East Bay CA MUD Water System Revenue MBIA
               Insured                                            6.00          06/01/12       2,875,251
  2,000,000  East Bay CA Regional Park District Series B          5.75          09/01/13       2,075,340
  1,195,000  East Bay CA Regional Park District Series B          5.75          09/01/14       1,238,498
    500,000  Eastern Municipal Water District CA Water &
               Sewer Revenue Certificates FGIC Insured            6.30          07/01/20         530,690
  5,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              5.75          07/01/19       5,188,000
  1,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              6.00          07/01/12       1,124,100
  4,000,000  Emeryville CA PFA Housing Increment Revenue
               Series A                                           6.35          05/01/10       4,292,360
  1,725,000  Escondido CA PFA Lease Revenue Center for the
               Arts AMBAC Insured                                 5.80          09/01/09       1,867,675
  2,000,000  Escondido CA PFA Lease Revenue Center for the
               Arts AMBAC Insured                                 6.00          09/01/18       2,158,540
  2,000,000  Escondido CA PFA Lease Revenue Escondido Civic
               Center Project Series B AMBAC Insured              6.13          09/01/11       2,154,860
  4,330,000  Escondido CA USD Series A FGIC Insured               5.13          09/01/15       4,356,413
  1,410,000  Fairfield CA PFA CGIC Insured                        5.20          08/01/08       1,457,193
  1,110,000  Folsom CA PFA Revenue AMBAC Insured                  6.00          10/01/12       1,182,561
  3,000,000  Fontana CA USD Convertible Series C FGIC
               Insured                                            6.15          05/01/20       3,288,360

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Foothill CA De Anza Community College Connie
               Lee Insured                                        5.25 %        09/01/21   $     998,670
  1,270,000  Fremont CA USD Alameda County Series E FGIC
               Insured                                            5.90          09/01/15       1,370,140
  3,940,000  Fremont CA USD Alameda County Series F MBIA
               Insured                                            5.88          08/01/16       4,232,033
  3,800,000  Fresno CA Conference Center                          5.00          04/01/13       3,806,080
  1,000,000  Fresno CA COP Street Improvement Project             6.63          12/01/11       1,078,950
  2,000,000  Fresno CA Joint Powers Financing Authority
               Street Light Acquisition Project Series A          5.50          08/01/12       2,023,780
  1,000,000  Fresno CA Sewer Revenue Series A MBIA Insured        5.00          09/01/15         996,360
  2,000,000  Fresno CA USD Series A MBIA Insured                  5.70          08/01/15       2,097,580
  3,000,000  Fresno CA Water System Revenue FGIC Insured          6.00          06/01/16       3,190,770
  1,250,000  Fresno County CA Solid Waste Revenue American
               Avenue Landfill Project MBIA Insured               5.75          05/15/14       1,318,688
  1,500,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/09       1,576,500
  1,000,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/11       1,040,940
  1,000,000  Glendale CA USD Series A                             5.75          09/01/17       1,064,300
  1,650,000  Haywood CA Certificates Participation Civic
               Center Project MBIA Insured                        5.50          08/01/17       1,702,635
    575,000  Huntington Beach CA PFA Revenue Bond                 6.55          08/01/01         587,575
  2,800,000  Huntington Beach CA PFA Revenue Bond                 7.00          08/01/10       2,985,444
  1,000,000  Indian Wells CA RDFA Tax Allocation Whitewater
               Project MBIA Insured                               6.00          12/01/14       1,064,600
  1,000,000  Indian Wells CA Redevelopment Agency Tax
               Allocation MBIA Insured                            5.38          12/01/15       1,020,650
    500,000  Industry CA Urban Development Agency                 6.70          11/01/03         550,205
  1,280,000  Industry CA Urban Development Agency                 6.85          11/01/04       1,412,800
    500,000  Industry CA Urban Development Agency Project 3       6.60          11/01/02         547,545

------------------------
38

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,270,000  Industry CA Urban Development Agency Tax
               Allocation MBIA Insured                            5.80 %        05/01/09   $   2,384,363
  1,000,000  Industry CA Urban Development Agency Tax
               Allocation MBIA Insured                            6.00          05/01/15       1,058,620
  1,350,000  Jackson CA COP Water System Acquisition Project      6.80          09/01/23       1,426,613
    270,000  Jamul-Dulzura CA USD                                 6.40          08/01/16         294,330
  2,000,000  Kern CA High School District MBIA Insured            5.60          08/01/12       2,156,540
  1,185,000  La Verne CA COP Capital Improvements Projects        5.70          06/01/15       1,208,250
  1,000,000  Lancaster CA USD Certificates Participation
               Project                                            4.90          04/01/10       1,003,250
  1,000,000  Lancaster CA USD Certificates Participation
               Project                                            5.13          04/01/14         998,120
  3,000,000  Long Beach CA Finance Authority Revenue              6.00          11/01/08       3,391,890
  1,000,000  Long Beach CA Finance Authority Revenue AMBAC
               Insured                                            6.00          11/01/17       1,138,520
  1,000,000  Long Beach CA Water Revenue                          6.13          05/01/19       1,115,260
  2,900,000  Los Angeles CA Airport Revenue Series A FGIC
               Insured                                            5.50          05/15/08       3,097,026
  1,000,000  Los Angeles CA Community College District COP
               Series A CGIC Insured                              5.90          08/15/07       1,079,190
  1,000,000  Los Angeles CA Community College District COP
               Series A CGIC Insured                              6.00          08/15/08       1,078,960
  4,695,000  Los Angeles CA DW&P Electric Plant Revenue           5.70          09/01/11       4,956,746
    200,000  Los Angeles CA DW&P Electric Plant Revenue           6.38          02/01/20         212,568
  2,000,000  Los Angeles CA DW&P Electric Plant Revenue
               Second Issue                                       5.75          08/15/11       2,098,120
  3,000,000  Los Angeles CA DW&P Waterworks Revenue               5.70          04/15/09       3,169,560
  2,775,000  Los Angeles CA Harbor Revenue Series B AMT           6.50          08/01/13       3,017,147
    340,000  Los Angeles CA Municipal Improvement Corp Lease
               Revenue Central Library Project Series A           6.30          06/01/16         361,049

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   105,000  Los Angeles CA SFMR Series A AMT Multiple
               Credit Enhancements                                7.55 %        12/01/23   $     110,019
  1,950,000  Los Angeles CA Unified School District
               Certificates Participation Multiple
               Properties Project Series A FSA Insured            5.50          10/01/16       2,012,888
  2,800,000  Los Angeles CA USD Certificates Participation
               Multiple Properties Project Series A FSA
               Insured                                            5.40          10/01/09       2,960,048
  2,200,000  Los Angeles CA USD Certificates Participation
               Multiple Properties Project Series A FSA
               Insured                                            5.50          10/01/20       2,315,654
  2,070,000  Los Angeles CA Wastewater System Redevelopment
               Series A                                           4.90          12/01/10       2,095,295
  4,000,000  Los Angeles CA Wastewater System Revenue AMBAC
               Insured                                            6.25          06/01/12       4,313,920
  1,300,000  Los Angeles CA Wastewater System Revenue Series
               A MBIA Insured                                     5.70          06/01/13       1,354,847
  1,000,000  Los Angeles CA Wastewater System Revenue Series
               C MBIA Insured                                     5.50          06/01/13       1,036,200
  2,000,000  Los Angeles County CA Metropolitan
               Transportation Authority Revenue Series A          5.00          07/01/09       2,053,380
  1,975,000  Los Angeles County CA Metropolitan
               Transportation Authority Sales Tax Revenue
               Series A                                           5.50          07/01/13       1,997,871
  2,500,000  Los Angeles County CA Metropolitan
               Transportation Authority Sales Tax Revenue
               Series A AMBAC Insured                             5.50          07/17/17       2,571,875
  1,500,000  Los Angeles County CA Public Financing
               Authority Revenue District A                       5.00          10/01/19       1,478,430
  2,700,000  Los Angeles County CA Regional Apartment
               Improvement Corp Lease Revenue                     3.64          12/01/25       2,700,000
    480,000  Los Angeles County CA Transportation Commission
               Sales Tax Revenue Series B FGIC Insured            6.50          07/01/15         519,034

------------------------
40

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,000,000  Los Angeles USD COP Dr Francisco Bravo Medical
               Hospital                                           6.60 %        06/01/05   $   2,188,740
  1,200,000  Los Angeles USD Series A                             6.00          07/01/13       1,353,156
  1,370,000  Madera CA RDFA Tax Allocation Revenue CGIC
               Insured                                            5.75          09/01/11       1,446,227
  2,000,000  Menlo Park CA CDA Tax Allocation Revenue MBIA
               Insured                                            5.38          06/01/16       2,034,900
  2,485,000  Merced County CA Certificates Participation
               Revenue                                            6.00          10/01/12       2,658,743
  6,000,000  Metropolitan Water District Southern CA Water
               Works Revenue                                      5.75          07/01/13       6,293,460
  2,000,000  Metropolitan Water District Southern CA Water
               Works Revenue MBIA Insured                         5.75          07/01/15       2,118,980
  2,000,000  Mid Peninsula CA Regional Open Space District
               Promissory Notes                                   7.00          09/01/14       2,275,780
  1,000,000  Modesto CA Irrigation District Financing
               Authority Domestic Water Project Revenue
               Series A AMBAC Insured                             6.00          09/01/09       1,079,470
    975,000  Montclair CA RDFA Lease Revenue Series A             5.80          11/01/10       1,009,115
    100,000  Montclair CA RDFA Lease Revenue Series A             6.63          11/01/11         104,089
  2,835,000  Mountain View CA Shoreline Regional Park
               Community Tax Allocation MBIA Insured              5.50          08/01/13       2,960,846
  1,000,000  National City CA CDA Tax Allocation Downtown
               Redevelopment Project Series A AMBAC Insured       6.25          08/01/12       1,080,530
  1,230,000  National City CA CDA Tax Allocation Downtown
               Redevelopment Project Series B AMT AMBAC
               Insured                                            6.63          08/01/12       1,345,177
  1,405,000  Natomas CA USD Series A MBIA Insured                 5.10          09/01/13       1,413,571
  1,945,000  Natomas CA USD Series A MBIA Insured                 5.20          09/01/14       1,967,640
  2,060,000  Natomas CA USD Series A MBIA Insured                 5.25          09/01/15       2,083,896
  2,000,000  Natomas CA USD Series A MBIA Insured                 5.25          09/01/16       2,017,620
    720,000  Natomas CA USD Series A MBIA Insured                 5.75          09/01/12         764,791
  2,200,000  Nevada County CA Solid Waste Revenue                 6.50          10/01/06       2,393,490

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  North City West CA School Facility Authority
               Special Tax Refunded Series B FSA Insured          5.75 %        09/01/15   $   1,061,250
  1,000,000  Northern California Power Agency Multiple
               Capital Facilities Revenue Series A MBIA
               Insured                                            6.50          08/01/12       1,099,420
  7,000,000  Northern California Transmission Revenue
               Transmission Project A MBIA Insured                5.50          05/01/14       7,207,340
  1,035,000  Northridge CA Water District AMBAC Insured           5.40          02/01/11       1,071,297
  4,280,000  Northridge CA Water District Revenue AMBAC
               Insured                                            5.25          02/01/14       4,348,138
  1,000,000  Nuview CA USD COP                                    7.25          02/01/16       1,067,180
  1,465,000  Oakland CA FGIC Insured                              6.00          06/15/12       1,559,449
  2,000,000  Oceanside CA Water Reuse Finance Project A
               AMBAC Insured                                      6.40          10/01/12       2,186,580
  1,560,000  Olivenhain CA Municipal Water District Revenue
               Series A                                           5.13          06/01/19       1,556,958
  1,500,000  Ontario CA RDFA Revenue Project One MBIA
               Insured                                            6.00          08/01/15       1,567,575
  4,400,000  Orange County CA LOC TRANS Authority Sales Tax
               Revenue MBIA Insured                               6.00          02/15/08       4,944,588
    800,000  Orange County CA Local Transportation Authority
               Sales Tax Revenue First Series Measure M           6.00          02/15/09         884,496
    360,000  Orange County CA Sanitation District COP FGIC
               Insured                                            6.40          08/01/07         389,693
  1,000,000  Orange County CA Water District Series A             5.50          08/15/10       1,042,870
  1,000,000  Palm Springs CA Certificates Participation
               Refunded Multiple Capital Facilities Project
               AMBAC Insured                                      5.75          04/01/17       1,059,000
  1,240,000  Parlier CA RDFA Tax Allocation Series A              6.95          08/01/23       1,315,020
  2,400,000  Pittsburg CA RDFA Tax Allocation Los Medanos
               Community Project FGIC Insured                     5.50          08/01/07       2,544,456
  3,285,000  Pittsburg CA Redevelopment Agency Tax
               Allocation V/R Series A AMBAC Insured              5.00          08/01/13       3,277,247

------------------------
42

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Port of Oakland CA Special Facilities Revenue
               Mitsui OSK Lines Limited Series A AMT LOC -
               Industrial Bank of Japan Ltd                       6.70 %        01/01/07   $   1,085,270
  3,380,000  Port of Oakland CA Special Facilities Revenue
               Mitsui OSK Lines Ltd Series A AMT LOC -
               Industrial Bank of Japan Ltd                       6.80          01/01/19       3,609,671
  1,000,000  Rancho CA Water Utility District Revenue             5.00          08/18/14         997,570
  1,325,000  Redding CA Joint Powers Financing Authority
               Wastewater Revenue Series A FGIC Insured           6.00          12/01/11       1,419,022
  1,310,000  Rialto CA RDFA Tax Allocation Series A               5.80          09/01/08       1,374,216
  1,100,000  Richmond CA Joint Powers Financing Authority
               Lease and Gas Tax Revenue Series A                 5.25          05/15/13       1,099,417
  1,055,000  Riverside CA Sewer Revenue FGIC Insured              5.00          08/01/10       1,088,486
  5,750,000  Riverside County CA Asset Leasing Corp Revenue
               Riverside County Hospital Project A                6.38          06/01/09       6,202,813
  1,170,000  Riverside County CA Certificates Participation
               Project                                            5.00          11/01/12       1,172,597
  1,045,000  Riverside County CA PFA Special Tax Revenue
               Series A MBIA Insured                              5.25          09/01/10       1,083,696
  1,000,000  Riverside County CA PFA Special Tax Revenue
               Series A MBIA Insured                              5.25          09/01/13       1,015,340
    250,000  Riverside County CA SFMR Project A AMT GNMA
               Collateralized                                     6.85          10/01/16         290,763
  1,000,000  Rocklin CA USD Community Facility District
               Special Tax MBIA Insured                           5.75          09/01/18       1,052,430
  1,000,000  Roseville CA Certificates Participation Revenue      5.25          02/01/17       1,004,930
  1,335,000  Roseville CA Joint USD Capital Appreciation
               Series A (zero coupon)                            10.39 (F)      08/01/06         900,177
  1,000,000  Sacramento CA Airport Commission International
               Airport Revenue AMBAC Insured                      6.00          07/01/16       1,084,680

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,500,000  Sacramento CA Area Flood Control Authority
               Special Assessment FGIC Insured                    5.38 %        10/01/15   $   1,530,495
  1,125,000  Sacramento CA Certificates Participation
               Facilities Project                                 5.00          10/01/12       1,122,334
      5,000  Sacramento CA Financing Authority Revenue
               Prerefunded                                        6.70          11/01/11           5,378
  2,300,000  Sacramento CA Light Rail Transportation Project      6.00          07/01/12       2,415,874
  1,900,000  Sacramento CA Light Rail Transportation Project      6.75          07/01/07       2,068,625
  2,500,000  Sacramento CA MUD Electric Revenue MBIA Insured      6.25          08/15/10       2,888,050
  2,400,000  Sacramento CA MUD Electric Revenue Series E
               MBIA-IBC Insured                                   5.70          05/15/12       2,546,208
  1,000,000  Sacramento CA MUD Electric Revenue Series L          5.00          07/01/12       1,002,210
  7,475,000  Sacramento CA MUD Electric Revenue Series L          5.10          07/01/14       7,478,439
     50,000  Sacramento CA MUD Electric Revenue Series Z
               FGIC Insured                                       6.45          07/01/10          53,801
    500,000  Sacramento CA MUD Revenue Series C                   5.75          11/15/08         543,250
  1,000,000  Sacramento CA RDFA Tax Allocation Merged
               Downtown Project A MBIA Insured                    6.50          11/01/13       1,073,000
  2,000,000  Sacramento County CA Airport System Revenue
               Series A AMT FGIC Insured                          6.00          07/01/12       2,102,040
  3,000,000  Sacramento County Main Detention Facility MBIA
               Insured                                            5.75          06/01/15       3,145,200
  1,000,000  San Bernardino CA Municipal Water Department
               COP FGIC Insured                                   6.25          02/01/12       1,061,420
    380,000  San Bernardino County CA West Valley Detention
               Center MBIA Insured                                6.50          11/01/12         418,399
    200,000  San Bernardino County CA Transportation
               Authority Sales Tax Revenue FGIC Insured           6.00          03/01/10         213,914

------------------------
44

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,775,000  San Bernardino County CA Transportation
               Authority Sales Tax Revenue Series A               4.88 %        03/01/10   $   1,792,981
  2,000,000  San Bernardino County Medical Center Project         4.90          08/01/08       2,055,000
  4,000,000  San Buenaventura CA COP AMBAC Insured                6.00          01/01/12       4,260,000
  8,195,000  San Diego CA PFA Sewer Revenue FGIC Insured          5.00          05/15/15       8,127,801
  1,000,000  San Diego CA PFA Sewer Revenue FGIC Insured          5.00          05/15/20         975,010
  3,000,000  San Diego CA Public Safety Commission Project
               GO                                                 5.50          04/01/08       3,252,750
  1,000,000  San Diego CA Public Safety Commission Project
               GO                                                 6.50          07/15/07       1,172,650
  4,500,000  San Diego County CA Regional Transportation
               Community Sales Tax Revenue Series A Escrowed
               to Maturity                                        6.00          04/01/08       4,976,595
  3,950,000  San Elijo Joint Powers Authority San Diego
               County CA Water Pollution Control Facility
               FGIC Insured                                       5.38          03/01/13       4,023,391
  2,250,000  San Francisco CA BART Sales Tax Revenue FGIC
               Insured                                            5.50          07/01/15       2,325,758
  1,250,000  San Francisco CA Building Authority Revenue
               Series A                                           5.25          12/01/21       1,252,488
    200,000  San Francisco CA City & County Public Utilities
               Commission Water Revenue Series A                  6.50          11/01/09         221,498
    700,000  San Francisco CA City & County RDFA Tax
               Allocation Capital Appreciation Project MBIA
               Insured (zero coupon)                              8.06 (F)      08/01/08         429,744
  4,500,000  San Francisco CA City & County Sewer Revenue         6.00          10/01/11       4,831,920
    500,000  San Francisco CA RDA Tax Allocation MBIA
               Insured                                            5.00          08/01/15         495,890
  4,000,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road Revenue Capital Appreciation
               (zero coupon)                                      5.51 (F)      01/01/10       3,885,000

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 6,000,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road Revenue Series A (zero
               coupon)                                            4.83 %(F)     01/15/05   $   4,402,500
  1,345,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road Revenue Series A (zero
               coupon)                                            5.13 (F)      01/15/07         890,525
  1,200,000  San Mateo CA Joint Powers Financing Authority
               Redevelopment Downtown & Shoreline Project A
               AMBAC Insured                                      5.50          08/01/07       1,265,172
  1,130,000  San Mateo CA Sewer Revenue FSA Insured               5.50          08/01/14       1,180,161
  1,935,000  San Mateo County CA Board of Education COP           7.10          05/01/21       2,041,986
  1,000,000  San Mateo County CA Flood Control District           5.25          08/01/17       1,003,870
  1,500,000  San Mateo County CA Power Authority Revenue
               Series A                                           5.00          07/15/14       1,488,090
  1,500,000  San Mateo County CA Power Authority Revenue
               Series A                                           5.00          07/15/18       1,477,275
  4,010,000  Santa Clara CA RDFA Tax Allocation Bayshore
               North Project AMBAC Insured                        5.75          07/01/14       4,194,661
  4,200,000  Santa Clara County CA COP Multiple Facilities
               Project AMBAC Insured                              6.00          05/15/12       4,452,000
  1,000,000  Santa Clara County CA Financing Authority Lease
               Revenue Series A                                   4.85          11/15/10       1,003,170
  1,185,000  Santa Clara County CA Transportation District
               Sales Tax Revenue                                  5.25          06/01/17       1,197,656
  1,575,000  Santa Fe Springs CA Tax Allocation
               Redevelopment Project Series A                     5.13          09/01/16       1,562,636
  3,020,000  Santa Fe Springs CA Tax Allocation
               Redevelopment Project Series A                     5.13          09/01/22       2,972,344
  1,750,000  Santa Maria CA RDFA Town Center West Side
               Parking Facilities FSA Insured                     5.25          06/01/11       1,790,828
  1,000,000  Santa Monica - Malibu CA USD Facilities
               Reconstruction Projects                            5.50          08/01/15       1,031,170
  1,195,000  Santa Rosa CA High School District FGIC Insured      5.90          05/01/13       1,278,471

------------------------
46

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,575,000  Santa Rosa CA Wastewater Revenue FGIC Insured        4.90 %        09/01/11   $   2,582,210
  3,450,000  Santa Rosa CA Wastewater Treatment Plant FGIC
               Insured                                            4.75          09/01/16       3,305,238
  1,000,000  Saratoga USD Series A                                5.38          09/01/17       1,025,260
  1,750,000  Shasta CA Joint Powers Financing Authority
               Lease Revenue County Courthouse Improvement
               Project Series                                     6.70          06/01/23       1,867,023
  1,000,000  Sonoma Valley CA USD FSA Insured                     6.00          07/15/21       1,081,250
  5,720,000  South County CA Regional Wastewater Authority
               Revenue Capital Improvement FGIC Insured           5.75          08/01/10       6,032,140
  1,000,000  Southern CA Public Power Project Revenue             6.75          07/01/11       1,183,020
  2,000,000  Southern California State Public Power
               Authority                                          5.50          07/01/12       2,094,400
  3,000,000  Southern California State Rapid Transit
               District Special Benefit Assessment District
               A1 AMBAC Insured                                   6.00          09/01/08       3,238,410
    730,000  Southern California State SFMR Series A AMT
               GNMA Collateralized                                7.63          10/01/22         766,464
    415,000  Southern California State SFMR Series A AMT
               GNMA Collateralized                                7.63          10/01/23         439,900
    660,000  Southern California State SFMR Series A AMT
               GNMA/FNMA Collateralized                           6.75          09/01/22         701,620
    695,000  Southern California State SFMR Series A AMT
               GNMA/FNMA Collateralized                           7.35          09/01/24         732,447
  2,000,000  Stanislaus County CA Capital Improvement
               Program Series A MBIA Insured                      5.25          05/01/14       2,032,420
  1,600,000  Stanislaus County CA COP Capital Improvement
               Project AMBAC Insured                              5.25          05/01/18       1,608,000
  2,720,000  Stanislaus County CA COP Capital Improvement
               Project Series A MBIA Insured                      5.00          05/01/10       2,771,381
  2,000,000  Stanislaus County CA COP Series B AMBAC Insured      6.13          06/01/12       2,190,740

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$    20,000  Stockton CA SFMR Government Agency
               Collateralized                                     7.50 %        02/01/23   $      22,926
  5,690,000  Sulphur Springs CA USD Series A MBIA Insured
               (zero coupon)                                      9.68 (F)      09/01/13       2,579,675
  1,465,000  Sunnyvale CA Elementary School District Series
               A                                                  5.70          09/01/20       1,516,290
  1,000,000  Sunnyvale CA Financing Authority Utilities
               Revenue Solid Waste Materials Series B AMT
               MBIA Insured                                       6.00          10/01/08       1,073,760
  1,000,000  Temecula CA Community Services Recreational
               Center Project                                     7.13          10/01/12       1,111,620
  1,000,000  Temecula Valley CA USD Series D FGIC Insured         6.00          09/01/14       1,059,910
  1,000,000  Three Valleys CA Municipal Water District COP
               FGIC Insured                                       5.00          11/01/14         997,550
  2,000,000  Three Valleys CA Municipal Water District
               Revenue COP FGIC Insured                           5.25          11/01/10       2,062,040
  1,000,000  Torrance CA COP AMBAC Insured                        5.50          04/01/11       1,055,220
  1,900,000  Torrance CA COP AMBAC Insured                        5.50          04/01/12       2,000,130
  2,705,000  Torrance CA COP AMBAC Insured                        5.75          04/01/16       2,862,837
  1,100,000  Travis CA USD Certificates Participation
               Revenue                                            5.40          09/01/19       1,124,904
  1,000,000  Truckee-Donner Public Utility District
               Certificates Participation Water System
               Improvement Project                                5.50          11/15/16       1,036,780
  2,000,000  Tulare County CA COP Public Facilities
               Corporation Series A MBIA Insured                  6.10          11/15/07       2,181,600
  2,250,000  Twentynine Palms CA Water District CA COP            7.00          08/01/17       2,415,015
  1,000,000  Union City CA Community RDFA Tax Allocation
               Revenue Community Redevelopment Project AMBAC
               Insured                                            5.65          10/01/14       1,040,590
  1,000,000  University of California Housing System Revenue
               Series A MBIA Insured                              5.00          11/01/13         997,590
  1,645,000  University of California Revenue Housing System
               Series A AMBAC Insured                             5.50          11/01/11       1,717,150

------------------------
48

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 9,900,000  University of California Revenue Multiple
               Purpose Project C AMBAC Insured                    5.25 %        09/01/11   $  10,137,600
  1,000,000  University of California Revenue Multiple
               Purpose Projects AMBAC Insured                     4.75          09/01/15         959,390
  2,300,000  University of California Revenue Multiple
               Purpose Projects Series C AMBAC Insured            5.25          09/01/12       2,336,064
  1,000,000  University of California Revenue Residential
               Housing Projects AMBAC Insured                     6.10          09/01/10       1,073,540
  2,000,000  University of California Revenue Residential
               Housing Projects AMBAC Insured                     6.30          09/01/13       2,179,080
  3,200,000  University of California Revenue Seismic Safety
               Project MBIA Insured                               5.50          11/01/10       3,352,000
    990,000  Upland CA HFA Revenue Issue A                        7.85          07/01/20       1,024,224
  1,000,000  Vacaville CA PFA Tax Allocation Redevelopment
               Project MBIA Insured                               6.35          09/01/22       1,057,270
  3,275,000  Vallejo CA Revenue Water Improvement Project
               FSA Insured                                        5.70          05/01/16       3,442,909
  2,000,000  Ventura CA COP Public Facilities                     5.75          12/01/06       2,153,240
  2,000,000  Ventura CA COP Public Facilities Corporation IV      5.75          12/01/07       2,125,180
  4,250,000  Walnut Creek CA John Muir Medical Center MBIA
               Insured                                            5.00          02/15/16       4,179,790
  1,135,000  Walnut Valley CA USD Series C FGIC Insured           5.75          08/01/15       1,193,929
  1,000,000  West & Century Basin Finance Authority CA
               Revenue West Basin Project AMBAC Insured           5.00          08/01/13         997,640
  1,170,000  West Sacramento CA Financing Authority Revenue
               Water System Improvement Project FGIC Insured      5.50          08/01/15       1,198,267
  1,200,000  Westminster CA RDFA AMT                              6.50          08/01/10       1,262,964
  1,000,000  Whittier CA Educational Facilities Revenue
               Whittier College Connie Lee Insured                5.40          12/01/18       1,008,940

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Yolo County CA HFA Mortgage Revenue AMT FHA
               Collateralized                                     7.20 %        08/01/33   $   1,087,870
  1,040,000  Yolo County CA Library Special Tax Community
               Facilities                                         6.25          12/01/22       1,093,889
                                                                                           --------------
             TOTAL CALIFORNIA MUNICIPAL BONDS                                              $ 663,998,729
             (Cost $619,265,179)

             SHORT-TERM INSTRUMENTS - 1.55%
             SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES+ - 1.22%
$ 1,250,000  California HFFA V/R FSA Insured                      4.80 %        07/01/22   $   1,250,000
  1,000,000  California State PCFA Shell Oil Company Project
               V/R Series C                                       4.90          11/01/00       1,000,000
  1,800,000  California State PCFA Southern California
               Edison V/R Series A                                4.20          02/28/08       1,800,000
  1,000,000  Orange County CA Improvement Bond V/R Multiple
               LOC's                                              4.80          09/02/18       1,000,000
  1,700,000  Orange County CA Sanitation District V/R LOC -
               National Westminster Bank Plc                      5.00          08/01/05       1,700,000
  1,500,000  Orange County CA Water District LOC - National
               Westminster Bank Plc                               4.85          08/15/15       1,500,000
                                                                                           --------------
                                                                                           $   8,250,000

------------------------
50

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
  SHARES     SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS (CONTINUED)
             MONEY MARKET FUNDS - 0.33%
  2,226,000  Provident Institutional California Municipal Money Market
               Fund
                                                                                           $   2,226,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  10,476,000
             (Cost $13,176,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $632,441,179)* (Notes 1 and 3)                     99.54%               $  674,474,729
              Other Assets and Liabilities, Net                         0.46                     3,132,914
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  677,607,643
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
  + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 42,038,162
Gross Unrealized Depreciation         (4,612)
                                ------------
NET UNREALIZED APPRECIATION     $ 42,033,550
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

INDEX ALLOCATION FUND
----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - DECEMBER 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 97.21%
      5,621  3Com Corp+                                                      $    277,382  $     196,384
     12,608  Abbott Laboratories                                                  704,798        826,612
      1,205  Adobe Systems Inc                                                     54,175         49,706
      2,304  Advanced Micro Devices+                                               63,758         41,328
        421  Aeroquip-Vickers Inc                                                  17,483         20,655
      2,484  Aetna Inc                                                            210,748        175,277
      1,543  Ahmanson (H F) & Co                                                   62,245        103,285
      1,789  Air Products & Chemicals Inc                                         124,841        147,145
      8,280  Airtouch Communications Inc+                                         250,911        344,138
        977  Alberto-Culver Co Class B                                             24,668         31,325
      3,939  Albertson's Inc                                                      139,164        186,610
      3,684  Alcan Aluminium Ltd                                                  121,030        101,771
      2,931  Allegheny Teledyne Inc                                                71,848         75,840
      1,115  Allergan Inc                                                          35,939         37,422
      9,274  Allied Signal Inc                                                    321,186        361,106
      7,090  Allstate Corp                                                        442,911        644,304
      3,042  Alltel Corp                                                           96,434        124,912
      2,883  Aluminum Co of America                                               189,239        202,891
      1,440  ALZA Corp+                                                            38,001         45,810
      1,503  Amerada Hess Corp                                                     83,871         82,477
      3,123  American Electric Power Inc                                          129,609        161,225
      7,702  American Express Corp                                                474,315        687,404
      4,110  American General Corp                                                177,783        222,197
      1,272  American Greetings Corp Class A                                       40,851         49,767
     10,541  American Home Products Corp                                          671,981        806,387
     11,389  American International Group Inc                                     933,140      1,238,554
      4,399  American Stores Co                                                    89,236         90,454
      8,982  Ameritech Corp                                                       542,790        723,051
      4,376  Amgen Inc+                                                           228,142        236,851
      8,064  Amoco Corp                                                           662,733        686,448
      3,638  AMP Inc                                                              155,703        152,796
      1,544  AMR Corp+                                                            154,319        198,404
        945  Anadarko Petroleum Corp                                               64,031         57,350
      1,517  Andrew Corp+                                                          42,293         36,408

------------------------
52

                                                           INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      8,083  Anheuser-Busch Inc                                              $    314,409  $     355,652
      2,722  Aon Corp                                                             126,923        159,577
      1,530  Apache Corp                                                           56,121         53,646
      2,105  Apple Computer Inc+                                                   54,932         27,628
      5,911  Applied Materials Inc+                                               170,371        178,069
      9,176  Archer-Daniels-Midland Co                                            183,373        199,005
      1,759  Armco Inc+                                                             9,601          8,685
        632  Armstrong World Industries Inc                                        41,925         47,242
        667  ASARCO Inc                                                            19,437         14,966
      1,217  Ashland Inc                                                           54,821         65,338
     26,551  AT & T Corp                                                        1,060,946      1,626,249
      5,200  Atlantic Richfield Corp                                              362,824        416,650
        768  Autodesk Inc                                                          28,063         28,416
      4,798  Automatic Data Processing                                            212,758        294,477
      2,456  AutoZone Inc+                                                         69,760         71,224
      1,741  Avery Dennison Corp                                                   58,442         77,910
      2,075  Avon Products Inc                                                    119,383        127,353
      2,803  Baker Hughes Inc                                                     105,260        122,281
        518  Ball Corp                                                             15,352         18,292
      2,456  Baltimore Gas & Electric Co                                           65,870         83,658
      9,499  Banc One Corp                                                        442,899        515,914
      6,135  Bank of New York Inc                                                 229,482        354,680
     11,372  BankAmerica Corp                                                     614,998        830,156
      2,295  BankBoston Corp                                                      163,087        215,587
      1,557  Bankers Trust N Y Corp                                               149,212        175,065
        925  Bard (C R) Inc                                                        28,180         28,964
      3,198  Barnett Banks Inc                                                    153,211        229,856
      6,135  Barrick Gold Corp                                                    145,133        114,264
      3,764  Battle Mountain Gold Co                                               25,811         22,114
        919  Bausch & Lomb Inc                                                     37,044         36,415
      4,576  Baxter International Inc                                             210,470        230,802
      3,366  Bay Networks Inc+                                                    110,995         86,043
      2,316  BB&T Corp                                                            150,287        148,369
      2,061  Becton Dickinson & Co                                                 86,323        103,050
     12,645  Bell Atlantic Corp                                                   869,066      1,150,695
     16,253  BellSouth Corp                                                       689,856        915,247
        864  Bemis Co Inc                                                          32,405         38,070

                                                           ---------------------

INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
        880  Beneficial Corp                                                 $     58,217  $      73,150
      1,860  Bethlehem Steel Corp+                                                 21,375         16,043
      1,807  Biomet Inc+                                                           33,520         46,304
      1,596  Black & Decker Corp                                                   58,015         62,344
      1,735  Block (H & R) Inc                                                     63,719         77,750
     16,273  Boeing Co                                                            741,077        796,360
        879  Boise Cascade Corp                                                    31,577         26,590
      3,092  Boston Scientific Corp+                                              166,367        141,846
        397  Briggs & Stratton Corp                                                17,181         19,279
     16,268  Bristol-Myers Squibb Co                                            1,070,973      1,539,360
      1,114  Brown-Forman Corp Class B                                             50,892         61,549
      3,141  Browning-Ferris Industries Inc                                       103,870        116,217
      1,671  Brunswick Corp                                                        45,406         50,652
      2,615  Burlington Northern Santa Fe                                         219,932        243,032
      2,790  Burlington Resources Inc                                             121,514        125,027
      2,585  Cabletron Systems Inc+                                                82,188         38,775
        655  Caliber System Inc                                                    23,953         31,890
      7,546  Campbell Soup Co                                                     312,612        438,611
      1,684  Cardinal Health Inc                                                  104,518        126,511
      2,551  Carolina Power & Light Co                                             87,345        108,258
      1,198  Case Corp                                                             66,815         72,404
      6,179  Caterpillar Inc                                                      271,157        300,068
     11,582  CBS Corp                                                             264,495        340,945
     12,771  Cendant Corp+                                                        336,400        439,003
        523  Centex Corp                                                           23,561         32,916
      3,498  Central & South West Corp                                             84,430         94,665
      1,247  Ceridian Corp+                                                        52,772         57,128
      1,620  Champion International Corp                                           79,888         73,406
      1,717  Charming Shoppes Inc+                                                  9,039          8,048
      6,973  Chase Manhattan Bank                                                 625,215        763,544
     10,649  Chevron Corp                                                         726,564        819,973
     10,844  Chrysler Corp                                                        347,050        381,573
      2,886  Chubb Corp                                                           169,610        218,254
      1,202  CIGNA Corp                                                           170,118        208,021
        895  Cincinnati Financial Corp                                            125,479        125,971
        707  Cincinnati Milacron Inc                                               17,788         18,338
      2,589  Cinergy Corp                                                          82,419         99,191

------------------------
54

                                                           INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      1,641  Circuit City Stores Inc                                         $     54,643  $      58,358
     16,513  Cisco Systems Inc+                                                   699,262        920,600
      7,479  Citicorp                                                             811,089        945,626
      1,646  Clear Channel Communications Inc+                                    111,157        130,754
      1,699  Clorox Co                                                             93,868        134,327
      1,785  Coastal Corp                                                          86,275        110,558
     40,453  Coca-Cola Co                                                       2,149,286      2,695,181
      2,754  Cognizant Corp                                                       100,315        122,725
      4,836  Colgate-Palmolive Co                                                 269,927        355,446
        845  Columbia Gas System Inc                                               53,301         66,385
     10,626  Columbia HCA Healthcare Corp                                         354,915        314,795
      5,779  Comcast Corp Class A                                                 119,509        182,400
      1,639  Comerica Inc                                                         101,920        147,920
     12,323  Compaq Computer Corp                                                 503,093        695,479
      8,921  Computer Associates International Inc                                332,155        471,698
      1,188  Computer Sciences Corp+                                               88,251         99,198
      7,722  ConAgra Inc                                                          210,974        253,378
      3,126  Conseco Inc                                                          123,906        142,038
      3,820  Consolidated Edison Co                                               119,209        156,620
      1,569  Consolidated Natural Gas Co                                           84,254         94,925
      1,923  Cooper Industries Inc                                                 90,864         94,227
      1,339  Cooper Tire & Rubber Co                                               31,109         32,638
        651  Coors (Adolph) Co Class B                                             16,963         21,646
      3,239  CoreStates Financial Corp                                            181,113        259,322
      3,792  Corning Inc                                                          154,148        140,778
      3,375  Costco Companies Inc+                                                 94,978        150,609
      1,740  Countrywide Credit Industries Inc                                     59,215         74,603
      2,380  CPC International Inc                                                199,154        256,445
        719  Crane Co                                                              24,918         31,187
      2,149  Crown Cork & Seal Co                                                 107,252        107,719
      3,597  CSX Corp                                                             175,984        194,238
        683  Cummins Engine Co Inc                                                 39,390         40,340
      2,798  CVS Corp                                                             140,337        179,247
      1,572  Cyprus Amax Minerals                                                  37,516         24,170
      1,770  Dana Corp                                                             64,696         84,075
      2,509  Darden Restaurants Inc                                                25,772         31,363
        784  Data General Corp+                                                    18,139         13,671

                                                           ---------------------

INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,593  Dayton-Hudson Corp                                              $    165,492  $     242,528
      4,157  Deere & Co                                                           188,113        242,405
      5,355  Dell Computer Corp+                                                  269,833        449,820
      1,126  Delta Air Lines Inc                                                  100,031        133,994
      1,320  Deluxe Corp                                                           42,515         45,540
      2,415  Digital Equipment Corp+                                               99,981         89,355
      1,868  Dillards Inc Class A                                                  60,160         65,847
     10,982  Disney (Walt) Co                                                     831,012      1,087,904
      3,059  Dominion Resources Inc                                               114,454        130,199
      2,430  Donnelley (R R) & Sons Co                                             86,159         90,518
      3,642  Dover Corp                                                           102,488        131,567
      3,713  Dow Chemical Co                                                      309,283        376,870
      1,482  Dow Jones & Co Inc                                                    61,012         79,565
      2,937  Dresser Industries Inc                                               100,040        123,170
      1,986  DSC Communications Corp+                                              55,169         47,664
      2,455  DTE Energy Co                                                         74,396         85,158
      5,869  Duke Power Co                                                        253,683        324,996
      2,684  Dun & Bradstreet Corp                                                 65,904         83,036
     18,501  DuPont (E I) de Nemours                                              941,428      1,111,216
        305  Eastern Enterprises                                                   10,490         13,725
      1,264  Eastman Chemical Co                                                   74,580         75,287
      5,254  Eastman Kodak Co                                                     365,915        319,509
      1,245  Eaton Corp                                                            94,249        111,116
      1,076  Echlin Inc                                                            36,714         38,938
      2,128  Echo Bay Mines Ltd                                                    14,565          5,187
      1,104  Ecolab Inc                                                            44,270         61,203
      6,322  Edison International                                                 135,575        171,879
        795  EG & G Inc                                                            14,927         16,546
      8,093  EMC Corp+                                                            154,479        222,052
      7,298  Emerson Electric Co                                                  359,217        411,881
      2,372  Engelhard Corp                                                        52,113         41,214
      4,984  Enron Corp                                                           200,853        207,148
      3,983  Entergy Corp                                                         103,912        119,241
      2,374  Equifax Inc                                                           75,140         84,129
     40,340  Exxon Corp                                                         2,107,277      2,468,304
      1,808  Federal Express Corp+                                                 95,914        110,401
     11,377  Federal Home Loan Mortgage Corp                                      335,386        477,123

------------------------
56

                                                           INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     17,303  Federal National Mortgage Association                           $    689,900  $     987,352
      3,452  Federated Department Stores Inc+                                     124,977        148,652
      2,449  Fifth Third Bancorp                                                  128,501        200,206
      4,826  First Chicago NBD Corp                                               272,730        402,971
      7,239  First Data Corp                                                      263,856        211,741
     10,334  First Union Corp                                                     419,587        529,618
      3,731  FirstEnergy Corp+                                                     88,856        108,199
      3,940  Fleet Financial Group Inc                                            220,443        295,254
        642  Fleetwood Enterprises Inc                                             19,806         27,245
      1,296  Fluor Corp                                                            74,030         48,438
        594  FMC Corp+                                                             45,384         39,992
     19,514  Ford Motor Co                                                        729,922        950,088
      3,002  Fort James Corp                                                      120,486        114,827
      2,693  Fortune Brands Inc                                                    90,202         99,809
        696  Foster Wheeler Corp                                                   27,495         18,836
      3,023  FPL Group Inc                                                        139,689        178,924
      3,235  Freeport McMoRan Copper & Gold Inc Class B                            89,690         50,951
      2,756  Frontier Corp                                                         61,425         66,316
      1,170  Fruit of the Loom Inc Class A+                                        34,776         29,981
      4,613  Gannett Co Inc                                                       199,680        285,141
      6,492  Gap Inc                                                              151,517        230,060
      1,011  General Dynamics Corp                                                 71,867         87,388
     53,384  General Electric Co                                                2,906,182      3,917,051
      2,661  General Mills Inc                                                    165,814        190,594
     11,559  General Motors Corp                                                  623,308        700,764
      1,309  General Re Corp                                                      221,621        277,508
        881  General Signal Corp                                                   36,440         37,167
      2,970  Genuine Parts Co                                                      91,881        100,794
      1,417  Georgia Pacific Corp+                                                 84,271         86,083
        207  Georgia-Pacific (Timer GRP)+                                           5,347          4,696
        969  Giant Food Inc Class A                                                32,133         32,643
      9,098  Gillette Co                                                          737,131        913,780
        945  Golden West Financial                                                 63,971         92,433
      1,173  Goodrich (B F) Co                                                     46,923         48,606
      2,445  Goodyear Tire & Rubber Co                                            132,372        155,563
      2,031  GPU Inc                                                               69,242         85,556
      1,118  Grace W.R. & Co                                                       64,760         89,929

                                                           ---------------------

INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
        803  Grainger (W W) Inc                                              $     63,673  $      78,042
        664  Great Atlantic & Pacific Tea Co                                       18,403         19,713
        909  Great Lakes Chemical Corp                                             48,670         40,791
      2,283  Green Tree Financial Corp                                             85,595         59,786
     15,535  GTE Corp                                                             668,584        811,704
      2,316  Guidant Corp                                                          89,888        144,171
      4,119  Halliburton Co                                                       158,976        213,931
      1,168  Harcourt General Inc                                                  55,048         63,948
        538  Harland (John H) Co                                                   12,629         11,298
        861  Harnischfeger Industries Inc                                          33,995         30,404
      1,650  Harrah's Entertainment Inc+                                           37,776         31,144
      1,316  Harris Corp                                                           48,495         60,372
      1,968  Hartford Financial Services Group                                    138,503        184,131
      2,125  Hasbro Inc                                                            56,638         66,938
      3,295  HBO & Co                                                             153,070        158,160
      6,366  Healthsouth Corp+                                                    153,015        176,657
      6,017  Heinz (H J) Co                                                       242,966        305,739
        443  Helmerich & Payne Inc                                                 25,603         30,069
      1,555  Hercules Inc                                                          77,226         77,847
      2,256  Hershey Foods Corp                                                   107,121        139,731
     16,909  Hewlett Packard Co                                                   908,279      1,056,813
      4,063  Hilton Hotels Corp                                                   107,962        120,874
     11,925  Home Depot Inc                                                       491,928        702,084
      2,335  Homestake Mining Co                                                   34,153         20,723
      2,122  Honeywell Inc                                                        133,396        145,357
      1,798  Household International Inc                                          177,755        229,357
      4,701  Houston Industries Inc                                               101,702        125,458
      2,744  Humana Inc+                                                           64,858         56,938
      3,108  Huntington Bancshares Inc                                            107,951        111,888
      2,189  IKON Office Solutions                                                 71,773         61,566
      4,100  Illinois Tool Works Inc                                              173,579        246,513
      2,754  Inco Ltd                                                              78,747         46,818
      2,782  Ingersoll-Rand Co                                                     95,689        112,671
        840  Inland Steel Industries Inc                                           18,904         14,385
     26,613  Intel Corp                                                         1,674,442      1,869,563
     16,080  International Business Machines Corp                               1,289,017      1,681,365
      1,776  International Flavors & Fragrances                                    85,872         91,464

------------------------
58

                                                           INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      4,917  International Paper Co                                          $    226,510  $     212,046
      2,087  Interpublic Group Cos Inc                                             77,851        103,959
      1,958  ITT Corp+                                                            114,882        162,269
      1,970  ITT Industries Inc                                                    51,155         61,809
      1,138  Jefferson-Pilot Corp                                                  68,116         88,622
     21,772  Johnson & Johnson                                                  1,150,408      1,434,231
      1,300  Johnson Controls Inc                                                  54,101         62,075
        673  Jostens Inc                                                           15,560         15,521
      8,032  K Mart Corp                                                          100,460         92,870
        680  Kaufman & Broad Home Corp                                             11,785         15,258
      6,740  Kellogg Co                                                           263,975        334,473
        804  Kerr-McGee Corp                                                       51,262         50,903
      3,541  KeyCorp                                                              181,146        250,747
      9,089  Kimberly-Clark Corp                                                  403,865        448,201
        537  King World Productions+                                               22,231         31,012
      1,344  KLA Instruments Corp+                                                 93,589         51,912
      1,352  Knight-Ridder Inc                                                     56,369         70,304
      4,183  Kroger Co+                                                           104,772        154,510
      5,429  Laidlaw Inc                                                           68,670         73,970
     18,147  Lilly (Eli) & Co                                                     803,610      1,263,485
      4,459  Limited Inc                                                           93,649        113,705
      1,598  Lincoln National Corp                                                 94,926        124,844
      1,149  Liz Claiborne Inc                                                     47,270         48,043
      3,223  Lockheed Martin Corp                                                 282,156        317,466
      1,814  Loews Corp                                                           164,949        192,511
        599  Longs Drug Stores Corp                                                13,632         19,243
      1,797  Louisiana-Pacific Corp                                                42,004         34,143
      2,830  Lowe's Co Inc                                                        106,365        134,956
      2,345  LSI Logic Corp+                                                       74,067         46,314
     10,401  Lucent Technologies Inc                                              664,740        830,780
      1,222  Mallinckrodt Inc                                                      46,616         46,436
      1,038  Manor Care Inc                                                        28,589         36,330
      2,149  Marriott International                                               120,008        148,818
      2,824  Marsh & McLennan Companies Inc                                       172,941        210,565
      2,773  Masco Corp                                                           106,629        141,076
      4,730  Mattel Inc                                                           144,822        176,193
      3,804  May Department Stores Co                                             177,336        200,423

                                                           ---------------------

INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      1,604  Maytag Corp                                                     $     38,833  $      59,849
      1,411  MBIA Inc                                                              80,230         94,272
      8,208  MBNA Corp                                                            166,498        224,181
        888  McDermott International Inc                                           24,039         32,523
     11,170  McDonald's Corp                                                      508,636        533,368
      1,595  McGraw-Hill Inc                                                       85,560        118,030
     11,356  MCI Communications                                                   362,589        486,179
      1,702  Mead Corp                                                             51,007         47,656
      7,522  Medtronic Inc                                                        272,045        393,495
      4,023  Mellon Bank Corp                                                     160,884        243,894
        621  Mercantile Stores Co Inc                                              33,709         37,803
     19,701  Merck & Co Inc                                                     1,615,405      2,093,231
        932  Meredith Corp                                                         23,317         33,261
      5,389  Merrill Lynch & Co Inc                                               266,128        393,060
      1,807  MGIC Investment Corp                                                  77,824        120,166
      3,480  Micron Technology Inc+                                               133,177         90,480
     19,720  Microsoft Corp+                                                    1,911,834      2,548,810
        719  Millipore Corp                                                        29,272         24,401
      6,822  Minnesota Mining & Manufacturing Co                                  561,345        559,830
      3,004  Mirage Resorts Inc+                                                   80,291         68,341
     12,835  Mobil Corp                                                           826,231        926,527
      9,571  Monsanto Co                                                          326,355        401,982
      1,444  Moore Corp Ltd                                                        29,277         21,841
      2,995  Morgan (J P) & Co Inc                                                286,579        338,061
      9,529  Morgan Stanley Dean Witter Discover                                  389,316        563,402
      2,097  Mortan International Inc                                              64,067         72,084
      9,660  Motorola Inc                                                         613,236        551,224
        129  NACCO Industries Inc Class A                                           8,392         13,827
      1,079  Nalco Chemical Co                                                     40,645         42,688
      3,437  National City Corp                                                   170,294        225,983
      2,711  National Semiconductor+                                               77,341         70,317
        790  National Service Industries Inc                                       30,788         39,154
     11,637  NationsBank Corp                                                     619,116        707,675
      1,191  Navistar International+                                               21,070         29,552
      1,490  New York Times Co Class A                                             65,551         98,526
      2,513  Newell Co                                                             84,705        106,803
      2,585  Newmont Mining Corp                                                   98,830         75,934

------------------------
60

                                                           INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      2,377  Nextlevel Systems Inc                                           $     40,505  $      42,489
      2,340  Niagara Mohawk Power Corp+                                            25,638         24,570
        812  NICOR Inc                                                             27,963         34,256
      4,657  Nike Inc Class B                                                     219,016        182,787
      1,191  Nordstrom Inc                                                         58,207         71,907
      6,109  Norfolk Southern Corp                                                182,494        188,234
      1,192  Northern States Power Co                                              58,594         69,434
      4,314  Northern Telecom Ltd                                                 314,139        383,946
      1,154  Northrop Grumman Corp                                                108,759        132,710
     12,231  Norwest Corp                                                         311,974        472,422
      5,746  Novell Inc+                                                           75,150         43,095
      1,495  Nucor Corp                                                            78,033         72,227
      5,351  Occidental Petroleum Corp                                            133,054        156,851
      2,536  Omnicom Group                                                         99,523        107,463
        480  ONEOK Inc                                                             13,783         19,380
     16,079  Oracle Systems Corp+                                                 465,778        358,763
      1,794  Oryx Energy Co+                                                       38,510         45,747
        861  Owens Corning Fiberglass Corp                                         34,567         29,382
      2,190  Owens-Illinois Inc+                                                   78,485         83,083
      1,241  PACCAR Inc                                                            47,467         65,153
      1,402  Pacific Enterprises                                                   43,039         52,750
      4,950  PacifiCorp                                                           104,699        135,197
      2,065  Pall Corp                                                             48,629         42,720
      2,151  Parametric Technology Corp+                                           93,735        101,904
      1,807  Parker Hannifin Corp                                                  60,948         82,896
      3,723  PECO Energy Co                                                        91,513         90,283
      4,102  Penney (J C) Co Inc                                                  217,902        247,402
        773  Pennzoil Co                                                           46,270         51,646
        598  Peoples Energy Corp                                                   20,518         23,546
      1,078  Pep Boys-Manny Moe & Jack                                             32,988         25,737
     25,014  Pepsico Inc                                                          755,110        911,448
        690  Perkin-Elmer Corp                                                     40,958         49,033
     21,088  Pfizer Inc                                                         1,037,870      1,572,374
      7,191  PG&E Corp                                                            182,777        218,876
      8,334  Pharmacia and Upjohn Inc                                             303,545        305,233
        967  Phelps Dodge Corp                                                     66,803         60,196
     39,511  Philip Morris Co Inc                                               1,438,585      1,790,342

                                                           ---------------------

INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      4,275  Phillips Petroleum Co                                           $    184,112  $     207,872
      1,059  Pioneer Hi Bred International Inc                                     79,839        113,578
      2,287  Pitney Bowes Inc                                                     146,447        205,687
      3,969  Placer Dome Inc                                                       81,050         50,357
      4,902  PNC Bank Corp                                                        198,733        279,720
        759  Polaroid Corp                                                         33,899         36,954
        500  Potlatch Corp                                                         22,685         21,500
      2,743  PP & L Resources Inc                                                  63,298         65,661
      2,963  PPG Industries Inc                                                   157,591        169,261
      2,670  Praxair Inc                                                          119,307        120,150
     22,030  Procter & Gamble Co                                                1,313,393      1,758,269
      1,234  Progressive Corp Ohio                                                134,291        147,926
      1,536  Providian Financial Corp                                              38,305         69,408
      3,757  Public Services Enterprise Group                                     102,390        119,050
        370  Pulte Corp                                                            11,540         15,471
      2,288  Quaker Oats Co                                                        95,925        120,692
      1,813  Ralston-Purina Group                                                 139,426        168,496
      1,492  Raychem Corp                                                          58,798         64,249
         44  Raytheon Co Class A+                                                     970          2,164
      5,535  Raytheon Co Class B                                                  279,264        279,518
        929  Reebok International Ltd                                              37,110         26,767
        901  Republic New York Corp                                                80,766        102,883
      1,142  Reynolds Metals Co                                                    73,009         68,520
      1,936  Rite Aid Corp                                                         89,632        113,619
      3,349  Rockwell International Corp                                          161,565        174,985
      1,051  Rohm & Haas Co                                                        82,701        100,633
      1,423  Rowan Co Inc+                                                         33,467         43,402
     34,980  Royal Dutch Petroleum Co                                           1,580,243      1,895,479
      2,445  Rubbermaid Inc                                                        64,509         61,125
        534  Russell Corp                                                          15,840         14,184
      1,328  Ryder System Inc                                                      40,862         43,492
      2,351  SAFECO Corp                                                           99,373        114,611
        928  Safety-Kleen Corp                                                     17,099         25,462
      7,856  Sara Lee Corp                                                        317,771        442,391
     15,000  SBC Communication Inc                                                826,698      1,098,750
     12,032  Schering-Plough Corp                                                 487,538        747,488
      7,970  Schlumberger Ltd                                                     478,999        641,585

------------------------
62

                                                           INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      4,319  Schwab (Charles) Corp                                           $    128,770  $     181,128
      1,247  Scientific-Atlanta Inc                                                24,433         20,887
      4,019  Seagate Technology Inc+                                              137,113         77,366
      6,095  Seagram Co Ltd                                                       216,096        196,945
      6,425  Sears Roebuck & Co                                                   297,554        290,731
      4,139  Service Corp International                                           120,191        152,884
        351  Shared Medical System Corp                                            18,485         23,166
      2,805  Sherwin Williams Co                                                   75,223         77,839
      1,617  Sigma-Aldrich Corp                                                    49,133         64,276
      2,913  Silicon Graphics Inc+                                                 71,090         36,230
      1,001  Snap-On Inc                                                           35,732         43,669
      1,328  Sonat Inc                                                             62,093         60,756
     11,185  Southern Co                                                          248,730        289,412
      3,552  Southwest Airlines Co                                                 65,630         87,468
        286  Springs Industries Inc Class A                                        13,240         14,872
      7,063  Sprint Corp                                                          317,888        414,068
      1,476  St Jude Medical Inc+                                                  52,794         45,018
      1,439  St Paul Co Inc                                                        96,852        118,088
      1,375  Stanley Works                                                         48,160         64,883
      2,549  State Street Corp                                                    133,449        148,320
      1,624  Stone Container Corp                                                  25,791         16,951
      1,161  Sun Co Inc                                                            37,157         48,835
      6,131  Sun Microsystems Inc+                                                183,202        244,474
      3,101  Sunamerica Inc                                                       117,551        132,568
      3,447  SunTrust Banks Inc                                                   174,067        246,030
        956  Supervalu Inc                                                         31,988         40,033
      1,277  Synovus Financial Corp                                                41,202         41,822
      2,763  Sysco Corp                                                            97,229        125,889
      1,646  Tandy Corp                                                            44,447         63,474
        851  Tektronix Inc                                                         30,555         33,754
      8,167  Tele-Communication Inc Class A+                                      142,541        228,155
      2,875  Tellabs Inc+                                                         125,431        152,016
        917  Temple-Inland Inc                                                     51,443         47,971
      4,899  Tenet Healthcare Corp+                                               128,419        162,279
      2,701  Tenneco                                                              118,548        106,690
      8,956  Texaco Inc                                                           448,269        486,983
      6,338  Texas Instruments Inc                                                253,565        285,210

                                                           ---------------------

INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,910  Texas Utilities Co                                              $    144,009  $     162,509
      2,683  Textron Inc                                                          136,192        167,688
      2,443  Thermo Electron Corp+                                                 97,221        108,714
        907  Thomas & Betts Corp                                                   43,202         42,856
      9,137  Time Warner Inc                                                      429,188        566,494
      1,567  Times Mirror Co Class A                                               70,367         96,371
      1,021  Timken Co                                                             29,280         35,097
      2,755  TJX Companies Inc                                                     61,780         94,703
      2,250  Torchmark Corp                                                        67,045         94,641
      4,633  Toys R Us Inc+                                                       144,570        145,650
        974  Transamerica Corp                                                     83,663        103,731
     18,708  Travelers Group Inc                                                  640,539      1,007,894
      2,049  Tribune Co                                                            89,769        127,550
      2,562  Tricon Global Restaurants+                                            65,673         74,444
      2,001  TRW Inc                                                              101,724        106,803
      1,001  Tupperware Corp                                                       38,126         27,903
      8,667  Tyco International Ltd+                                              331,444        390,557
      3,967  U.S. Bancorp                                                         301,845        444,056
      7,799  U.S. West Inc+                                                       264,999        351,930
      9,982  U.S. West Media Group+                                               208,160        288,230
      3,630  Unicom Corp                                                           92,774        111,623
     10,335  Unilever NV                                                          472,627        645,292
      1,187  Union Camp Corp                                                       63,067         63,727
      2,019  Union Carbide Corp                                                    87,157         86,691
      1,655  Union Electric Co                                                     62,843         71,579
      4,072  Union Pacific Corp                                                   235,844        254,246
      4,189  Union Pacific Resources Group Inc                                    111,617        101,583
      2,853  Unisys Corp+                                                          28,243         39,585
      2,985  United Healthcare Corp                                               146,129        148,317
      1,193  United States Surgical                                                38,796         34,970
      3,874  United Technologies Corp                                             257,035        282,076
      4,059  Unocal Corp                                                          151,083        157,540
         15  UNOVA Inc                                                                274            247
      2,329  UNUM Corp                                                             87,444        126,639
      1,409  USAir Group Inc+                                                      49,539         88,063
      1,841  USF & G Corp                                                          37,128         40,617
      3,082  UST Inc                                                               93,708        113,841

------------------------
64

                                                           INDEX ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      4,742  USX - Marathon Group                                            $    127,333  $     160,043
      1,416  USX - US Steel Group                                                  46,542         44,250
      2,085  VF Corp                                                               77,812         95,780
      5,850  Viacom Inc Class B+                                                  220,064        242,409
      3,284  Wachovia Corp                                                        209,628        266,415
     37,006  Wal Mart Stores Inc                                                1,128,375      1,459,424
      8,097  Walgreen Co                                                          180,065        254,043
      4,407  Warner Lambert Co                                                    415,520        546,468
      4,127  Washington Mutual Inc                                                235,093        263,354
      7,483  Waste Management Inc                                                 232,458        205,783
      1,504  Wells Fargo & Co                                                     368,979        510,514
      2,161  Wendy's International Inc                                             47,017         51,999
        936  Western Atlas Inc+                                                    53,665         69,264
      1,658  Westvaco Corp                                                         51,117         52,123
      3,326  Weyerhaeuser Co                                                      164,534        163,182
      1,195  Whirlpool Corp                                                        63,367         65,725
      1,712  Whitman Corp                                                          39,300         44,619
      1,744  Willamette Industries Inc                                             61,566         56,135
      5,286  Williams Co Inc                                                      104,293        149,990
      2,337  Winn-Dixie Stores Inc                                                 81,603        102,098
      2,230  Woolworth Corp+                                                       47,176         45,436
     14,775  WorldCom Inc+                                                        430,664        446,944
      1,610  Worthington Industries Inc                                            31,261         26,565
      1,947  Wrigley (Wm) Jr Co                                                   120,217        154,908
      5,427  Xerox Corp                                                           329,130        400,550
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $100,973,670  $ 123,404,284

                                                           ---------------------

INDEX ALLOCATION FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 3.00%
             U.S. TREASURY BILLS - 3.00%
$    50,000  U.S. Treasury Bills                                   4.71%(F)     01/15/98   $      49,896
    853,000  U.S. Treasury Bills                                   5.00(F)      02/05/98         848,737
     85,000  U.S. Treasury Bills                                   5.00(F)      02/26/98          84,323
     36,000  U.S. Treasury Bills                                   5.02(F)      02/19/98          35,731
    519,000  U.S. Treasury Bills                                   5.03(F)      02/12/98         515,714
  2,142,000  U.S. Treasury Bills                                   5.10(F)      03/05/98       2,122,958
    158,000  U.S. Treasury Bills                                   5.13(F)      03/26/98         156,120
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   3,813,479
             (Cost $3,813,395)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $104,787,065)* (Notes 1 and 3)                    100.21%               $  127,217,763
              Other Assets and Liabilities, Net                        (0.21)                     (265,062)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  126,952,701
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
(F)  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 25,233,796
Gross Unrealized Depreciation     (2,803,098)
                                ------------
NET UNREALIZED APPRECIATION     $ 22,430,698
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
66

                                     SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND
----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - DECEMBER 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 34.29%
             BANK & FINANCE - 23.89%
$   500,000  Associates Corp                                      8.00 %         10/27/99  $     516,250
    500,000  Chase Manhattan Bank                                 5.88           08/04/99        499,375
    500,000  GMAC                                                 5.63           10/19/98        499,060
    500,000  Morgan Stanley Corp                                  5.75           10/08/99        497,500
    500,000  Norwest Corp                                         6.00           10/13/98        500,585
    500,000  Societe Generale                                     5.92           10/16/98        499,755
    500,000  Wachovia Bank NC                                     4.90           09/19/98        496,495
                                                                                           --------------
                                                                                           $   3,509,020

             MISCELLANEOUS BONDS - 10.40%
$   500,000  California Infrastructure                            6.14 %         03/25/02  $     501,180
    500,000  Donnelley and Sons                                   7.96           11/08/99        516,250
    500,000  Sears Roebuck Co                                     8.45           11/01/98        509,735
                                                                                           --------------
                                                                                           $   1,527,165
             TOTAL CORPORATE BONDS & NOTES                                                 $   5,036,185
             (Cost $5,045,074)

             U.S. GOVERNMENT AGENCY SECURITIES - 26.95%
             FEDERAL HOME LOAN BANKS - 6.81%
$ 1,000,000  FHLB                                                 5.81 %         11/04/98  $   1,000,620

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.33%
$ 1,000,000  FNMA Discount Note                                   5.41 %(F)      10/09/98  $     957,610
  1,000,000  FNMA                                                 5.84           01/19/99      1,001,360
                                                                                           --------------
                                                                                           $   1,958,970

                                                           ---------------------

SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
             STUDENT LOAN MORTGAGE ASSOCIATION - 6.81%
$ 1,000,000  SLMA                                                 5.79 %         09/16/98  $     999,680
                                                                                           --------------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $   3,959,270
             (Cost $3,953,664)

             U.S. TREASURY SECURITIES - 34.11%
             U.S. TREASURY NOTES - 34.11%
$ 2,000,000  U.S. Treasury Notes                                  5.88 %         10/31/98  $   2,003,440
  1,500,000  U.S. Treasury Notes                                  5.88           01/31/99      1,503,510
  1,500,000  U.S. Treasury Notes                                  6.00           09/30/98      1,504,215
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $   5,011,165
             (Cost $5,009,359)

             SHORT-TERM INSTRUMENTS - 3.86%
             CERTIFICATES OF DEPOSIT - 3.40%
$   500,000  Royal Bank of Canada                                 5.82 %         08/25/98  $     499,510

             REPURCHASE AGREEMENTS - 0.46%
$    67,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50 %         01/02/98  $      67,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $     566,510
             (Cost $566,510)

------------------------
68

                                     SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $14,574,607)* (Notes 1 and 3)                      99.21%               $   14,573,130
              Other Assets and Liabilities, Net                         0.79                       115,803
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   14,688,933
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $     12,630
Gross Unrealized Depreciation        (14,107)
                                ------------
NET UNREALIZED DEPRECIATION     $     (1,477)
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

SHORT-TERM MUNICIPAL INCOME FUND
----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - DECEMBER 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE           DATE+          VALUE
             MUNICIPAL BONDS - 97.34%
             ARIZONA - 3.78%
$   700,000  Arizona State Transportation Board Tax Revenue
               Maricopa County Regional Area Road Fund MBIA
               Insured                                            7.00 %        07/01/00   $     742,567

             COLORADO - 17.26%
    790,000  Arapahoe County CO School District Revenue           4.75          12/15/98         796,928
    860,000  Colorado State Student Obligation Bond
               Authority Series C                                 4.35          09/01/99         864,180
  1,540,000  Boulder County CO Hospital Revenue Longmont
               Hospital Project                                   8.20          12/01/20       1,726,987

             GEORGIA - 5.49%
  1,000,000  Marietta GA Development Authority Revenue
               College Project                                    7.25          12/01/19       1,078,430

             HAWAII - 2.56%
    500,000  Honolulu HI Improvement Board Series B               4.50          10/01/98         502,560

             ILLINOIS - 6.28%
    200,000  Chicago IL AMBAC Insured                             6.00          01/01/98         200,011
  1,025,000  Metropolitan Pier & Exposition Authority IL
               Dedicated State Revenue                            5.80          06/01/98       1,032,954

             MINNESOTA - 1.02%
    200,000  Minneapolis MN Special School District No. One
               COP Prerefunded                                    7.38          02/01/15         200,498

             NEVADA - 7.82%
    500,000  Clark County NV USD Series A                         7.30          03/01/99         512,630
  1,000,000  Clark County NV GO MBIA Insured                      5.20          01/01/00       1,022,110

------------------------
70

                                                SHORT-TERM MUNICIPAL INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE           DATE+          VALUE
             MUNICIPAL BONDS (CONTINUED)
             NEW YORK - 16.70%
$   250,000  New York State Mortgage Agency Revenue
               Homeowner Mortgage Series 44 AMT FHA
               Collateralized                                     6.00 %        04/01/99   $     254,168
    900,000  New York/New Jersey Port Authority Consolidated
               Revenue MBIA Insured                               5.00          09/01/98         908,073
  1,000,000  Metropolitan Transportation Authority NY
               Commuter Facility Revenue Series E                 4.30          07/01/02       1,006,450
  1,000,000  New York State Dorm Authority Revenue City
               University System Series F                         7.88          07/01/07       1,108,950

             NORTH CAROLINA - 2.58%
    500,000  North Carolina State Municipal Power Agency
               Catawba No 1 Electrical Revenue FGIC Insured       5.10          01/01/99         505,455

             PENNSYLVANIA - 10.84%
  1,000,000  Pennsylvania State GO                                5.00          05/01/00       1,021,660
  1,000,000  Washington County PA Authority Lease Revenue
               Series C                                           7.45          12/15/12       1,105,450

             PUERTO RICO - 2.57%
    500,000  Puerto Rico Commonwealth Aqueduct and Sewer
               Authority Revenue                                  4.50          07/01/99         504,360

             SOUTH DAKOTA - 5.14%
  1,000,000  South Dakota Student Loan Finance Corp Student
               Loan Revenue Series A - GTD STD LN Insured         5.50          08/01/98       1,009,510

                                                           ---------------------

SHORT-TERM MUNICIPAL INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE           DATE+          VALUE
             MUNICIPAL BONDS (CONTINUED)
             TEXAS - 6.51%
$   240,000  Brazos TX Higher Education Authority AMT Series
               C-1                                                6.00 %        11/01/99   $     246,965
    275,000  Port of Houston Authority TX AMT                     8.50          10/01/98         284,103
    305,000  Texas State Department Housing & Community MBIA
               Insured                                            4.20          03/01/98         305,234
    440,000  Texas State Department Housing & Community
               Mortgage Series E MBIA Insured                     4.20          09/01/98         441,610

             WASHINGTON - 6.23%
    200,000  Southern Columbia Basin WA Irrigation District       5.50          12/01/98         203,230
  1,000,000  Snohomish County WA USD Series A                     6.20          12/01/98       1,020,430

             WEST VIRGINIA - 2.56%
    500,000  West Virginia State HFFA Charleston Area
               Medical Center Series A MBIA Insured               4.30          01/01/99         501,874
                                                                                           --------------
             TOTAL MUNICIPAL BONDS                                                         $  19,107,377
             (Cost $19,030,649)
  SHARES

             SHORT-TERM INSTRUMENTS - 1.73%
             MONEY MARKET FUND - 1.73%
    339,000  Dreyfus General CA Municipal Money Market Fund                                $     339,000
             (Cost $339,000)

------------------------
72

                                                SHORT-TERM MUNICIPAL INCOME FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $19,369,649)* (Notes 1 and 3)                      99.07%               $   19,446,377
              Other Assets and Liabilities, Net                         0.93                       181,738
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   19,628,115
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  + SECURITIES WITH MATURITIES IN EXCESS OF 397 DAYS ARE SUBJECT TO A DEMAND FEATURE WHICH MAY REDUCE THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $     76,728
Gross Unrealized Depreciation              0
                                ------------
NET UNREALIZED APPRECIATION     $     76,728
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STRATEGIC GROWTH FUND
----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - DECEMBER 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 92.92%
             ADVERTISING - 2.07%
    170,000  HA-LO Industries inc+                                           $  2,870,884  $   4,420,000

             BIOTECHNOLOGY - 1.34%
    110,000  Serologicals Corp+                                              $  2,312,938  $   2,860,000

             COMMERCIAL SERVICES - 4.70%
    140,000  AccuStaff Inc+                                                  $  2,969,509  $   3,220,000
    150,000  Boron Lepore & Associates Inc+                                     3,454,257      4,125,000
     60,000  Caribiner International Inc+                                       2,444,070      2,670,000
                                                                             ------------  --------------
                                                                             $  8,867,836  $  10,015,000

             COMPUTER SOFTWARE - 13.12%
     45,000  America Online Inc+                                             $  2,802,627  $   4,013,438
    120,000  Aris Corp+                                                         2,727,115      2,520,000
    150,000  Checkfree Corp+                                                    2,878,125      4,050,000
     60,000  Lycos Inc+                                                         1,652,229      2,482,500
     24,500  Microsoft Corp+                                                    2,730,450      3,166,625
     60,000  Networks Associates Inc+                                           2,972,500      3,172,500
     80,000  Security Dynamics Technologies Inc+                                2,824,936      2,860,000
     75,000  Veritas Software Corp+                                             2,347,246      3,825,000
     50,000  Visio Corp+                                                        1,683,375      1,918,750
                                                                             ------------  --------------
                                                                             $ 22,618,603  $  28,008,813

             COMPUTER SYSTEMS - 4.16%
     40,000  Cisco Systems Inc+                                              $  2,030,625  $   2,230,000
     70,000  HNC Software Inc+                                                  2,416,253      3,010,000
    114,500  Hypercom Corp+                                                     1,832,000      1,617,313
     80,000  MMC Networks Inc+                                                  1,391,250      1,360,000
     70,000  Power Integrations Inc+                                              562,500        647,500
                                                                             ------------  --------------
                                                                             $  8,232,628  $   8,864,813

------------------------
74

                                                           STRATEGIC GROWTH FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             CONSUMER-DISCRETIONARY - 0.97%
    160,000  Enamelon Inc+                                                   $  2,643,013  $   2,060,000

             ENERGY & RELATED - 8.79%
    176,000  Dawson Production Services+                                     $  4,305,060  $   3,058,000
    130,000  Falcon Drilling Co Inc+                                            4,860,574      4,558,125
    110,000  Global Industries Ltd+                                             1,230,788      1,870,000
    125,000  Key Energy Group Inc+                                              3,623,683      2,710,938
     60,000  Nabors Industries Inc+                                             1,549,929      1,886,250
     75,000  Noble Drilling Corp+                                               2,115,913      2,296,875
     60,000  Veritas Digicon Inc+                                               1,690,513      2,370,000
                                                                             ------------  --------------
                                                                             $ 19,376,460  $  18,750,188

             ENTERTAINMENT & LEISURE - 3.51%
    150,000  Family Golf Centers Inc+                                        $  2,920,016  $   4,706,250
    100,000  Regal Cinemas Inc+                                                 2,596,017      2,787,500
                                                                             ------------  --------------
                                                                             $  5,516,033  $   7,493,750

             FINANCE & RELATED - 7.24%
    215,000  Envoy Corp (New)+                                               $  7,098,523  $   6,261,875
    100,000  Firstplus Financial Group+                                         3,875,625      3,837,500
    105,000  Laser Mortgage Management Inc                                      1,554,625      1,522,500
    185,000  Long Beach Financial Corp+                                         1,948,438      2,150,625
     80,000  Money Store Inc                                                    1,928,379      1,680,000
                                                                             ------------  --------------
                                                                             $ 16,405,590  $  15,452,500

             FOOD & RELATED - 2.57%
    150,000  Northland Cranberries Inc                                       $  3,329,013  $   2,325,000
     44,000  NuCo2 Inc+                                                           707,194        484,000
     45,000  Suiza Foods Corp+                                                  2,654,263      2,680,313
                                                                             ------------  --------------
                                                                             $  6,690,470  $   5,489,313

                                                           ---------------------

STRATEGIC GROWTH FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             GENERAL BUSINESS & RELATED - 9.30%
     30,000  American Disposal Services+                                     $    973,227  $   1,095,000
     55,000  Applied Graphics Technologies+                                     2,638,542      2,928,750
     60,000  Cinar Films Inc Class B+                                           2,105,000      2,332,500
     65,000  Corrections Corp of America+                                       2,076,568      2,409,063
     20,000  Gartner Group Inc Class A                                            657,500        745,000
     85,000  HBO & Co                                                           2,417,022      4,080,000
    130,000  Industrial Distribution Group Inc+                                 2,481,206      2,039,375
     60,000  Preview Travel Inc+                                                  650,906        453,750
     75,000  Staffmark Inc+                                                     2,093,625      2,371,875
     25,000  Teleport Communications Group Inc Class A+                         1,446,875      1,371,875
                                                                             ------------  --------------
                                                                             $ 17,540,471  $  19,827,188

             HEALTHCARE - 7.02%
     40,000  Access Health Inc+                                              $  1,241,250  $   1,175,000
     60,000  Alternative Living Services Inc+                                   1,516,984      1,773,750
    165,000  Genesis Health Ventures Inc+                                       4,564,051      4,351,875
    120,000  Healthsouth Corp+                                                  2,382,155      3,330,000
    170,000  Somnus Medical Technologies+                                       1,965,813      2,167,500
    205,000  Vivus Inc+                                                         5,458,609      2,178,123
                                                                             ------------  --------------
                                                                             $ 17,128,862  $  14,976,248

             MANUFACTURING PROCESSING - 4.45%
    130,000  Aehr Test Systems+                                              $  2,236,864  $   1,040,000
    165,000  General Scanning Inc+                                              3,363,644      2,846,250
    100,000  Sandisk Corp+                                                      2,700,470      2,031,250
     50,000  Sipex Corp+                                                        1,285,408      1,512,500
     90,000  Tefron Ltd ADR+                                                    1,836,711      2,070,000
                                                                             ------------  --------------
                                                                             $ 11,423,097  $   9,500,000

------------------------
76

                                                           STRATEGIC GROWTH FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MEDICAL EQUIPMENT & SUPPLIES - 2.35%
    110,000  Focal Inc+                                                      $  1,103,594  $   1,168,750
    150,000  Ultrafem Inc+                                                      1,570,263        140,625
    180,000  Urologix Inc+                                                      3,559,493      3,262,500
    165,000  Uroquest Medical Corp+                                               952,955        433,125
                                                                             ------------  --------------
                                                                             $  7,186,305  $   5,005,000

             PHARMACEUTICALS - 3.77%
    150,000  Anesta Corp+                                                    $  2,262,104  $   2,456,250
    150,000  Biochem Pharma Inc+                                                3,614,843      3,131,250
     45,000  Coulter Pharmaceutical+                                              697,500        911,250
    100,000  KOS Pharmaceuticals Inc+                                           3,124,623      1,543,750
                                                                             ------------  --------------
                                                                             $  9,699,070  $   8,042,500

             RETAIL & RELATED - 3.11%
     80,000  Barbeques Galore Ltd - Sponsored ADR+                           $    762,344  $     590,000
    310,000  Corporate Express Inc+                                             5,764,712      3,991,250
    200,000  Let's Talk Cellular & Wireless+                                    2,216,591      2,050,000
                                                                             ------------  --------------
                                                                             $  8,743,647  $   6,631,250

             SEMICONDUCTORS - 1.41%
     85,000  Cirrus Logic Inc+                                               $  1,231,275  $     903,125
     30,000  Intel Corp                                                         2,345,625      2,107,500
                                                                             ------------  --------------
                                                                             $  3,576,900  $   3,010,625

             SHELTER & RELATED - 2.83%
    130,000  Brookdale Living Communities Inc+                               $  2,009,688  $   2,242,500
    170,000  Hospitality Worldwide Services+                                    1,854,842      2,231,250
     80,000  Modtech Inc+                                                       1,656,499      1,560,000
                                                                             ------------  --------------
                                                                             $  5,521,029  $   6,033,750

                                                           ---------------------

STRATEGIC GROWTH FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS - 7.46%
    110,000  Corsair Communications Inc+                                     $  2,056,076  $   1,787,500
    160,000  LCI International Inc+                                             3,429,796      4,920,000
    140,000  NEXTEL Communications Class A+                                     2,770,088      3,640,000
    150,000  Pairgain Technologies Inc+                                         3,652,500      2,906,250
     30,000  P-Com Inc+                                                           472,251        517,500
     40,000  Tellabs Inc+                                                       2,068,438      2,115,000
                                                                             ------------  --------------
                                                                             $ 14,449,149  $  15,886,250

             TRANSPORTATION - 2.75%
     58,000  Midway Airlines Corp+                                           $    944,938  $     877,250
    170,000  Trico Marine Services Inc+                                         4,449,646      4,993,750
                                                                             ------------  --------------
                                                                             $  5,394,584  $   5,871,000
             TOTAL COMMON STOCKS                                             $196,197,569  $ 198,198,188

------------------------
78

                                                           STRATEGIC GROWTH FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 6.98%
             REPURCHASE AGREEMENTS - 6.98%
$ 7,103,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50 %        01/02/98   $   7,103,000
  7,780,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.30          01/02/98       7,780,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  14,883,000
             (Cost $14,883,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $211,080,569)* (Notes 1 and 3)                     99.90%               $  213,081,188
              Other Assets and Liabilities, Net                         0.10                       210,538
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  213,291,726
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 24,541,008
Gross Unrealized Depreciation    (22,540,389)
                                ------------
NET UNREALIZED APPRECIATION     $  2,000,619
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

U.S. GOVERNMENT INCOME FUND
----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - DECEMBER 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 86.44%
             FEDERAL AGENCY - OTHER - 3.86%
$ 5,000,000  Tennessee Valley Authority                           6.75 %        11/01/25   $   5,288,800
  4,000,000  Tennessee Valley Authority                           6.38          06/15/05       4,079,360
                                                                                           --------------
                                                                                           $   9,368,160

             FEDERAL FARM CREDIT - 3.83%
$ 9,350,000  Federal Farm Credit Bank                             6.38 %        02/25/02   $   9,296,986

             FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.65%
$ 5,000,000  FHLMC                                                7.10 %        04/10/07   $   5,366,400
  3,343,049  FHLMC #00683                                         8.50          12/01/25       3,493,152
                                                                                           --------------
                                                                                           $   8,859,552

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 30.49%
$10,000,000  FNMA TBA+                                            6.00 %        06/01/12   $   9,843,750
 18,000,000  FNMA TBA+                                            6.50          12/01/12      18,028,980
 10,000,000  FNMA TBA+                                            6.50          06/01/27       9,876,400
 10,000,000  FNMA TBA+                                            7.50          06/01/27      10,242,800
     37,394  FNMA #251288                                         6.50          10/01/12          37,454
  7,000,000  FNMA #401994                                         6.50          11/01/27       6,913,480
  4,598,642  FNMA#376272                                          7.00          02/01/12       4,685,189
  3,727,177  FNMA #250799                                         7.50          12/01/26       3,817,672
  8,319,344  FNMA #70765                                          9.00          03/01/21       8,965,091
  1,700,000  FNMA Principal Strip                                 9.13 (F)      03/09/22       1,680,280
                                                                                           --------------
                                                                                           $  74,091,096

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 44.61%
$15,000,000  GNMA TBA+                                            6.50 %        06/01/27   $  14,853,600
 11,000,000  GNMA TBA+                                            6.50          12/01/27      10,892,640
    308,738  GNMA #0864                                           6.50          02/20/08         311,726
  1,245,810  GNMA #352961                                         6.50          05/15/24       1,235,993
  6,000,000  GNMA #398655                                         6.50          05/15/26       5,941,440

------------------------
80

                                                     U.S. GOVERNMENT INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$ 1,584,116  GNMA #362584                                         6.88 %        01/15/29   $   1,582,136
  1,875,074  GNMA #430800                                         7.00          05/15/26       1,891,087
  4,914,824  GNMA #2376                                           7.00          02/20/27       4,941,462
  8,910,000  GNMA #780651                                         7.00          10/15/27       8,988,854
 11,880,000  GNMA #461052                                         7.00          12/15/27      11,981,455
  2,016,637  GNMA #319413                                         7.25          12/15/18       2,039,324
  1,907,461  GNMA #358863                                         7.25          01/15/29       1,928,920
  1,062,597  GNMA #336930                                         7.50          03/15/23       1,092,063
  1,363,743  GNMA #291124                                         7.50          06/15/25       1,390,582
  4,287,119  GNMA #414636                                         7.50          10/15/25       4,395,326
  4,800,646  GNMA #450871                                         8.00          05/15/27       4,978,126
  2,630,377  GNMA #355529                                         8.50          03/15/27       2,646,816
  2,178,639  GNMA #355528                                         8.50          04/15/27       2,192,255
    175,567  GNMA #158583                                         9.00          09/20/16         190,178
    567,159  GNMA #170928                                         9.00          09/20/16         602,250
    314,421  GNMA #227132                                         9.00          07/20/17         333,875
    178,322  GNMA #1168                                           9.00          04/20/19         192,158
  4,134,320  GNMA #306052                                         9.00          06/15/21       4,480,942
     20,192  GNMA #223618                                        10.00          01/15/19          22,441
        970  GNMA #0070                                          12.00          01/20/99           1,028
      3,554  GNMA #0116                                          12.00          04/20/99           3,766
     17,317  GNMA II#2443                                         7.00          06/20/27          17,411
  4,028,919  GNMA II #002496                                      7.00          10/20/27       4,050,756
  2,801,599  GNMA II #2268                                        7.50          08/20/26       2,858,499
  2,349,888  GNMA II #2303                                        7.50          10/20/26       2,397,614
     96,878  GNMA II #811                                         8.00          02/20/23         100,762
    434,606  GNMA II #340045                                      8.00          03/20/23         452,034
    782,891  GNMA II #418627                                      8.50          11/20/25         820,407
    122,621  GNMA II #1596                                        9.00          04/20/21         132,136
    420,374  GNMA II #1740                                        9.00          12/20/21         452,990
    546,452  GNMA II #0058                                        9.00          07/20/22         588,851
    227,522  GNMA II #57247                                       9.50          05/20/16         244,918
     32,766  GNMA II #766                                         9.50          05/20/17          35,274
    237,431  GNMA II #1236                                        9.50          08/20/19         255,328
    983,381  GNMA II #1273                                        9.50          10/20/19       1,057,508
    120,135  GNMA II #1579                                        9.50          03/20/21         129,144
      3,650  GNMA II #60                                         10.00          12/20/13           4,027

                                                           ---------------------

U.S. GOVERNMENT INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$   152,470  GNMA II #173                                        10.00 %        07/20/14   $     168,254
     32,864  GNMA II #495                                        10.00          02/20/16          36,284
     30,441  GNMA II #1436                                       10.00          07/20/20          33,551
    215,125  GNMA II #1454                                       10.00          08/20/20         237,107
    325,590  GNMA II #1472                                       10.00          09/20/20         358,858
    235,650  GNMA II #1526                                       10.00          12/20/20         259,728
    242,077  GNMA II #1544                                       10.00          01/20/21         266,812
  1,414,482  GNMA II #1580                                       10.00          03/20/21       1,559,014
  1,055,087  GNMA II #1616                                       10.00          05/20/21       1,162,896
     82,289  GNMA II #1848                                       10.00          06/20/22          90,698
    945,769  GNMA II #1239                                       11.00          08/20/19       1,082,272
    222,637  GNMA II #1420                                       11.00          06/20/20         254,100
    187,875  GNMA II #1456                                       11.00          08/20/20         214,991
                                                                                           --------------
                                                                                           $ 108,432,667
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $ 210,048,461
             (Cost $207,993,657)

             U.S. TREASURY SECURITIES - 25.29%
             U.S. TREASURY BILLS - 12.58%
$32,000,000  U.S. Treasury Bills                                  5.20 %(F)     11/12/98      30,540,160

             U.S. TREASURY NOTES - 4.23%
$10,000,000  U.S. Treasury Notes                                  6.13 %        11/15/27      10,276,600

             U.S. TREASURY BONDS - 8.48%
$ 9,000,000  U.S. Treasury Bonds                                  5.63 %        12/31/02   $   8,966,252
 11,000,000  U.S. Treasury Bonds                                  6.63          05/15/07      11,642,840
                                                                                           --------------
                                                                                           $  20,609,092
             TOTAL U.S. TREASURY SECURITIES                                                $  61,425,852
             (Cost $61,333,097)

------------------------
82

                                                     U.S. GOVERNMENT INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 2.03%
             REPURCHASE AGREEMENTS - 2.03%
$ 1,045,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50          01/02/98   $   1,045,000
  3,889,000  Morgan Stanley & Co Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities       6.50          01/02/98       3,889,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   4,934,000
             (Cost $4,934,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $274,260,754)* (Notes 1 and 3)                    113.76%               $  276,408,313
              Other Assets and Liabilities, Net                       (13.76)                  (33,423,056)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  242,985,257
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  PURCHASED ON A WHEN ISSUED BASIS. SEE NOTE 1.
(F)  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  2,480,017
Gross Unrealized Depreciation       (332,458)
                                ------------
NET UNREALIZED APPRECIATION     $  2,147,559
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

VARIABLE RATE GOVERNMENT FUND
----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - DECEMBER 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 92.59%
             ADJUSTABLE RATE MORTGAGES - 84.15%
$ 4,943,386  FHLMC #755102 (CMT)                                  7.41 %        06/01/18   $   5,110,225
  8,909,146  FHLMC #610237 (CMT)                                  7.84          10/01/25       9,117,976
     27,318  FHLMC #845410 (CMT)                                  7.85          07/01/23          28,108
 12,879,490  FHLMC #846150 (CMT)                                  7.92          04/01/21      13,587,862
     11,125  FHLMC #845613 (CMT)                                  8.09          01/01/24          11,572
 13,076,356  FHLMC #846415                                        7.82          09/01/23      13,529,975
  9,817,689  FHLMC #610303                                        7.83          04/01/18      10,136,764
 14,438,816  FHLMC #846111                                        7.92          06/01/24      15,009,582
 10,197,374  FHLMC #846299                                        7.94          06/01/25      10,436,400
  3,670,826  FHLMC #840118                                        7.98          09/01/18       3,872,721
  7,512,516  FNMA #136014 (COFI)                                  5.85          05/01/18       7,843,969
  3,140,747  FNMA #57775                                          6.18          05/01/18       3,127,995
  7,304,337  FNMA #57733                                          6.20          02/01/17       7,274,681
  9,892,246  FNMA #66397                                          6.28          03/01/18       9,852,084
 12,895,947  FNMA #400555                                         7.63          08/01/27      13,470,203
  9,294,694  FNMA #334439                                         7.83          04/01/24       9,744,929
  8,755,853  GNMA II #8303 (CMT)                                  6.87          10/20/23       9,010,298
 12,293,067  GNMA II #8121 (CMT)                                  7.00          01/20/23      12,648,459
  6,670,697  GNMA II #8358 (CMT)                                  7.00          01/20/24       6,840,599
  8,803,836  GNMA II #8705 (CMT)                                  7.00          09/20/25       9,028,070
  7,199,868  GNMA II #8443 (CMT)                                  7.37          06/20/24       7,413,633
  9,219,937  GNMA II #8076                                        6.87          11/20/22       9,496,536
  8,251,372  GNMA II #8006                                        7.00          07/20/22       8,476,964
                                                                                           --------------
                                                                                           $ 195,069,605

             REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 8.44%
$ 3,295,848  FHLMC #1534                                          7.36 %        06/15/23   $   3,455,465
 15,958,376  FHLMC #1991                                          6.78          09/15/27      16,119,556
                                                                                           --------------
                                                                                           $  19,575,021
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $ 214,644,626
             (Cost $213,333,792)

------------------------
84

                                                   VARIABLE RATE GOVERNMENT FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 4.34%
             U.S. TREASURY NOTES - 4.34%
$10,000,000  U.S. Treasury Notes                                  6.00 %        06/30/99   $  10,050,000
             (Cost $10,005,746)

             SHORT-TERM INSTRUMENTS - 1.13%
             REPURCHASE AGREEMENTS - 1.13%
$ 2,023,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50 %        01/02/98   $   2,023,000
    354,000  HSBC Securities Inc Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities       6.50          01/02/98         354,000
    234,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.30          01/02/98         234,000
                                                                                           --------------
                                                                                           $   2,611,000
             TOTAL SHORT-TERM INSTRUMENTS
             (Cost $2,611,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $225,950,538)* (Notes 1 and 3)                     98.06%               $  227,305,626
              Other Assets and Liabilities, Net                         1.94                     4,505,130
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  231,810,756
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  1,693,389
Gross Unrealized Depreciation       (338,301)
                                ------------
NET UNREALIZED APPRECIATION     $  1,355,088
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

------------------------
86

                         STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1997

                                               CALIFORNIA            INDEX
                                                 TAX-FREE       ALLOCATION
                                                BOND FUND             FUND
--------------------------------------------------------------------------

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $674,474,729     $127,217,763
  Cash                                              1,340              338
Receivables:
  Dividends and Interest                       10,351,438          163,931
  Fund shares sold                                260,150          220,833
  Investment securities sold                    1,266,156           33,390
  Due from co-administrator (Note 2)                    0                0
Organization expenses, net of
  amortization                                          0                0
Prepaid expenses                                        0                0
TOTAL ASSETS                                  686,353,813      127,636,255

LIABILITIES
Payables:
  Investment securities purchased               5,483,245           33,543
  Distribution to shareholders                  2,286,258          198,394
  Fund shares redeemed                             44,567           39,097
  Due to sponsor and distributor (Note
    2)                                            360,979          122,346
  Due to adviser (Note 2)                         365,822          131,332
  Other                                           205,299          158,842
TOTAL LIABILITIES                               8,746,170          683,554
TOTAL NET ASSETS                             $677,607,643     $126,952,701
NET ASSETS CONSIST OF:
  Paid-in capital                            $634,784,803     $102,888,301
  Undistributed net realized gain (loss)
    on investments                                789,290        1,633,702
  Net unrealized appreciation
    (depreciation) of investments              42,033,550       22,430,698
TOTAL NET ASSETS                             $677,607,643     $126,952,701

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A(1)                      $509,843,709     $ 80,512,337
Shares outstanding - Class A(1)                45,022,879        5,189,607
Net asset value per share - Class A(1)       $      11.32     $      15.51
Maximum offering price per share - Class
  A(1)                                       $      11.85(2)  $      16.24(2)
Net assets - Class B                         $ 77,791,575     $    356,464
Shares outstanding - Class B                    6,739,744           18,462
Net asset value and offering price per
  share - Class B                            $      11.54     $      19.31
Net assets - Class C                         $  5,859,598     $ 46,083,900
Shares outstanding - Class C                      507,605        2,385,844
Net asset value and offering price per
  share - Class C                            $      11.54     $      19.32
Net assets - Institutional Class             $ 84,112,761              N/A
Shares outstanding - Institutional Class        7,409,949              N/A
Net asset value and offering price per
  share - Institutional Class                $      11.35              N/A
INVESTMENT AT COST (NOTE 3)                  $632,441,179     $104,787,065
--------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1997

                                              SHORT-TERM
                                             GOVERNMENT-      SHORT-TERM
                                               CORPORATE       MUNICIPAL
                                             INCOME FUND     INCOME FUND
------------------------------------------------------------------------

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $14,573,130     $19,446,377
  Cash                                             1,857           1,472
Receivables:
  Dividends and Interest                         206,922         278,204
  Fund shares sold                                     0               0
  Investment securities sold                           0               0
  Due from co-administrator (Note 2)               7,767           8,032
Organization expenses, net of
  amortization                                    40,020          34,207
Prepaid expenses                                       0               0
TOTAL ASSETS                                  14,829,696      19,768,292

LIABILITIES
Payables:
  Investment securities purchased                      0               0
  Distribution to shareholders                    39,099          35,708
  Fund shares redeemed                                 0               0
  Due to sponsor and distributor (Note
    2)                                             9,088          16,920
  Due to adviser (Note 2)                              0               0
  Other                                           92,576          87,549
TOTAL LIABILITIES                                140,763         140,177
TOTAL NET ASSETS                             $14,688,933     $19,628,115
NET ASSETS CONSIST OF:
  Paid-in capital                            $14,751,985     $19,546,622
  Undistributed net realized gain (loss)
    on investments                               (61,575)          4,765
  Net unrealized appreciation
    (depreciation) of investments                 (1,477)         76,728
TOTAL NET ASSETS                             $14,688,933     $19,628,115

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A(1)                      $14,688,933     $19,628,115
Shares outstanding - Class A(1)                2,949,270       3,939,434
Net asset value per share - Class A(1)       $      4.98     $      4.98
Maximum offering price per share - Class
  A(1)                                       $      5.13(3)  $      5.13(3)
Net assets - Class B                                 N/A             N/A
Shares outstanding - Class B                         N/A             N/A
Net asset value and offering price per
  share - Class B                                    N/A             N/A
Net assets - Class C                                 N/A             N/A
Shares outstanding - Class C                         N/A             N/A
Net asset value and offering price per
  share - Class C                                    N/A             N/A
Net assets - Institutional Class                     N/A             N/A
Shares outstanding - Institutional Class             N/A             N/A
Net asset value and offering price per
  share - Institutional Class                        N/A             N/A
INVESTMENT AT COST (NOTE 3)                  $14,574,607     $19,369,649
------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(4) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

------------------------
88

                         STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1997

                                                                                   VARIABLE
                                                STRATEGIC             U.S.             RATE
                                                   GROWTH       GOVERNMENT       GOVERNMENT
                                                     FUND      INCOME FUND             FUND
-------------------------------------------------------------------------------------------

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $213,081,188     $276,408,313     $227,305,626
  Cash                                                532          175,501            1,462
Receivables:
  Dividends and Interest                           18,969        1,548,992        1,718,098
  Fund shares sold                                115,160          120,929        1,250,000
  Investment securities sold                    1,864,843       39,961,412        2,529,392
  Due from co-administrator (Note 2)                    0                0                0
Organization expenses, net of
  amortization                                      3,777                0                0
Prepaid expenses                                   34,684           34,754            2,757
TOTAL ASSETS                                  215,119,153      318,249,901      232,807,335

LIABILITIES
Payables:
  Investment securities purchased               1,109,178       73,426,094                0
  Distribution to shareholders                          0        1,399,280          599,087
  Fund shares redeemed                            331,756           30,546           36,738
  Due to sponsor and distributor (Note
    2)                                            140,959          130,552          186,088
  Due to adviser (Note 2)                         181,716          153,339           77,032
  Other                                            63,818          124,833           97,634
TOTAL LIABILITIES                               1,827,427       75,264,644          996,579
TOTAL NET ASSETS                             $213,291,726     $242,985,257     $231,810,756
NET ASSETS CONSIST OF:
  Paid-in capital                            $217,314,062     $259,304,234     $374,961,873
  Undistributed net realized gain (loss)
    on investments                             (6,022,955)     (18,466,536)    (144,506,205)
  Net unrealized appreciation
    (depreciation) of investments               2,000,619        2,147,559        1,355,088
TOTAL NET ASSETS                             $213,291,726     $242,985,257     $231,810,756

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A(1)                      $148,121,994     $207,557,781     $227,352,811
Shares outstanding - Class A(1)                 7,421,786       19,083,581       24,630,030
Net asset value per share - Class A(1)       $      19.96     $      10.88     $       9.23
Maximum offering price per share - Class
  A(1)                                       $      21.07(4)  $      11.39(2)  $       9.52(3)
Net assets - Class B                         $ 23,561,955     $ 26,400,546              N/A
Shares outstanding - Class B                      968,504        2,466,432              N/A
Net asset value and offering price per
  share - Class B                            $      24.33     $      10.70              N/A
Net assets - Class C                         $ 41,607,777     $  1,772,414     $  4,457,945
Shares outstanding - Class C                    1,710,809          165,489          321,510
Net asset value and offering price per
  share - Class C                            $      24.32     $      10.71     $      13.87
Net assets - Institutional Class                      N/A     $  7,254,516              N/A
Shares outstanding - Institutional Class              N/A          461,875              N/A
Net asset value and offering price per
  share - Institutional Class                         N/A     $      15.71              N/A
INVESTMENT AT COST (NOTE 3)                  $211,080,569     $274,260,754     $225,950,538
-------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1997

                                              CALIFORNIA
                                                TAX-FREE           INDEX
                                                    BOND      ALLOCATION
                                                FUND (2)            FUND
------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                  $         0     $ 1,379,317
  Interest                                    14,339,791       1,887,595
TOTAL INVESTMENT INCOME                       14,339,791       3,266,912

EXPENSES (NOTE 2)
  Advisory fees                                1,259,094         747,203
  Administration fees                            217,623          76,575
  Custody fees                                    45,020               0
  Shareholder servicing fees                     107,591          86,290
  Portfolio accounting fees                      112,355           4,018
  Transfer agency fees                           344,373         144,971
  Distribution fees                              175,834         439,440
  Organization costs                               1,567           5,305
  Legal and audit fees                            25,890          38,051
  Registration fees                                5,121          34,822
  Directors' fees                                  4,145           4,033
  Shareholder reports                             29,255          52,082
  Other                                           29,201          10,775
TOTAL EXPENSES                                 2,357,069       1,643,565
Less:
  Waived fees and reimbursed expenses           (396,060)        (33,242)
Net Expenses                                   1,961,009       1,610,323
NET INVESTMENT INCOME                         12,378,782       1,656,589

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                1,877,019      12,775,977
  Net change in unrealized appreciation
    (depreciation) of investments             34,032,101       8,758,372
NET GAIN (LOSS) ON INVESTMENTS                35,909,120      21,534,349
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $48,287,902     $23,190,938
------------------------------------------------------------------------

(1)  INCLUDES AMOUNTS ALLOCATED FROM THE MASTER PORTFOLIO. SEE NOTE 1.
(2) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND. SEE NOTE 1.
(3) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS STRATEGIC GROWTH FUND. SEE NOTE 1.
(4) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

------------------------
90

                  STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1997

                                             SHORT-TERM
                                             GOVERNMENT-   SHORT-TERM                            U.S.        VARIABLE
                                             CORPORATE     MUNICIPAL       STRATEGIC       GOVERNMENT            RATE
                                                INCOME        INCOME          GROWTH           INCOME      GOVERNMENT
                                                  FUND          FUND        FUND (3)         FUND (4)            FUND
---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                  $       0     $       0     $   173,507(1)  $          0     $         0
  Interest                                     730,233(1)    977,367(1)      200,416(1)     6,482,519      21,098,626
TOTAL INVESTMENT INCOME                        730,233       977,367         373,923        6,482,519      21,098,626

EXPENSES (NOTE 2)
  Advisory fees                                 58,935(1)    115,283(1)      853,705(1)       469,051       1,650,124
  Administration fees                           11,020        21,791         162,175           66,992         282,517
  Custody fees                                   1,974(1)      3,857(1)       49,596(1)        28,822          67,018
  Shareholder servicing fees                         0             0         133,881           39,949          17,359
  Portfolio accounting fees                     20,995(1)     25,044(1)       80,941(1)        76,869         127,952
  Transfer agency fees                          15,164        28,433         229,667          127,322         443,980
  Distribution fees                             29,820        57,493         652,975           23,268         848,029
  Organization costs                            17,129(1)     16,274(1)       15,455            4,176           5,872
  Legal and audit fees                          37,628(1)     39,811(1)       40,980(1)        24,753         105,519
  Registration fees                             12,599        13,028          52,848           27,720          34,123
  Directors' fees                                4,973         4,975           4,198            4,976           4,976
  Shareholder reports                           11,184        13,047          71,126           40,752          22,546
  Other                                          6,965(1)     10,958(1)        9,854(1)        22,768          50,880
TOTAL EXPENSES                                 228,386       349,994       2,357,401          957,418       3,660,895
Less:
  Waived fees and reimbursed expenses         (182,485)     (258,681)         (6,776)        (106,522)       (933,131)
Net Expenses                                    45,901(1)     91,313(1)    2,350,625          850,896       2,727,764
NET INVESTMENT INCOME                          684,332       886,054      (1,976,702)       5,631,623      18,370,862

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                 (1,736)        4,765      27,263,706      (16,017,813)      1,330,949
  Net change in unrealized appreciation
    (depreciation) of investments               (4,114)       27,556      (4,721,950)       2,148,328        (325,594)
NET GAIN (LOSS) ON INVESTMENTS                  (5,850)       32,321      22,541,756      (13,869,485)      1,005,355
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $ 678,482     $ 918,375     $20,565,054     $ (8,237,862)    $19,376,217
---------------------------------------------------------------------------------------------------------------------

(1)  INCLUDES AMOUNTS ALLOCATED FROM THE MASTER PORTFOLIO. SEE NOTE 1.
(2) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND. SEE NOTE 1.
(3) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS STRATEGIC GROWTH FUND. SEE NOTE 1.
(4) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                             CALIFORNIA TAX-FREE BOND FUND
                                             -----------------------------
                                                  FOR THE          FOR THE
                                               YEAR ENDED       YEAR ENDED
                                                 DEC. 31,         DEC. 31,
                                                 1997 (2)             1996
--------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                      $ 12,378,782     $ 13,008,723
  Net realized gain (loss) on sale of
    investments                                 1,877,019        3,630,526
  Net change in unrealized appreciation
    (depreciation) of investments              34,032,101       (6,951,220)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                48,287,902        9,688,029

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                     (11,799,980)     (12,719,724)
  CLASS B                                        (141,890)             N/A
  CLASS C                                        (247,997)        (288,999)
  INSTITUTIONAL CLASS                            (188,915)             N/A
From net realized gain on sale of
  investments
  CLASS A                                      (1,345,647)      (3,536,604)
  CLASS B                                               0              N/A
  CLASS C                                         (36,342)         (93,922)
  INSTITUTIONAL CLASS                                   0              N/A
In excess of net realized gain
  CLASS A                                               0       (1,650,016)
  CLASS B                                               0              N/A
  CLASS C                                               0          (50,270)
  INSTITUTIONAL CLASS                                   0              N/A
From tax return of capital
  CLASS A                                               0                0
  CLASS B                                               0              N/A
  CLASS C                                               0                0
  INSTITUTIONAL CLASS                                   0              N/A

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)      286,472,490       11,398,703
  Reinvestment of dividends - Class A(1)        6,671,789        9,865,419
  Cost of shares redeemed - Class A(1)        (49,748,321)     (41,495,204)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                     243,395,958      (20,231,082)
  Proceeds from shares sold - Class B          75,031,948(3)           N/A
  Reinvestment of dividends - Class B               1,436(3)           N/A
  Cost of shares redeemed - Class B              (468,649)(3)          N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         74,564,735(3)           N/A
  Proceeds from shares sold - Class C           1,299,532        1,595,401
  Reinvestment of dividends - Class C             133,685          209,559
  Cost of shares redeemed - Class C            (2,250,658)      (2,127,643)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                           (817,441)        (322,683)
  Proceeds from shares sold -
    Institutional Class                        80,818,091(3)           N/A
  Reinvestment of dividends -
    Institutional Class                               611(3)           N/A
  Cost of shares redeemed -
    Institutional Class                        (1,090,971)(3)          N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS             79,727,731(3)           N/A
INCREASE (DECREASE) IN NET ASSETS             431,398,114      (29,205,271)

NET ASSETS:
  Beginning net assets                        246,209,529      275,414,800
  ENDING NET ASSETS                          $677,607,643     $246,209,529
--------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND. SEE NOTE 1.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

---------------------
92

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SHORT-TERM GOVERNMENT-
                                                    INDEX ALLOCATION FUND             CORPORATE INCOME FUND
                                             ----------------------------     -----------------------------
                                                  FOR THE         FOR THE          FOR THE          FOR THE
                                               YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 DEC. 31,        DEC. 31,         DEC. 31,         DEC. 31,
                                                     1997            1996             1997             1996
-----------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                      $  1,656,589     $ 1,402,424     $    684,332     $    613,660
  Net realized gain (loss) on sale of
    investments                                12,775,977      10,067,335           (1,736)         (63,690)
  Net change in unrealized appreciation
    (depreciation) of investments               8,758,372         460,902           (4,114)         (11,931)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                23,190,938      11,930,661          678,482          538,039

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                      (1,312,200)     (1,128,185)        (684,332)        (613,660)
  CLASS B                                               0             N/A              N/A              N/A
  CLASS C                                        (344,406)       (274,239)             N/A              N/A
  INSTITUTIONAL CLASS                                 N/A             N/A              N/A              N/A
From net realized gain on sale of
  investments
  CLASS A                                      (8,070,952)     (6,814,078)               0                0
  CLASS B                                               0             N/A              N/A              N/A
  CLASS C                                      (4,429,345)     (2,767,279)             N/A              N/A
  INSTITUTIONAL CLASS                                 N/A             N/A              N/A              N/A
In excess of net realized gain
  CLASS A                                               0               0                0                0
  CLASS B                                               0             N/A              N/A              N/A
  CLASS C                                               0               0              N/A              N/A
  INSTITUTIONAL CLASS                                 N/A             N/A              N/A              N/A
From tax return of capital
  CLASS A                                               0               0                0                0
  CLASS B                                               0             N/A              N/A              N/A
  CLASS C                                               0               0              N/A              N/A
  INSTITUTIONAL CLASS                                 N/A             N/A              N/A              N/A

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)       13,097,927       9,154,800       11,968,872       23,550,292
  Reinvestment of dividends - Class A(1)        7,755,142       6,367,210          571,468          368,319
  Cost of shares redeemed - Class A(1)         (7,305,205)     (8,048,045)     (11,868,182)     (15,774,832)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                      13,547,864       7,473,965          672,158        8,143,779
  Proceeds from shares sold - Class B             349,731(3)          N/A              N/A              N/A
  Reinvestment of dividends - Class B                   0(3)          N/A              N/A              N/A
  Cost of shares redeemed - Class B                     0(3)          N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                            349,731(3)          N/A              N/A              N/A
  Proceeds from shares sold - Class C          20,805,099       9,098,246              N/A              N/A
  Reinvestment of dividends - Class C           3,210,184       1,942,667              N/A              N/A
  Cost of shares redeemed - Class C            (5,001,988)     (2,535,609)             N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                         19,013,295       8,505,304              N/A              N/A
  Proceeds from shares sold -
    Institutional Class                               N/A             N/A              N/A              N/A
  Reinvestment of dividends -
    Institutional Class                               N/A             N/A              N/A              N/A
  Cost of shares redeemed -
    Institutional Class                               N/A             N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                    N/A             N/A              N/A              N/A
INCREASE (DECREASE) IN NET ASSETS              41,944,925      16,926,149          666,308        8,068,158

NET ASSETS:
  Beginning net assets                         85,007,776      68,081,627       14,022,625        5,954,467
  ENDING NET ASSETS                          $126,952,701     $85,007,776     $ 14,688,933     $ 14,022,625
-----------------------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND. SEE NOTE 1.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                               SHORT-TERM MUNICIPAL INCOME
                                                                      FUND
                                             -----------------------------
                                                  FOR THE          FOR THE
                                               YEAR ENDED       YEAR ENDED
                                                 DEC. 31,         DEC. 31,
                                                     1997             1996
--------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                      $    886,054     $    859,434
  Net realized gain (loss) on sale of
    investments                                     4,765            4,708
  Net change in unrealized appreciation
    (depreciation) of investments                  27,556          (81,904)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                   918,375          782,238

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                        (886,054)        (859,434)
  CLASS B                                             N/A              N/A
  CLASS C                                             N/A              N/A
  INSTITUTIONAL CLASS                                 N/A              N/A
From net realized gain on sale of
  investments
  CLASS A                                          (4,513)               0
  CLASS B                                             N/A              N/A
  CLASS C                                             N/A              N/A
  INSTITUTIONAL CLASS                                 N/A              N/A
In excess of net realized gain
  CLASS A                                               0                0
  CLASS B                                             N/A              N/A
  CLASS C                                             N/A              N/A
  INSTITUTIONAL CLASS                                 N/A              N/A
From tax return of capital
  CLASS A                                               0                0
  CLASS B                                             N/A              N/A
  CLASS C                                             N/A              N/A
  INSTITUTIONAL CLASS                                 N/A              N/A

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)       15,478,588       20,946,410
  Reinvestment of dividends - Class A(1)          901,426          780,444
  Cost of shares redeemed - Class A(1)        (23,493,210)     (11,422,620)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                      (7,113,196)      10,304,234
  Proceeds from shares sold - Class B                 N/A              N/A
  Reinvestment of dividends - Class B                 N/A              N/A
  Cost of shares redeemed - Class B                   N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                                N/A              N/A
  Proceeds from shares sold - Class C                 N/A              N/A
  Reinvestment of dividends - Class C                 N/A              N/A
  Cost of shares redeemed - Class C                   N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                                N/A              N/A
  Proceeds from shares sold -
    Institutional Class                               N/A              N/A
  Reinvestment of dividends -
    Institutional Class                               N/A              N/A
  Cost of shares redeemed -
    Institutional Class                               N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                    N/A              N/A
INCREASE (DECREASE) IN NET ASSETS              (7,085,388)      10,227,038

NET ASSETS:
  Beginning net assets                         26,713,503       16,486,465
  ENDING NET ASSETS                          $ 19,628,115     $ 26,713,503
--------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS STRATEGIC GROWTH FUND. SEE NOTE 1.
(3) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND. SEE NOTE 1.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

---------------------
94

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                      STRATEGIC GROWTH FUND       U.S. GOVERNMENT INCOME FUND
                                             ------------------------------     -----------------------------
                                                   FOR THE          FOR THE          FOR THE          FOR THE
                                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
                                                  1997 (2)             1996         1997 (3)             1996
-------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                      $  (1,976,702)    $ (1,450,885)    $  5,631,623     $  2,616,427
  Net realized gain (loss) on sale of
    investments                                 27,263,706       12,997,935      (16,017,813)        (499,201)
  Net change in unrealized appreciation
    (depreciation) of investments               (4,721,950)      (4,523,410)       2,148,328         (979,155)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 20,565,054        7,023,640       (8,237,862)       1,138,071

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                                0                0       (5,440,321)      (2,481,512)
  CLASS B                                                0              N/A          (22,232)             N/A
  CLASS C                                                0                0         (164,423)        (134,915)
  INSTITUTIONAL CLASS                                  N/A              N/A           (4,647)             N/A
From net realized gain on sale of
  investments
  CLASS A                                      (32,094,549)        (941,378)               0                0
  CLASS B                                                0              N/A                0              N/A
  CLASS C                                      (12,310,107)        (415,927)               0                0
  INSTITUTIONAL CLASS                                  N/A              N/A                0              N/A
In excess of net realized gain
  CLASS A                                                0                0                0                0
  CLASS B                                                0              N/A                0              N/A
  CLASS C                                                0                0                0                0
  INSTITUTIONAL CLASS                                  N/A              N/A                0              N/A
From tax return of capital
  CLASS A                                                0                0                0                0
  CLASS B                                                0              N/A                0              N/A
  CLASS C                                                0                0                0                0
  INSTITUTIONAL CLASS                                  N/A              N/A                0              N/A

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)       227,568,030      154,071,907      180,455,427       60,822,363
  Reinvestment of dividends - Class A(1)        24,933,472          728,971        4,095,456        1,102,521
  Cost of shares redeemed - Class A(1)        (219,015,611)     (86,486,498)     (39,630,894)     (13,841,571)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                       33,485,891       68,314,380      144,919,989       48,083,313
  Proceeds from shares sold - Class B           23,193,050(4)           N/A       26,085,390(4)           N/A
  Reinvestment of dividends - Class B                    0(4)           N/A              289(4)           N/A
  Cost of shares redeemed - Class B               (422,099)(4)          N/A         (260,384)(4)          N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                          22,770,951(4)           N/A       25,825,295(4)           N/A
  Proceeds from shares sold - Class C          221,398,643      110,701,166          313,936          357,679
  Reinvestment of dividends - Class C            6,423,494          176,740           40,188           73,898
  Cost of shares redeemed - Class C           (233,237,347)     (83,911,395)        (893,744)        (771,274)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                          (5,415,210)      26,966,511         (539,620)        (339,697)
  Proceeds from shares sold -
    Institutional Class                                N/A              N/A        7,130,458(4)           N/A
  Reinvestment of dividends -
    Institutional Class                                N/A              N/A                0(4)           N/A
  Cost of shares redeemed -
    Institutional Class                                N/A              N/A          (10,496)(4)          N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                     N/A              N/A        7,119,962(4)           N/A
INCREASE (DECREASE) IN NET ASSETS               27,002,030      100,947,226      163,456,141       46,265,260

NET ASSETS:
  Beginning net assets                         186,289,696       85,342,470       79,529,116       33,263,856
  ENDING NET ASSETS                          $ 213,291,726     $186,289,696     $242,985,257     $ 79,529,116
-------------------------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS STRATEGIC GROWTH FUND. SEE NOTE 1.
(3) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND. SEE NOTE 1.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                               VARIABLE RATE GOVERNMENT FUND
                                             -------------------------------
                                                   FOR THE           FOR THE
                                                YEAR ENDED        YEAR ENDED
                                             DEC. 31, 1997     DEC. 31, 1996
----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                      $  18,370,862     $  28,838,854
  Net realized gain (loss) on sale of
    investments                                  1,330,949        (4,577,544)
  Net change in unrealized appreciation
    (depreciation) of investments                 (325,594)       (1,951,636)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 19,376,217        22,309,674

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                      (18,017,297)      (26,355,616)
  CLASS B                                              N/A               N/A
  CLASS C                                         (353,565)         (327,816)
  INSTITUTIONAL CLASS                                  N/A               N/A
From net realized gain on sale of
  investments
  CLASS A                                                0                 0
  CLASS B                                              N/A               N/A
  CLASS C                                                0                 0
  INSTITUTIONAL CLASS                                  N/A               N/A
In excess of net realized gain
  CLASS A                                                0                 0
  CLASS B                                              N/A               N/A
  CLASS C                                                0                 0
  INSTITUTIONAL CLASS                                  N/A               N/A
From tax return of capital
  CLASS A                                                0        (2,128,910)
  CLASS B                                              N/A               N/A
  CLASS C                                                0           (26,512)
  INSTITUTIONAL CLASS                                  N/A               N/A

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)        68,881,115        13,360,648
  Reinvestment of dividends - Class A(1)         3,028,668         6,013,951
  Cost of shares redeemed - Class A(1)        (239,536,408)     (272,864,909)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                     (167,626,625)     (253,490,310)
  Proceeds from shares sold - Class B                  N/A               N/A
  Reinvestment of dividends - Class B                  N/A               N/A
  Cost of shares redeemed - Class B                    N/A               N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                                 N/A               N/A
  Proceeds from shares sold - Class C          213,222,536        82,466,303
  Reinvestment of dividends - Class C              220,657           184,258
  Cost of shares redeemed - Class C           (214,475,037)      (84,794,106)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                          (1,031,844)       (2,143,545)
  Proceeds from shares sold -
    Institutional Class                                N/A               N/A
  Reinvestment of dividends -
    Institutional Class                                N/A               N/A
  Cost of shares redeemed -
    Institutional Class                                N/A               N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                     N/A               N/A
INCREASE (DECREASE) IN NET ASSETS             (167,653,114)     (262,163,035)

NET ASSETS:
  Beginning net assets                         399,463,870       661,626,905
  ENDING NET ASSETS                          $ 231,810,756     $ 399,463,870
----------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
The accompanying notes are an integral part of these financial statements.

---------------------
96

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     CALIFORNIA TAX-FREE
                                                                           BOND FUND (2)
                                                                  ----------------------
                                                                                 CLASS A
                                                                  ----------------------
                                                                  YEAR ENDED  YEAR ENDED
                                                                    DEC. 31,    DEC. 31,
                                                                        1997        1996
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.97      $11.34
                                                                  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.54        0.57
  Net realized and unrealized gain (loss) on investments                0.42       (0.13)
                                                                  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                        0.96        0.44
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.54)      (0.57)
  Distributions from net realized gain                                 (0.07)      (0.24)
  Tax return of capital                                                 0.00        0.00
                                                                  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                               (0.61)      (0.81)
                                                                  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                        $11.32      $10.97
                                                                  ----------  ----------
                                                                  ----------  ----------
TOTAL RETURN*                                                          9.16%       4.03%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                   $509,844    $239,703
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                              0.74%       0.71%
  Ratio of net investment income to average net assets                 4.84%       5.08%
Portfolio turnover                                                       12%         19%
Average commission rate paid(1)                                          N/A         N/A
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                  0.89%       0.82%
Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses                                  4.69%       4.97%
----------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(4) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

---------------------
98

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       CALIFORNIA TAX-FREE BOND FUND (2) (CONT.)
                              ----------------------------------------------------------------------------------
                                                                  CLASS B(3)
                                                 CLASS A (CONT.)  ----------                         CLASS C (4)
                              ----------------------------------      PERIOD  ----------------------------------
                              YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1995        1994        1993        1997        1997        1996        1995
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.67      $12.00      $11.43      $11.51      $11.19      $11.57      $10.88
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.63        0.67        0.66        0.02        0.47        0.49        0.56
  Net realized and
    unrealized gain (loss)
    on investments                  1.08       (1.18)       0.78        0.03        0.42       (0.13)       1.10
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.71       (0.51)       1.44        0.05        0.89        0.36        1.66
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.63)      (0.67)      (0.66)      (0.02)      (0.47)      (0.49)      (0.56)
  Distributions from net
    realized gain                  (0.41)      (0.15)      (0.21)       0.00       (0.07)      (0.25)      (0.41)
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (1.04)      (0.82)      (0.87)      (0.02)      (0.54)      (0.74)      (0.97)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $11.34      $10.67      $12.00      $11.54      $11.54      $11.19      $11.57
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN*                     16.38%       (4.32)%     12.98%      0.45%       8.11%       3.24%      15.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                       $268,352    $273,105    $361,779     $77,792      $5,860      $6,506      $7,063
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.58%       0.50%       0.69%       1.44%       1.48%       1.46%       1.30%
  Ratio of net investment
    income to average net
    assets                         5.59%       5.87%       5.54%       3.95%       4.19%       4.33%       4.87%
Portfolio turnover                   38%          4%         10%         12%         12%         19%         38%
Average commission rate
  paid(1)                            N/A         N/A         N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.78%       0.95%       0.85%       1.76%       1.63%       1.59%       1.57%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                         5.39%       5.42%       5.38%       3.63%       4.04%       4.20%       4.60%
----------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(4) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     CALIFORNIA TAX-FREE
                                                                   BOND FUND (2) (CONT.)
                                                                  ----------------------
                                                                     CLASS C (3) (CONT.)
                                                                  ----------------------
                                                                              SIX MONTHS
                                                                  YEAR ENDED       ENDED
                                                                    DEC. 31,    DEC. 31,
                                                                        1994        1993
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.24      $12.25
                                                                  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.60        0.28
  Net realized and unrealized gain (loss) on investments               (1.20)       0.20
                                                                  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (0.60)       0.48
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.60)      (0.28)
  Distributions from net realized gain                                 (0.16)      (0.21)
  Tax return of capital                                                 0.00        0.00
                                                                  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                               (0.76)      (0.49)
                                                                  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                        $10.88      $12.24
                                                                  ----------  ----------
                                                                  ----------  ----------
TOTAL RETURN*                                                          (5.00)%      3.92%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                     $7,346      $7,641
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                              1.20%       1.32%
  Ratio of net investment income to average net assets                 5.15%       4.50%
Portfolio turnover                                                        4%         10%
Average commission rate paid(1)                                          N/A         N/A
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                  1.82%       1.61%
Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses                                  4.53%       4.21%
----------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON DECEMBER 15,
     1997.
(5)  THE CLASS B SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

---------------------
100

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                              CALIFORNIA
                                TAX-FREE
                                    BOND
                                FUND (2)
                                 (CONT.)
                              ----------                                                   INDEX ALLOCATION FUND
                              INSTITUTIONAL ----------------------------------------------------------------------
                               CLASS (4)                                                              CLASS B(5)
                              ----------                                                     CLASS A  ----------
                                  PERIOD  ----------------------------------------------------------      PERIOD
                                   ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1997        1997        1996        1995        1994        1993        1997
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $11.32      $13.99      $13.76      $10.67      $11.90      $11.45      $18.99
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.03        0.28        0.29        0.28        0.31        0.30        0.00
  Net realized and
    unrealized gain (loss)
    on investments                  0.03        3.23        2.02        3.42       (0.39)       1.12        0.32
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.06        3.51        2.31        3.70       (0.08)       1.42        0.32
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.03)      (0.28)      (0.29)      (0.28)      (0.31)      (0.30)       0.00
  Distributions from net
    realized gain                   0.00       (1.71)      (1.79)      (0.33)      (0.84)      (0.67)       0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.03)      (1.99)      (2.08)      (0.61)      (1.15)      (0.97)       0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $11.35       15.51       13.99      $13.76      $10.67      $11.90      $19.31
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN*                      0.49%      25.18%      17.04%      34.71%       (0.68)%     12.54%      1.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                        $84,113     $80,512     $60,353     $52,007     $40,308     $53,124        $356
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.63%       1.26%       1.31%       1.30%       1.30%       1.36%       2.05%
  Ratio of net investment
    income to average net
    assets                         4.79%       1.82%       2.06%       2.07%       2.41%       2.64%       (0.17)%
Portfolio turnover                   12%         80%         67%         47%         50%         53%         80%
Average commission rate
  paid(1)                            N/A     $0.0295     $0.0227         N/A         N/A         N/A     $0.0295
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.92%       1.29%       1.44%       1.35%       1.38%       1.47%      15.17%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                         4.50%       1.79%       1.93%       2.02%       2.33%       2.53%      (13.29)%
----------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON DECEMBER 15,
     1997.
(5)  THE CLASS B SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   INDEX ALLOCATION FUND
                                                                                 (CONT.)
                                                                  ----------------------
                                                                             CLASS C (2)
                                                                  ----------------------
                                                                  YEAR ENDED  YEAR ENDED
                                                                    DEC. 31,    DEC. 31,
                                                                        1997        1996
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $17.42      $17.10
                                                                  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.20        0.22
  Net realized and unrealized gain (loss) on investments                4.00        2.54
                                                                  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                        4.20        2.76
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.20)      (0.22)
  Distributions from net realized gain                                 (2.10)      (2.22)
  Tax return of capital                                                 0.00        0.00
                                                                  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                               (2.30)      (2.44)
                                                                  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                        $19.32      $17.42
                                                                  ----------  ----------
                                                                  ----------  ----------
TOTAL RETURN*                                                         24.07%      16.37%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                    $46,084     $24,655
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                              2.02%       2.05%
  Ratio of net investment income to average net assets                 1.00%       1.35%
Portfolio turnover                                                       80%         67%
Average commission rate paid(1)                                      $0.0295     $0.0227
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                  2.05%       2.20%
Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses                                  0.97%       1.20%
----------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 19, 1994.
(4) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FOR THE PERIOD FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(5) THE PORTFOLIO TURNOVER RATE INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(6)  THE RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(7)  THE PORTFOLIO TURNOVER SHOWN IN THE TABLE IS FOR THE MASTER PORTFOLIO.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

---------------------
102

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   INDEX ALLOCATION FUND (CONT.)
                              ----------------------------------                          SHORT-TERM GOVERNMENT-
                                             CLASS C (2) (CONT.)                       CORPORATE INCOME FUND (3)
                              ----------------------------------  ----------------------------------------------
                                                      SIX MONTHS                                          PERIOD
                              YEAR ENDED  YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1995        1994        1993        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $13.26      $14.75      $15.00       $4.98       $5.02       $4.93       $5.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.20        0.25        0.07        0.29        0.28        0.30        0.08
  Net realized and
    unrealized gain (loss)
    on investments                  4.24       (0.45)       0.61        0.00       (0.04)       0.09       (0.07)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        4.44       (0.20)       0.68        0.29        0.24        0.39        0.01
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.20)      (0.25)      (0.10)      (0.29)      (0.28)      (0.30)      (0.08)
  Distributions from net
    realized gain                  (0.40)      (1.04)      (0.83)       0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.60)      (1.29)      (0.93)      (0.29)      (0.28)      (0.30)      (0.08)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $17.10      $13.26      $14.75       $4.98       $4.98       $5.02       $4.93
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN*                     33.72%       (1.38)%      4.56%      5.91%       4.83%       8.05%       0.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                        $16,075      $9,798      $8,996     $14,689     $14,023      $5,954         $96
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             2.05%       2.01%       0.96%     0.39%(4)    0.36%(6)    0.30%(6)    0.30%(6)
  Ratio of net investment
    income to average net
    assets                         1.30%       1.75%       0.53%     5.74%(4)    5.47%(6)    6.01%(6)    5.77%(6)
Portfolio turnover                   47%         50%         53%      223%(5)     247%(7)     227%(7)       0%(7)
Average commission rate
  paid(1)                            N/A         N/A         N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.17%       2.20%       1.12%     1.92%(4)    1.85%(6)    6.79%(6)   67.89%(6)
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                         1.18%       1.56%       0.37%     4.21%(4)    3.98%(6) (0.48)%(6)  (61.82)%(6)
----------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 19, 1994.
(4) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FOR THE PERIOD FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(5) THE PORTFOLIO TURNOVER RATE INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(6)  THE RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(7)  THE PORTFOLIO TURNOVER SHOWN IN THE TABLE IS FOR THE MASTER PORTFOLIO.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                    SHORT-TERM MUNICIPAL
                                                                         INCOME FUND (2)
                                                                  ----------------------
                                                                  YEAR ENDED  YEAR ENDED
                                                                    DEC. 31,    DEC. 31,
                                                                        1997        1996
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $4.97       $4.99
                                                                  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.19        0.20
  Net realized and unrealized gain (loss) on investments                0.01       (0.02)
                                                                  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                        0.20        0.18
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.19)      (0.20)
  Distributions from net realized gain                                  0.00        0.00
  Tax return of capital                                                 0.00        0.00
                                                                  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                               (0.19)      (0.20)
                                                                  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                         $4.98       $4.97
                                                                  ----------  ----------
                                                                  ----------  ----------
TOTAL RETURN*                                                          4.14%       3.62%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                    $19,628     $26,714
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                            0.40%(4)    0.40%(6)
  Ratio of net investment income to average net assets               3.84%(4)    3.95%(6)
Portfolio turnover                                                     67%(5)      47%(7)
Average commission rate paid(1)                                          N/A         N/A
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                1.52%(4)    1.43%(6)
Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses                                2.72%(4)    2.92%(6)
----------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON JUNE 3, 1994.
(3) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(4) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FOR THE PERIOD FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(5) THE PORTFOLIO TURNOVER RATE INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(6)  THE RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(7)  THE PORTFOLIO TURNOVER SHOWN IN THE TABLE IS FOR THE MASTER PORTFOLIO.
(8) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CAPITAL APPRECIATION MASTER PORTFOLIO FROM ITS INCEPTION ON FEBRUARY 20, 1996 TO DECEMBER 31, 1996, WERE 137% AND $0.0781, RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
(9)  THE CLASS A SHARES COMMENCED OPERATIONS ON JANUARY 20, 1993.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

---------------------
104

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                       STRATEGIC GROWTH FUND (3)
                                SHORT-TERM MUNICIPAL  ----------------------------------------------------------
                                     INCOME FUND (2)
                                             (CONT.)                                                 CLASS A (9)
                              ----------------------  ----------------------------------------------------------
                                              PERIOD                                                      PERIOD
                              YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1995        1994        1997        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $4.92       $5.00      $26.42      $24.12      $19.06      $18.93      $14.34
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.22        0.09       (0.07)      (0.04)      (0.06)      (0.16)      (0.04)
  Net realized and
    unrealized gain (loss)
    on investments                  0.07       (0.08)       2.48        2.54        8.12        0.96        5.27
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.29        0.01        2.41        2.50        8.06        0.80        5.23
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.22)      (0.09)       0.00        0.00        0.00        0.00       (0.04)
  Distributions from net
    realized gain                   0.00        0.00       (8.87)      (0.20)      (3.00)      (0.47)      (0.59)
  Tax return of capital             0.00        0.00       (0.00)       0.00        0.00       (0.20)      (0.01)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.22)      (0.09)      (8.87)      (0.20)      (3.00)      (0.67)      (0.64)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                           $4.99       $4.92      $19.96      $26.42      $24.12      $19.06      $18.93
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN*                      6.10%       0.13%       7.73%      10.32%      42.51%       4.23%      36.56%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                        $16,486     $11,778    $148,122    $131,226     $59,016     $26,744     $25,413
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets           0.38%(6)    0.27%(6)    1.18%(4)    1.24%(6)      1.28%       1.20%       0.66%
  Ratio of net investment
    income to average net
    assets                       4.39%(6)    3.67%(6) (0.96)%(4)  (0.82)%(6)       (0.76)%      (0.81)%      (0.01)%
Portfolio turnover                 46%(7)       8%(7)     256%(5)      10%(8)       171%        149%        182%
Average commission rate
  paid(1)                            N/A         N/A     $0.0622     $0.0760(8)        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                       1.97%(6)    1.98%(6)    1.18%(4)    1.27%(6)      1.38%       1.55%       1.64%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                       2.80%(6)    1.96%(6) (0.96)%(4)  (0.85)%(6)       (0.86)%      (1.16)%      (0.99)%
----------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON JUNE 3, 1994.
(3) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(4) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FOR THE PERIOD FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(5) THE PORTFOLIO TURNOVER RATE INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(6)  THE RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(7)  THE PORTFOLIO TURNOVER SHOWN IN THE TABLE IS FOR THE MASTER PORTFOLIO.
(8) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CAPITAL APPRECIATION MASTER PORTFOLIO FROM ITS INCEPTION ON FEBRUARY 20, 1996 TO DECEMBER 31, 1996, WERE 137% AND $0.0781, RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
(9)  THE CLASS A SHARES COMMENCED OPERATIONS ON JANUARY 20, 1993.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                        STRATEGIC GROWTH
                                                                        FUND (2) (CONT.)
                                                                  ----------------------
                                                                  CLASS B(3)
                                                                  ----------  CLASS C(4)
                                                                      PERIOD  ----------
                                                                       ENDED  YEAR ENDED
                                                                    DEC. 31,    DEC. 31,
                                                                        1997        1997
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $23.68      $32.42
                                                                  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         (0.02)      (0.45)
  Net realized and unrealized gain (loss) on investments                0.67        3.17
                                                                  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                        0.65        2.72
LESS DISTRIBUTIONS:
  Dividends from net investment income                                  0.00        0.00
  Distributions from net realized gain                                  0.00      (10.82)
  Tax return of capital                                                 0.00       (0.00)
                                                                  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                0.00      (10.82)
                                                                  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                        $24.33      $24.32
                                                                  ----------  ----------
                                                                  ----------  ----------
TOTAL RETURN*                                                          2.74%       6.98%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                    $23,562     $41,608
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                              1.89%     1.93%(5)
  Ratio of net investment income to average net assets                 (1.63)% (1.70)%(5)
Portfolio turnover                                                      256%      256%(6)
Average commission rate paid(1)                                      $0.0622     $0.0622
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                  1.89%     1.94%(5)
Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses                                  (1.63)% (1.71)%(5)
----------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(4) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FOR THE PERIOD FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(6) THE PORTFOLIO TURNOVER RATE INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(7)  THE RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(8) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CAPITAL APPRECIATION MASTER PORTFOLIO FROM ITS INCEPTION ON FEBRUARY 20, 1996 TO DECEMBER 31, 1996, WERE 137% AND $0.0781, RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

---------------------
106

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                           STRATEGIC GROWTH FUND (2) (CONT.)
                              ----------------------------------------------     U.S. GOVERNMENT INCOME FUND (2)
                                                         CLASS C (4) (CONT.)  ----------------------------------
                              ----------------------------------------------                             CLASS A
                                                                      PERIOD  ----------------------------------
                              YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1996        1995        1994        1993        1997        1996        1995
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $29.84      $23.74      $23.75      $21.53      $10.65      $11.34      $10.16
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         (0.11)      (0.23)      (0.34)      (0.62)       0.64        0.66        0.73
  Net realized and
    unrealized gain (loss)
    on investments                  2.93       10.03        1.16        3.60        0.23       (0.69)       1.18
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        2.82        9.80        0.82        2.98        0.87       (0.03)       1.91
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               0.00        0.00        0.00        0.00       (0.64)      (0.66)      (0.73)
  Distributions from net
    realized gain                  (0.24)      (3.70)      (0.57)      (0.76)       0.00        0.00        0.00
  Tax return of capital             0.00        0.00       (0.26)       0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.24)      (3.70)      (0.83)      (0.76)      (0.64)      (0.66)      (0.73)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $32.42      $29.84      $23.74      $23.75      $10.88      $10.65      $11.34
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN*                      9.46%      41.54%       3.46%      13.84%       8.73%       (0.11)%     19.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                        $55,063     $26,326     $15,335     $11,932    $207,558     $77,239     $30,471
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets           2.00%(7)      2.02%       1.95%       0.61%       0.88%       0.89%       0.88%
  Ratio of net investment
    income to average net
    assets                    (1.58)%(7)       (1.49)%      (1.56)%      (1.00)%      6.01%      6.07%      6.79%
Portfolio turnover                 10%(8)       171%        149%        182%        306%        240%         95%
Average commission rate
  paid(1)                        $0.0760(8)        N/A        N/A        N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                       2.02%(7)      2.09%       2.23%       2.14%       0.96%       1.24%       1.24%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                    (1.60)%(7)       (1.56)%      (1.84)%      (2.53)%      5.93%      5.72%      6.44%
----------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(4) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FOR THE PERIOD FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(6) THE PORTFOLIO TURNOVER RATE INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FROM JANUARY 1, 1997 TO DECEMBER 12, 1997.
(7)  THE RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(8) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CAPITAL APPRECIATION MASTER PORTFOLIO FROM ITS INCEPTION ON FEBRUARY 20, 1996 TO DECEMBER 31, 1996, WERE 137% AND $0.0781, RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                  U.S. GOVERNMENT INCOME
                                                                        FUND (2) (CONT.)
                                                                  ----------------------
                                                                         CLASS A (CONT.)
                                                                  ----------------------
                                                                  YEAR ENDED  YEAR ENDED
                                                                    DEC. 31,    DEC. 31,
                                                                        1994        1993
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.44      $11.11
                                                                  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.74        0.78
  Net realized and unrealized gain (loss) on investments               (1.28)       0.38
                                                                  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (0.54)       1.16
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.74)      (0.78)
  Distributions from net realized gain                                  0.00       (0.05)
  Tax return of capital                                                 0.00        0.00
                                                                  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                               (0.74)      (0.83)
                                                                  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                        $10.16      $11.44
                                                                  ----------  ----------
                                                                  ----------  ----------
TOTAL RETURN*                                                          (4.81)%     10.67%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                    $35,838     $50,301
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                              0.76%       0.53%
  Ratio of net investment income to average net assets                 6.84%       6.79%
Portfolio turnover                                                       50%        115%
Average commission rate paid(1)                                          N/A         N/A
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                  1.08%       1.01%
Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses                                  6.52%       6.31%
----------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(4) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON DECEMBER 15,
     1997.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

---------------------
108

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                         U.S. GOVERNMENT INCOME FUND (2) (CONT.)
                              ----------------------------------------------------------------------------------
                                                                                                      INSTITUTIONAL
                              CLASS B(3)                                                 CLASS C (4)   CLASS (5)
                              ----------  ----------------------------------------------------------  ----------
                                  PERIOD                                                  SIX MONTHS      PERIOD
                                   ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1997        1997        1996        1995        1994        1993        1997
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.72      $10.49      $11.17      $10.01      $11.26      $11.37      $15.73
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.03        0.55        0.58        0.64        0.65        0.32        0.05
  Net realized and
    unrealized gain (loss)
    on investments                 (0.02)       0.22       (0.68)       1.16       (1.25)      (0.06)      (0.02)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.01        0.77       (0.10)       1.80       (0.60)       0.26        0.03
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.03)      (0.55)      (0.58)      (0.64)      (0.65)      (0.32)      (0.05)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00       (0.05)       0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.03)      (0.55)      (0.58)      (0.64)      (0.65)      (0.37)      (0.05)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.70      $10.71      $10.49      $11.17      $10.01      $11.26      $15.71
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN*                      0.08%       7.56%       (0.79)%     18.54%      (5.45)%      2.25%      0.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                        $26,401      $1,772      $2,290      $2,793      $3,722      $9,594      $7,255
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.58%       1.62%       1.62%       1.62%       1.37%       0.90%       0.77%
  Ratio of net investment
    income to average net
    assets                         5.75%       5.27%       5.50%       6.07%       6.14%       5.90%       6.58%
Portfolio turnover                  306%        306%        240%         95%         50%        115%        306%
Average commission rate
  paid(1)                            N/A         N/A         N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.87%       3.06%       3.39%       2.29%       1.87%       2.03%       1.16%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                         5.46%       3.83%       3.73%       5.40%       5.64%       4.77%       6.19%
----------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(4) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON DECEMBER 15,
     1997.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                          VARIABLE RATE GOVERNMENT FUND
                                                     ----------------------------------
                                                                                CLASS A
                                                     ----------------------------------
                                                     YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                       DEC. 31,    DEC. 31,    DEC. 31,
                                                           1997        1996        1995
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $9.25       $9.35       $9.19
                                                     ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             0.51        0.50        0.53
  Net realized and unrealized gain (loss) on
    investments                                           (0.02)      (0.10)       0.16
                                                     ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                           0.49        0.40        0.69
LESS DISTRIBUTIONS:
  Dividends from net investment income                    (0.51)      (0.46)      (0.53)
  Distributions from net realized gain                     0.00        0.00        0.00
  Tax return of capital                                    0.00       (0.04)       0.00
                                                     ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                  (0.51)      (0.50)      (0.53)
                                                     ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                            $9.23       $9.25       $9.35
                                                     ----------  ----------  ----------
                                                     ----------  ----------  ----------
TOTAL RETURN*                                             5.43%       4.41%       7.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                      $227,353    $393,948    $653,897
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                 0.81%       0.88%       0.84%
  Ratio of net investment income to average net
    assets                                                5.55%       5.36%       5.71%
Portfolio turnover                                          92%        277%        317%
Average commission rate paid(1)                             N/A         N/A         N/A
---------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                     1.09%       0.98%       0.96%
Ratio of net investment income to average net
  assets prior to waived fees and reimbursed
  expenses                                                5.27%       5.26%       5.59%
---------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

---------------------
110

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                           VARIABLE RATE GOVERNMENT FUND (CONT.)
                              ----------------------------------------------------------------------------------
                                                                                                     CLASS C (2)
                                     CLASS A (CONT.)  ----------------------------------------------------------
                              ----------------------                                                  SIX MONTHS
                              YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1994        1993        1997        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $9.99       $9.95      $13.83      $13.97      $13.74      $14.93      $15.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.43        0.44        0.70        0.68        0.73        0.57        0.27
  Net realized and
    unrealized gain (loss)
    on investments                 (0.80)       0.04        0.04       (0.14)       0.23       (1.19)      (0.07)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                       (0.37)       0.48        0.74        0.54        0.96       (0.62)       0.20
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.43)      (0.44)      (0.70)      (0.63)      (0.73)      (0.57)      (0.27)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00       (0.05)       0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.43)      (0.44)      (0.70)      (0.68)      (0.73)      (0.57)      (0.27)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                           $9.19       $9.99      $13.87      $13.83      $13.97      $13.74      $14.93
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN*                      (3.81)%      4.87%      5.44%       3.95%       7.08%       (4.25)%      1.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                     $1,215,546  $1,949,013      $4,458      $5,516      $7,730     $12,220     $11,319
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.79%       0.76%       1.31%       1.38%       1.35%       1.29%       1.26%
  Ratio of net investment
    income to average net
    assets                         4.40%       4.37%       5.05%       4.85%       5.23%       3.94%       3.41%
Portfolio turnover                  164%        201%         92%        277%        317%        164%        201%
Average commission rate
  paid(1)                            N/A         N/A         N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.94%       0.95%       1.77%       1.67%       1.64%       1.55%       1.75%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                         4.25%       4.18%       4.59%       4.56%       4.95%       3.68%       2.92%
----------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
  * TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------
NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992 and currently offers thirty-two separate series. These financial statements represent the California Tax-Free Bond, Index Allocation, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds (the "Funds") each, with the exception of the California Tax-Free Bond Fund, a diversified series of the Company.

At a meeting held on July 23, 1997, the Boards of Directors of Overland Express Funds, Inc. ("Overland") and the Company approved a consolidation agreement providing for the transfer of the assets and liabilities of each Overland fund to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach Fund (the "Consolidation"). The Consolidation was subsequently approved by Overland shareholders. As a result of this Consolidation, effective at the close of business on December 12, 1997, the Stagecoach Index Allocation, Stagecoach Short-Term Government-Corporate Income, Stagecoach Short-Term Municipal Income and Stagecoach Variable Rate Government Funds were established to acquire all of the assets and assume all of the liabilities of the Overland Index Allocation, Overland Short-Term Government-Corporate Income, Overland Short-Term Municipal Income and Overland Variable Rate Government Funds, respectively (collectively, the "Predecessor Funds"). Additionally, the Stagecoach Aggressive Growth, Stagecoach California Tax-Free Bond and Stagecoach Ginnie Mae Funds acquired all of the assets and assumed all of the liabilities of the Overland Strategic Growth, Overland California Tax-Free Bond and Overland U.S. Government Income Funds, respectively. These three Funds retained Overland accounting and performance history. Historical share data found within this annual report has been restated to give effect to the conversion ratios listed below. To ensure that each Overland shareholder would hold shares of the corresponding Stagecoach Fund equal in value to the total value of the shares of the Overland fund held by the shareholder immediately before the Consolidation, the following conversion ratios were applied to the Overland shares:

                                                    CONVERSION   CONVERSION
                                                         RATIO        RATIO
FUND                                                   CLASS A     CLASS D*
---------------------------------------------------------------------------
Overland Strategic Growth Fund                      0.69721936   0.69679054
Overland California Tax-Free Bond Fund              0.95571302   1.22415291
Overland U.S. Government Income Fund                0.95041322   1.31902985

* THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION.

---------------------
112

                                                   NOTES TO FINANCIAL STATEMENTS

Subsequent to the application of the above mentioned conversion ratios, shareholders of these Funds received one share of the corresponding Stagecoach Fund for every share held of the Overland fund. Shares issued by the Stagecoach Aggressive Growth Fund, the Stagecoach California Tax-Free Bond Fund and the Stagecoach Ginnie Mae Fund in exchange for shares of the Overland Strategic Growth Fund, the Overland California Tax-Free Bond Fund, and the Overland U.S. Government Income Fund were 6,399,356 (valued at $130,801,032), 20,098,470
(valued at $227,102,430) and 9,548,126 (valued at $103,934,414), respectively.
At the date of the Consolidation, the components of net assets for each Overland and Stagecoach fund were as follows:

                                                      OVERLAND     OVERLAND
                                       OVERLAND     CALIFORNIA         U.S.
                                      STRATEGIC  TAX-FREE BOND   GOVERNMENT
DECEMBER 12, 1997                   GROWTH FUND           FUND  INCOME FUND
---------------------------------------------------------------------------
Paid-in Capital                    $142,434,794   $212,481,157  $104,335,828
Undistributed Net Realized Gain
  (Loss)                                      0              0  (2,489,111)
Unrealized Appreciation
  (Depreciation)                   (11,633,762)     14,621,273    2,087,697
                                   ------------  -------------  -----------
Total Net Assets                   $130,801,032   $227,102,430  $103,934,414


                                                    STAGECOACH
                                     STAGECOACH     CALIFORNIA   STAGECOACH
                                     AGGRESSIVE  TAX-FREE BOND   GINNIE MAE
DECEMBER 12, 1997                   GROWTH FUND           FUND         FUND
---------------------------------------------------------------------------
Paid-in Capital                     $60,656,387   $428,818,350  $166,349,440
Undistributed Net Realized Gain
  (Loss)                            (6,239,908)      (607,139)  (15,541,172)
Unrealized Appreciation
  (Depreciation)                      8,008,769     26,955,504      931,428
                                   ------------  -------------  -----------
Total Net Assets                    $62,425,248   $455,166,715  $151,739,696

Subsequent to the Consolidation, the Stagecoach Aggressive Growth Fund was renamed Stagecoach Strategic Growth Fund and the Stagecoach Ginnie Mae Fund was renamed Stagecoach U.S. Government Income Fund. The combined net assets immediately after the Consolidation were $193,226,280 for the Stagecoach Strategic Growth Fund, $682,269,145 for the Stagecoach California Tax-Free Bond Fund and $255,674,110 for the Stagecoach U.S. Government Income Fund.

All acquisitions were accomplished in separate tax-free exchanges for shares of the respective Fund. All performance and financial data for the Index Allocation, Short-Term Government-Corporate Income, Short-Term Municipal Income and Variable Rate Government Funds prior to December 15, 1997 refer to the Predecessor Funds.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

At the time of the Consolidation, the Short-Term Government-Corporate Income, Short-Term Municipal Income and Strategic Growth Funds, Funds structured as "feeder" Funds in a "master-feeder" structure, were restructured to invest directly in a portfolio of securities, rather than to invest in portfolio securities through a "master" portfolio. The corresponding Short-Term Government-Corporate Income, Short-Term Municipal Income and Capital Appreciation Master Portfolios (the "Master Portfolios") distributed all of their assets, net of their assumed liabilities, in-kind to their interestholders and wound up their affairs (the "Dissolution"). The Dissolution occurred at the close of business on December 12, 1997. The following amounts of income and expense were allocated from the Master Portfolios to their corresponding feeder Funds for the period from January 1, 1997 to December 12, 1997:

                                                                              NET
                                                               WAIVED  INVESTMENT
FUND                        INTEREST  DIVIDENDS   EXPENSES       FEES      INCOME
---------------------------------------------------------------------------------
Short-Term Government-
  Corporate Income Fund    $ 688,395  $       0  $ 100,204  $ 100,204  $  688,395
Short-Term Municipal
  Income Fund                938,002          0    161,566    161,566     938,002
Strategic Growth Fund        193,285    157,182    952,217          0    (601,750)

The California Tax-Free Bond, Index Allocation, Strategic Growth and U.S. Government Income Funds each offers Class A, Class B and Class C shares. In addition, the California Tax-Free Bond and U.S. Government Income Funds also offer Institutional Class shares. The Variable Rate Government Fund offers only Class A and Class C shares. The Short-Term Government-Corporate Income and Short-Term Municipal Income Funds each offers a single class of shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies

---------------------
114

                                                   NOTES TO FINANCIAL STATEMENTS
are in conformity with generally accepted accounting principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates should not be considered an indication of actual or expected figures; actual results may differ.

INVESTMENT POLICY AND SECURITY VALUATION

All securities are valued at the close of each business day. Securities for which the primary market is a national or foreign recognized securities or commodities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code").

TBA PURCHASE COMMITMENTS

The Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. A Fund holds, and maintains until the settlement date, cash or high-quality debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
securities, generally according to the procedures described under "Security Valuation" above. At December 31, 1997, the U.S. Government Income Fund held TBA purchase commitments with an aggregate cost basis of $73,426,094.

Although a Fund generally enters into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income of the Index Allocation Fund, if any, are declared and distributed quarterly. Dividends to shareholders from net investment income of the Strategic Growth Fund, if any, are declared and distributed annually. Dividends to shareholders from net investment income of the California Tax-Free Bond, Short-Term Government-Corporate Income, Short-Term Municipal Income, U.S. Government Income and Variable Rate Government Funds, if any, are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

---------------------
116

                                                   NOTES TO FINANCIAL STATEMENTS

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1997. The following Funds had net capital loss carryforwards at December 31, 1997:

                                                                                     YEAR  CAPITAL LOSS
FUND                                                                              EXPIRES  CARRYFORWARDS
-------------------------------------------------------------------------------------------------------
Short-Term Government-Corporate Income Fund                                          2004  $     63,690
                                                                                     2005         1,392
Strategic Growth Fund                                                                2004     3,168,815
                                                                                     2005     2,470,830
U.S. Government Income Fund                                                          2001     2,857,859
                                                                                     2002    11,205,131
                                                                                     2003       510,531
                                                                                     2004     3,893,015
Variable Rate Government Fund                                                        2000    14,942,728
                                                                                     2001     2,818,401
                                                                                     2002   119,628,012
                                                                                     2003     4,546,666
                                                                                     2004     2,482,931

The Company's Board of Directors intends to offset net capital gains with each capital loss carryforward, and no capital gain distribution shall be made until each carryforward has been fully utilized or expires.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassi-

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
fied within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

ORGANIZATION EXPENSES

The Funds have been charged for expenses incurred in connection with the organization and initial registration of the various Funds. Certain of these expenses are being amortized by the Funds on a straight-line basis over 60 months from the date each Fund commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contract with the Index Allocation Fund, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, and 0.60% of the Fund's average daily net assets in excess of $500 million. Under the contracts with the California Tax-Free Bond, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of each Fund's average daily net assets.

Prior to December 15, 1997, the Short-Term Government-Corporate Income, Short-Term Municipal Income and Strategic Growth Funds did not directly retain an investment adviser because each Fund invested all of its assets in a separate Master Portfolio which, in turn, retained WFB as investment adviser. Advisory fees were charged to the Master Portfolio at the same rates as listed above.

Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, acts as sub-adviser to the Index Allocation Fund. BGFA is entitled to receive from WFB, as compensation for its sub-advisory services a monthly fee at the annual rate of 0.20% of the Index Allocation Fund's average daily net assets up to $500 million, 0.15% of the next $500 million and 0.10% of the Fund's average daily net assets in excess of $1 billion. Prior to December 15, 1997, BGFA was entitled to an annual fee of $60,000 and a monthly fee at the annual rate of 0.20% of the Index Allocation Fund's average daily net assets.

The Company has entered into contracts on behalf of each Fund (other than the Index Allocation Fund, for which BGI serves as custodian) with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus an annual fee for custody services at the annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million and 0.02% of each

---------------------
118

                                                   NOTES TO FINANCIAL STATEMENTS
Fund's average daily net assets in excess of $100 million. Prior to December 15, 1997, WFB was entitled to compensation for its custodial and portfolio accounting services to the Short-Term Government-Corporate Income, Short-Term Municipal Income and Capital Appreciation Master Portfolios at the same rates as listed above. Additionally, prior to December 15, 1997, the Index Allocation Fund did not pay portfolio accounting fees.

BGI, a wholly-owned subsidiary of Barclays Global Investors Holdings Inc., acts as custodian to the Index Allocation Fund. BGI will not be entitled to receive compensation for its services as custodian to the Fund so long as BGFA is entitled to receive fees for providing investment sub-advisory services to the Fund.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Class A, Class B and Class C shares of the Funds and 0.06% of the average daily net assets of the Institutional Class shares of the California Tax-Free Bond and U.S. Government Income Funds. Prior to February 1, 1997, under the agency contract with the Funds, WFB was paid a per account fee plus other related costs with a minimum monthly fee of $3,000 per Fund, unless net assets of a Fund were less than $20 million. For as long as the net assets remained under $20 million, a Fund would not be charged any transfer agency fees by WFB.

Transfer agency fees paid on behalf of the Funds for the year ended December 31, 1997 were as follows:

                                                       TRANSFER     TRANSFER     TRANSFER                TRANSFER
                                                    AGENCY FEES  AGENCY FEES  AGENCY FEES             AGENCY FEES
FUND                                                    CLASS A     CLASS B*      CLASS C    INSTITUTIONAL CLASS*
-----------------------------------------------------------------------------------------------------------------
California Tax-Free Bond Fund                          $328,908       $5,022     $  8,077                  $2,366
Index Allocation Fund                                    97,521           12       47,438                     N/A
Strategic Growth Fund                                   165,790        1,461       62,416                     N/A
U.S. Government Income Fund                             122,893        1,716        2,511                     202
Variable Rate Government Fund                           434,525          N/A        9,455                     N/A

* REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997.

Transfer agency fees paid on behalf of the single class Short-Term Government-Corporate Income and Short-Term Municipal Income Funds are disclosed in the Statement of Operations.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

The Company has entered into contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder services for the Funds. Pursuant to the contracts, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.30% of the average daily net assets of the Class A and Class B shares of the California Tax-Free Bond and U.S. Government Income Funds, and 0.25% of the average daily net assets of each class of the Strategic Growth Fund, the Class B and Class C shares of the Index Allocation Fund, the Class C shares of the California Tax-Free Bond, Variable Rate Government and U.S. Government Income Funds, and the Institutional Class shares of the California Tax-Free Bond and U.S. Government Income Funds.

Shareholder servicing fees paid on behalf of the Funds for the year ended December 31, 1997 were as follows:

                                                                           SHAREHOLDER     SHAREHOLDER     SHAREHOLDER
                                                                        SERVICING FEES  SERVICING FEES  SERVICING FEES
FUND                                                                           CLASS A        CLASS B*         CLASS C
----------------------------------------------------------------------------------------------------------------------
California Tax-Free Bond Fund                                           $       72,181  $       10,736  $       14,814
Index Allocation Fund                                                                0              22          86,268
Strategic Growth Fund                                                           15,403           2,610         115,868
U.S. Government Income Fund                                                     30,748           3,677           4,680
Variable Rate Government Fund                                                        0             N/A          17,359

                                                                                SHAREHOLDER
                                                                             SERVICING FEES
                                                                              INSTITUTIONAL
FUND                                                                                 CLASS*
----------------------------------------------------------------------
California Tax-Free Bond Fund                                           $             9,860
Index Allocation Fund                                                                   N/A
Strategic Growth Fund                                                                   N/A
U.S. Government Income Fund                                                             844
Variable Rate Government Fund                                                           N/A

* REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997.

The Company has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Class A shares of the Index Allocation and Variable Rate Government Funds and the single class shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds. Pursuant to the Administrative Servicing Plan, the Funds may enter into administrative servicing agreements with administrative servicing agents who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Funds' Class A shares (or single class shares, as the case may be). Administrative servicing agents are entitled to receive a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares of the Index Allocation and Variable Rate Government Funds and the single class shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds. In no case will a shareholder be charged both 12b-1 and Administrative Servicing fees.

The Company has entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with administration services. For these services, WFB and Stephens were entitled (prior to February 1, 1998) to receive

---------------------
120

                                                   NOTES TO FINANCIAL STATEMENTS
monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets (see Note 5). Prior to May 1, 1997, Stephens provided substantially the same services as sole administrator to the Funds. Under the previous administration agreements, the California Tax-Free Bond, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth and Variable Rate Government Funds had each agreed to pay Stephens a monthly fee at the annual rate of 0.15% of each such Fund's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million; and the Index Allocation and U.S. Government Income Funds had each agreed to pay Stephens a monthly fee at the annual rate of 0.10% of each such Fund's average daily net assets up to $200 million and 0.05% of the average daily net assets in excess of $200 million.

The Company has adopted separate Distribution Plans for the single class shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds and the Class A, Class B and Class C shares of the other Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The Plan for Class A shares of the California Tax-Free Bond and U.S. Government Income Funds provides that each such Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis up to the greater of $100,000 or 0.05% of each such Fund's average daily net assets attributable to the Class A shares.

The Plan for Class A shares of the Index Allocation and Variable Rate Government Funds and the Plan for the single class shares of the Short-Term Government-Corporate and Short-Term Municipal Income Funds provide that each such Fund may pay to Stephens up to 0.25% of its average daily net assets attributable to the Class A shares as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The Plan for Class A shares of the Strategic Growth Fund provides that the Fund may pay to Stephens up to 0.10% of its average daily net assets attributable to the Class A shares as compensation for distribution-related services or as reimbursement for distribution-related expenses. Prior to December 15, 1997, the Plan provided that the Strategic Growth Fund pay to Stephens up to 0.25% of its average daily net assets attributable to the Class A shares as compensation for distribution-related services.

The Plans for the Class B and Class C shares of the California Tax-Free Bond, Index Allocation, Strategic Growth and U.S. Government Income Funds provide that the Funds may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75% of the average daily net assets attributable to the Class B and Class C shares of the Index Allocation and Strategic Growth Funds, 0.70% of the average daily net assets attributable to the Class B shares of the California Tax-Free Bond and U.S. Government Income Funds and 0.75% of

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
the average daily net assets attributable to the Class C shares of the California Tax-Free Bond and U.S. Government Income Funds. Prior to December 15, 1997, the Plans provided that the California Tax-Free Bond and U.S. Government Income Funds pay to Stephens up to 0.50% of each such Fund's average daily net assets attributable to the Class D shares as compensation for distribution-related services. The Class D shares were renamed as Class C shares in conjunction with the Consolidation.

The Plan for Class C shares of the Variable Rate Government Fund provides that the Fund may pay to Stephens up to 0.50% of its average daily net assets attributable to the Class C shares as compensation for distribution-related services or as reimbursement for distribution-related expenses.

Each Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.

Distribution fees paid on behalf of the Funds for the year ended December 31, 1997 were as follows:

                                DISTRIBUTION FEES  DISTRIBUTION FEES  DISTRIBUTION FEES
FUND                                      CLASS A           CLASS B*            CLASS C
---------------------------------------------------------------------------------------
California Tax-Free Bond Fund   $         120,470  $          25,051  $          30,313
Index Allocation Fund                     180,571                 68            258,801
Strategic Growth Fund                     297,542              7,829            347,604
U.S. Government Income Fund                 5,125              8,579              9,564
Variable Rate Government Fund             813,312                N/A             34,717

* REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997.

Distribution fees paid on behalf of the single class Short-Term Government-Corporate Income and Short-Term Municipal Income Funds are disclosed in the Statement of Operations.

Registration fees paid on behalf of the Funds for the year ended December 31, 1997 were as follows:

                                REGISTRATION   REGISTRATION   REGISTRATION     REGISTRATION FEES
FUND                            FEES CLASS A  FEES CLASS B*   FEES CLASS C  INSTITUTIONAL CLASS*
------------------------------------------------------------------------------------------------
California Tax-Free Bond Fund   $      3,904  $         140  $         797  $                280
Index Allocation Fund                 21,905          1,508         11,409                   N/A
Strategic Growth Fund                 33,505            466         18,877                   N/A
U.S. Government Income Fund           16,548            233         10,473                   466
Variable Rate Government Fund         24,123            N/A         10,000                   N/A

* REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997.

---------------------
122

                                                   NOTES TO FINANCIAL STATEMENTS

Registration fees paid on behalf of the single class Short-Term Government-Corporate Income and Short-Term Municipal Income Funds are disclosed in the Statement of Operations.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees and reimbursed expenses on the Statement of Operations for the year-ended December 31, 1997, were waived by WFB. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

Certain officers and one of the directors of the Company are also officers of Stephens. As of December 31, 1997, Stephens owned 8,898 shares of the California Tax-Free Bond Fund, 228,962 shares of the Index Allocation Fund, 11 shares of the Short-Term Government-Corporate Income Fund, 2,317 shares of the Short-Term Municipal Income Fund, 6,046 shares of the Strategic Growth Fund, 3,076 shares of the U.S. Government Income Fund and 1,515 shares of the Variable Rate Government Fund.
Stephens has retained $4,867,137 as sales charges from the proceeds of Class A shares sold, $835,456 as proceeds from Class B shares redeemed by the Company and $661 as proceeds from Class C shares redeemed by the Company for the year ended December 31, 1997. Wells Fargo Securities Inc., a subsidiary of WFB, received $4,253,190 as sales charges from the proceeds of Class A shares sold, $775,669 as proceeds from Class B shares redeemed by the Company and $0.00 as proceeds from Class C shares redeemed by the Company for the year ended December 31, 1997.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the year ended December 31, 1997, were as follows:

                                                    AGGREGATE PURCHASES AND
                                                                      SALES
                                                   ------------------------
                                                   PURCHASES AT       SALES
FUND                                                       COST    PROCEEDS
---------------------------------------------------------------------------
California Tax-Free Bond Fund                      $ 30,310,601  $56,906,907
Index Allocation Fund                               101,448,355  81,829,212
Short-Term Government-Corporate Income Fund**        21,551,757  20,317,989
Short-Term Municipal Income Fund**                   13,186,594  14,926,637
Strategic Growth Fund**                             555,512,922  587,880,324
U.S. Government Income Fund                         291,049,261  316,059,024
Variable Rate Government Fund                       224,845,952  422,984,473

** INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FOR THE PERIOD FROM JANUARY 1, 1997
   TO DECEMBER 12, 1997.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

4. CAPITAL SHARE TRANSACTIONS

As of December 31, 1997, there were over 106 billion shares of $0.001 par value capital stock authorized by the Company. As of December 31, 1997, the California Tax-Free Bond, Index Allocation and Strategic Growth Funds were authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares and the U.S. Government Income Fund was authorized to issue 300 million shares of $0.001 par value capital stock for each class of shares. As of December 31, 1997, the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds were authorized to issue 300 million shares and the Variable Rate Government Fund was authorized to issue 500 million shares of $0.001 par value capital stock for each class of shares.

                                                        CALIFORNIA TAX-FREE
                                                                  BOND FUND
                                                      ---------------------
                                                                    FOR THE
                                                         FOR THE       YEAR
                                                      YEAR ENDED      ENDED
                                                        DEC. 31,   DEC. 31,
                                                        1997 (1)      1996*
---------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                              27,081,868  1,035,266
  Shares issued in reinvestment of dividends --
    Class A                                              601,099    894,075
  Shares redeemed -- Class A                          (4,493,270) (3,749,696)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS A                                             23,189,697  (1,820,355)
  Shares sold -- Class B                               6,780,297        N/A
  Shares issued in reinvestment of dividends --
    Class B                                                  125        N/A
  Shares redeemed -- Class B                             (40,678)       N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS B                                              6,739,744        N/A
  Shares sold -- Class C                                 114,726    141,462
  Shares issued in reinvestment of dividends --
    Class C                                               11,817     18,629
  Shares redeemed -- Class C                            (200,314)  (189,483)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS C                                                (73,771)   (29,392)
  Shares sold -- Institutional Class                   7,506,033        N/A
  Shares issued in reinvestment of dividends --
    Institutional Class                                       54        N/A
  Shares redeemed -- Institutional Class                 (96,138)       N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  INSTITUTIONAL CLASS                                  7,409,949        N/A

 * FIGURES HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION.
  SEE NOTE 1.

(1) "SHARES SOLD" INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE STAGECOACH AND OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUNDS. SEE NOTE 1.

---------------------
124

                                                   NOTES TO FINANCIAL STATEMENTS

                                                               INDEX ALLOCATION FUND
                                                               ---------------------
                                                                             FOR THE
                                                                  FOR THE       YEAR
                                                               YEAR ENDED      ENDED
                                                                 DEC. 31,   DEC. 31,
                                                                     1997       1996
------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                         850,777     626,835
  Shares issued in reinvestment of dividends -- Class A          496,833     455,598
  Shares redeemed -- Class A                                    (470,768)   (547,890)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A         876,842     534,543
  Shares sold -- Class B                                          18,462         N/A
  Shares issued in reinvestment of dividends -- Class B                0         N/A
  Shares redeemed -- Class B                                           0         N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B          18,462         N/A
  Shares sold -- Class C                                       1,061,333     501,829
  Shares issued in reinvestment of dividends -- Class C          164,916     112,003
  Shares redeemed -- Class C                                    (255,583)   (138,443)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS C         970,666     475,389

                                                        SHORT-TERM GOVERNMENT-
                                                         CORPORATE INCOME FUND
                                                        ----------------------
                                                           FOR THE     FOR THE
                                                        YEAR ENDED  YEAR ENDED
                                                          DEC. 31,    DEC. 31,
                                                              1997        1996
------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold                                           2,403,766   4,726,783
  Shares issued in reinvestment of dividends              114,787      73,914
  Shares redeemed                                       (2,384,400) (3,170,650)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING             134,153   1,630,047

                                                          SHORT-TERM MUNICIPAL
                                                                   INCOME FUND
                                                        ----------------------
                                                           FOR THE     FOR THE
                                                        YEAR ENDED  YEAR ENDED
                                                          DEC. 31,    DEC. 31,
                                                              1997        1996
------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold                                           3,113,993   4,213,144
  Shares issued in reinvestment of dividend               181,253     156,919
  Shares redeemed                                       (4,728,462) (2,299,217)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING           (1,433,216) 2,070,846

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

                                                      STRATEGIC GROWTH FUND
                                                      ---------------------
                                                                    FOR THE
                                                         FOR THE       YEAR
                                                      YEAR ENDED      ENDED
                                                        DEC. 31,   DEC. 31,
                                                        1997 (2)      1996*
---------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                               9,450,816  5,734,498
  Shares issued in reinvestment of dividends --
    Class A                                            1,180,296     26,926
  Shares redeemed -- Class A                          (8,176,548) (3,240,135)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS A                                              2,454,564  2,521,289
  Shares sold -- Class B                                 986,522        N/A
  Shares issued in reinvestment of dividends --
    Class B                                                    0        N/A
  Shares redeemed -- Class B                             (18,018)       N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS B                                                968,504        N/A
  Shares sold -- Class C                               7,044,117  3,347,233
  Shares issued in reinvestment of dividends --
    Class C                                              249,166      5,316
  Shares redeemed -- Class C                          (7,280,888) (2,536,604)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS C                                                 12,395    815,945

 * FIGURES HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION.
  SEE NOTE 1.

(2) "SHARES SOLD" INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE STAGECOACH AGGRESSIVE GROWTH FUND AND OVERLAND EXPRESS STRATEGIC GROWTH FUND. SEE NOTE 1.

---------------------
126

                                                   NOTES TO FINANCIAL STATEMENTS

                                                              U.S. GOVERNMENT INCOME
                                                                                FUND
                                                            ------------------------
                                                                 FOR THE     FOR THE
                                                              YEAR ENDED  YEAR ENDED
                                                                DEC. 31,    DEC. 31,
                                                                1997 (3)       1996*
------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                      15,150,976   5,755,299
  Shares issued in reinvestment of dividends -- Class A          384,053     102,502
  Shares redeemed -- Class A                                  (3,703,910) (1,290,959)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A      11,831,119   4,566,842
  Shares sold -- Class B                                       2,490,749         N/A
  Shares issued in reinvestment of dividends -- Class B               27         N/A
  Shares redeemed -- Class B                                     (24,344)        N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B       2,466,432         N/A
  Shares sold -- Class C                                          29,243      34,053
  Shares issued in reinvestment of dividends -- Class C            3,838       6,982
  Shares redeemed -- Class C                                     (85,895)    (72,602)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS C         (52,814)    (31,567)
  Shares sold -- Institutional Class                             462,544         N/A
  Shares issued in reinvestment of dividends --
    Institutional Class                                                0         N/A
  Shares redeemed -- Institutional Class                            (669)        N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
 INSTITUTIONAL CLASS                                             461,875         N/A

 * FIGURES HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION. SEE NOTE 1.

(3) "SHARES SOLD" INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE STAGECOACH GINNIE MAE FUND AND OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND. SEE NOTE 1.

                                                                       VARIABLE RATE
                                                                     GOVERNMENT FUND
                                                              ----------------------
                                                                 FOR THE     FOR THE
                                                              YEAR ENDED  YEAR ENDED
                                                                DEC. 31,    DEC. 31,
                                                                    1997        1996
------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                       7,444,514   1,440,106
  Shares issued in reinvestment of dividends -- Class A          327,188     648,270
  Shares redeemed -- Class A                                  (25,731,027) (29,451,100)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A      (17,959,325) (27,362,724)
  Shares sold -- Class C                                      15,373,699   5,964,908
  Shares issued in reinvestment of dividends -- Class C           15,917      13,296
  Shares redeemed -- Class C                                  (15,467,038) (6,132,463)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS C         (77,422)   (154,259)

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

5. SUBSEQUENT EVENTS

The Funds have changed their fiscal year-end to March 31 to coincide with the year-end of other funds offered by the Company.

On January 29, 1998, the Board approved a change to the administration and co-administration agreements for the Funds. Effective February 1, 1998, WFB and Stephens will be entitled to receive 0.03% and 0.04%, respectively, of each Fund's average daily net assets for administration services.

---------------------
128

                                                    INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
STAGECOACH FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the California Tax-Free Bond Fund, Index Allocation Fund, Short-Term Government-Corporate Income Fund, Short-Term Municipal Income Fund, Strategic Growth Fund, U.S. Government Income Fund and Variable Rate Government Fund (seven of the funds comprising Stagecoach Funds, Inc.) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Stagecoach Funds, Inc. as of December 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

SAN FRANCISCO, CALIFORNIA
FEBRUARY 6, 1998

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
130

                                                                STAGECOACH FUNDS

-----------------------------------------
SHAREHOLDERS' MEETING AND PROXY VOTING RESULTS
The following proposals were passed by the required majority of shareholders of the indicated Predecessor Funds at Special Shareholders' meetings held on November 20, (as adjourned to) November 26, December 5 and December 11, 1997, for the purpose of voting on the proposals.

PROPOSAL 1

To approve a proposed Agreement and Plan of Consolidation providing for the transfer of the assets and stated liabilities of specific Overland portfolios to corresponding investment portfolios of Stagecoach Funds, Inc., in exchange for shares of equal value of designated classes of the Stagecoach Funds.

 CALIFORNIA TAX-FREE BOND FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
11,708,017     656,057      967,290

 INDEX ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,427,823      156,356      280,436

 SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
995,384        0            0

 SHORT-TERM MUNICIPAL INCOME FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
2,344,459      0            0

 STRATEGIC GROWTH FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,639,051      99,472       280,253

 U.S. GOVERNMENT INCOME FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
5,566,973      306,540      588,496

 VARIABLE RATE GOVERNMENT FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
21,798,205     1,959,250    810,199

PROPOSAL 2

For Class D shareholders of specific Overland portfolios to approve a twenty-five basis point (0.25%) increase in the maximum level of distribution fees payable under the rule 12b-1 distribution plan for the Class C shares of corresponding portfolios of Stagecoach Funds, Inc.

 CALIFORNIA TAX-FREE BOND FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
179,588        41,378       3,032

 U.S. GOVERNMENT INCOME FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
69,935         4,123        5,078

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
132

                                                           LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

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Wells Fargo Bank provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo Bank is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

SC OEX AR (2/98)

STAGECOACH
FUNDS-REGISTERED TRADEMARK-
P.O. Box 7066
San Francisco, CA 94120-7066
DATED MATERIAL
PLEASE EXPEDITE
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                                               -C- 1998 Stagecoach Funds

                      STAGECOACH FUNDS 1997 ANNUAL REPORT